Exhibit 10.6

STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 12th day of March in the year 2012 between REP 80 ARKAY DRIVE, LLC party of the first part, hereinafter referred to as OWNER, and STANDARD MICROSYSTEMS CORPORATION party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner in the building known as ~~in the Borough of             City of New York~~ for the term of * (or until such term shall sooner cease and expire as hereinafter provided) to commence on ~~the~~ * ~~day of       in the year~~      and to end on ~~the~~ * ~~day of      in the year~~       and both dates inclusive, at the annual rental rate of *

*As set forth in the rider annexed hereto

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever except that tenant shall pay the first monthly installments(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves their heirs, distribute, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

Rent:                          1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:              2. Tenant shall use and occupy the demised premises for office, warehouse, manufacturing and laboratory use and for any other ancillary use related to Tenant’s business then operating at the premises provided such use is in accordance with the certificate of occupancy for the building if any, and for no other purpose.

Alterations:              3. ~~Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent Subject to the prior written consent of Owner, and to the provisions of this article. Tenant at Tenant’s expense may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, using contractors or mechanics shall approved in each instance by Owners~~. Tenant shall, at its expense, before making any alterations, additions, installations, or improvements obtain and Owner shall cooperate with Tenant at no cost or expense to Owner and execute such forms as Tenant may reasonably request to enable Tenant to obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner Tenant agrees to carry and will cause Tenant’s contractors and sub-contractors to carry such worker’s compensation commercial general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days after Tenant has knowledge thereof ~~thereafter~~, at Tenant’s expense, by payment or filing a bond as permitted by law. All fixtures and all paneling partitions railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf shall upon installation become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner by notice to Tenant ~~no later than twenty (20) days prior to the date fixed as the termination of this lease.~~ given in accordance with 45 of this lease. elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease at Tenant’s expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant’s removal of trade fixtures moveable office furniture and equipment, but upon removal of same from the demised premises, or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenants removal shall be deemed abandoned and may at the election of Owner, either be retained as Owner’s property or removed from the demised premises by Owner, at Tenant’s expense.

Repairs:                   4. Owner shall maintain and repair the exterior of and public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities contained therein, if any ~~(if the demised premise encompasses the entire floor of the building).~~ The windows and window frames and the fixtures and appurtenances therein, and at Tenant’s sole cost and expense promptly make all repairs thereto and to the building whether structural or non-structural in nature caused by or resulting from the carelessness omission neglect or improper conduct of Tenant, Tenant’s servants, employees, invitees or licensees, and whether or not arising from Tenant’s conduct or omission when required by other provisions of this lease, including article 6 Tenant shall also repair all damage to the building and demised premises caused by moving of Tenants fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after thirty (30) ~~ten (10)~~ days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant and the expenses thereof incurred by Owner shall be collectible, as additional rent after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin. Tenant shall at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises, and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant’s servants, agents, employees, invitees or licensees as foresaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof In exercising the rights set forth herein. Owner will use commercially reasonable efforts to minimize interference or disruption to Tenant’s business and except in an emergency. Owner will provide Tenant with prior notice of any such repairs, alterations, additions or improvements. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to Which Article 9 hereof shall apply.

Window Cleaning:                   5. Tenant will not clean nor require the permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of law, Fire Insurance, Floor loads:                      6. Prior to the commencement of the lease term, if Tenant is then in possession and at all times thereafter. Tenant shall at Tenant’s sole cost and expense, promptly comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law and all orders, rules and regulations of the New York Board of fire underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises. ~~Whether or not~~ arising out of Tenant’s particular use or manner of use thereof, or with respect to building, if arising out of Tenant’s particular use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein. Violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which contrary to law, or which will invalidate or be in conflict with public hability, fire or other policies of insurance at any time carried by or for the benefit of Owner, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Owner acknowledges that the mere use of the demised premises for purposes permitted under Section 51 of the Rider will not violate or conflict with any of Owner’s insurance policies for the Building. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire

Department, Board of Fire Underwriters, Fire insurance Rating Organization and other authority having jurisdiction and then only in such manner and such quantity so as not to increase the rate for the fire insurance applicable to the building nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to send premises shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by tenant, at Tenant’s expense in settings sufficient in Owner’s judgment to absorb and prevent vibration noise and annoyance.

Subordination:              7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, tenant shall from time to time execute promptly any certificate that owner may request.

Tenant’s Liability Insurance Property loss, damage, Indemnity:               8. Owner or its agents shall not be liable for any damage to property of tenant or of others entrusted to employees of the building nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due, the negligence or willful misconduct of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including but not limited to, owner’s own acts. Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. ~~Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by tenant, tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease or the carelessness, negligence or improper conduct of Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant upon written notice from owner, will at Tenant’s expense resist or defend such action or proceeding by counsel approved by Owner in writing such approved not be unreasonably withheld.~~

Destruction, Fire, and Other Casualty:                                 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall promptly upon notice thereof, give ~~give immediate~~ notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable or materially inaccessible by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day of ~~following~~ the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty, (it being acknowledged and agreed that “totally” and “wholly” shall mean damage to 75% or more of the useable area of the demised premises) then the rent and other items of additional rent as hereinafter expressly provides shall be proportionately paid up to the time of the casualty and henceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above) subject to Owner’s right to elect not to restore the same as hereinafter provided (d) If the demised premises are rendered wholly unusable or wholly inaccessible (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to not rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within sixty (60) ~~ninety (90)~~ days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than thirty (30) ~~sixty (60)~~ days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above  for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty. Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible; all of Tenant’s salvageable inventory and movable equipment, furniture, and other property, Tenant’s liability for rent shall resume five (5) business days after written notice from Owner that the demised premises are substantially ready for tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law. Owner and tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. Both Owner and Tenant shall obtain property insurance policies that ~~The foregoing release and waiver shall be in force only if both release insurance policies~~ contain a clause providing that such a release or waiver shall not invalidate the insurance If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent domain:                                10. If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired terms of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner’s award. All Rent and Additional rent shall be pro-rated and adjusted to the date of the vesting of title

Assignment Mortgage Etc.:            11. Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Which consent shall not be unreasonably withheld conditioned or delayed. ~~Transfer of the majority of the stock of corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed as assignment~~. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may after default by Tenant, collect rent from the assignee, undertenants or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underlying, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:                             12. ~~Rates and condition in respect to sub metering or rent inclusion as the case may be to be added in RIDER attached hereto~~. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which in Owner’s opinion reasonably exercised will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant for any loss damages or expenses which Tenant may sustain.

Access to Premises:                       13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time and at other reasonable times, upon reasonable prior notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the demised premises after Tenant’s failure to make repairs, after reasonable notice of the need to make same or perform any work which Tenant is obligated to perform under this lease, after reasonable notice of the need to make same or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use maintain and replace pipes, ducts, and conduits in and through the demised premises, and to erect new pipes, ducts, and conduits therein provided such pipes and conduits do not materially and adversely reduce the usable area of the demised premises and, wherever possible, that they are within walls or otherwise concealed. Owner may during the progress of any work in the demised premises take all necessary materials and equipment into said premises without the same constituting an eviction nor shall Tenant be entitled to any abatement of rent while such work is in progress not to any damages by reason of loss or interruption of business or otherwise. Owner shall use commercially reasonable efforts to minimize interference with the conduct of tenant’s business in connection with owner’s exercise of the rights set forth herein. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours upon reasonable prior notice for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last twelve (12) ~~six (6)~~ months of the term for the purpose of showing the same to prospective tenants, and may during said ~~six (6)~~ months period, place upon the demised premises the usual notices “To Let” and “For sale” which notices tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s property such entry shall not render Owner or its agents liable therefore nor in any event shall the obligations of Tenant hereunder be affected. ~~If during the last month of the term tenant shall have removed all or substantially all of tenant’s property there front, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent or incurring liability to tenant for any compensation and such act shall have no effect on this lease on Tenant’s obligation hereunder.~~

Vault, Vault Space. Area:                    ~~14. No vaults vault space or Enclosed or covered, not of the building is leased                                      Hereunder anything contained in or in indicated on any sketch blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding Owner makes no representation on to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may ne permitted to use and/or occupy, id to be used and/or occupied under a revocable license, and if any such license be revoked or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility Owner shall not be subject to any liability , nor shall Tenant be entitled to any compensation or diminution or requisition to deemed constructive or actual eviction any tax fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.~~

Occupancy:            15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work if any In any event Owner makes no representation as to the condition of the demised premises and Tenant agrees to accept the same subject to violations whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:          16 (a)  Anything elsewhere in this lease to the contrary notwithstanding this lease may be cancelled by Owner by sending of a written Notice to Tenant within a reasonable time after the happening of any one or more of the following Events (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of any of Tenant’s obligations under this lease) as the debtor, which, if involuntary is not dismissed within ninety (90) days after filing, or (2) the making by Tenant (or a guarantor of any of Tenant’s obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute> Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant, as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises or any part thereof be relet by Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of re-letting. Nothing here in contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reasons of such terminations an amount equal to the maximum allowed by any statute or role of law in effect at the time when and governing proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default :                17.  (1) If Tenant defaults in fulfilling any of the covenants of this lease other than covenants for the payment of rent or additional rent, or if the demised premises becomes vacant or deserted, or if this lease be rejected under §365 of Title 11 of the U.S Code (Bank bankruptcy Code); or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than the Tenant, or if Tenant shall be in default with respect to any other lease between Owner and Tenant, ~~or if Tenant shall have failed after five (5) days written notices to redeposit with Owner may portion of the security deposited here under which Owner law applied to the payment of any rent and additional rent due and payable hereunder or if Tenant fails to move into or take possession of the demised premises within thirty (30) days after the commencement of the rent of this lease,~~ of which fact Owner shall be the sole judge: then in any one or more of such events, upon Owner serving a written thirty (30)~~fifteen (15~~) days notice upon Tenant specifying the nature of said default, and upon the expiration of said thirty (30) ~~fifteen (15~~) days, if Tenant shall have fail to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) ~~fifteen (15~~)  day period and if Tenant shall not have diligently commenced during such default within such thirty (30)~~fifteen (15~~) day period, and shall not thereafter with reasonable diligently and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2)  If the notice provided  for in (1) hereof shall have been given and the term shall expire as aforesaid: or if Tenant shall be default in the payment of the rent reserved here in or any item of additional  rent herein mentioned and such default is not cured within five (5) business days after written notice from Owner to Tenant or any part of either , or in making any other payment herein required then and in any of such events, Owner may without additional notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waves the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:                  18. In case of any such default, re-entry, expiration and/or disposses by summary proceedings or otherwise, (a) the rent, and additional rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the terms of this lease, and may grant concession or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform and Tenant’s covenants herein contained any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and/or rights of redemption granted by or under any present or future laws.

Fees and Expenses:                           19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required  and upon expiration  of the applicable grace period , if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without additional notice, perform the obligation of tenant thereunder. If Owner in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incur any obligations for the payment of money, including but not limited to reasonable attorneys fees, instituting, prosecuting or defending any action or proceeding and prevents in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing reasonable expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within  ~~ten (10)~~ days of rendition of any bill or statement to Tenant therefore. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:             20. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and or location of public entrances. Passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known, provided such change does not decrease or increase the rentable square feet of the demised premises.  There shall be no allowance to Tenant for discrimination  of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements, Furthermore Tenant shall not have any claim against Owner by reason of Owner’s imposition of any controls of the manner access to the building by Tenant’s social or business visitors, as Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:                            21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected, the demised premises, the rents, leases, expenses of operations, or any other matter or thing affecting or related to the demise premises or the building except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provision of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as-is” on the date possession is tendered, and acknowledges that the taking of possession of the demised premises by Tenant shall be convulsive evidence that the said premises, and the building of which the same form a part, were in good and satisfactory condition at the time such possession was so taken except as to latent defeats. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter  made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against when enforcement of the change modification, discharge or abandonment is sought.

End of Term:                             22. Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Owner the demised premises, “broom-clean” in good order and condition, ordinary wear, damage by fire or other casualty and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises except as otherwise provided herein. Tenant’s obligation to observe or perform thus covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease, or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quite Enjoyment:                    23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:                        24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured, or if Owner has not completed any work required to be performed by Owner, or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

No waiver:                            25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of, any convenient or condition of this lease, or of any of the Rules and Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Owner of rent with Knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by either party. ~~Owner~~ unless such waiver be in writing signed by such party ~~Owner~~. No payment by Tenant, or receipt by Owner, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent, or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor or as a modification of the provisions of the lease. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury:                   26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant’s use of or occupancy of demised premises and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences and proceeding or action for possession, including a summary proceeding for possession of the demised premises. Tenant will not interpose any counterclaim of whatever nature or description which are not mandatory to preserve such claim under applicable law in any such proceeding, ~~including a……….. under Article 4. Except for statutory mandatory conduct claims.~~

Inability to Perform:                        27. Except as otherwise specifically provided herein. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenanted and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of  its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repairs, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from doing so by reason of strike or labor troubles, or any cause whatsoever beyond Owner’s sole control including, but not limited to, government preemption or restriction, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Rider to be added if necessary

Bills and Notices:                          28. Except as otherwise in this lease provided, any notice, statement, demand or other communication  required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease. Tenant’s address, unless Tenant shall give notice to the contrary, shall be the building). And shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demand or other communications intended for it. Notices given by Owner’s managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. ~~At Owner’s option, notices and bills to Tenant may be sent by hand delivery~~.

Water Charges :                          29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Owner shall be the sole judge) Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation. Throughout the duration of Tennant’s occupancy, Tennant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Owner shall be the sole judge) Owner may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and in the event Tenant defaults in the making of such payment, Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent or levy which now or hereafter is assessed, imposed or a lien upon the demised premises, or the reality of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the building, the demised premises, or any part thereof , is supplied with water through a meter through which water is also supplied to other premises. Tenant shall pay to Owner, as additional rent, on the first day of each month.*        %

($XXXXXXXXX) of the total meter charges as Tenant’s portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant, or paid by Owner, for any of the reasons or purposes hereinabove set forth.

Sprinklers:                                30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommended or require the installation of the sprinkler system, or that any changes, modifications, alterations, or additional sprinkler hands or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowances for a sprinkler system in the fire insurance rate set by said Exchange or any other body making fire insurance rates, or by any fire insurance company. Tenant shall, at Tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations. and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of *   , on the first day of each month during the term of this lease, ~~as Tenant’s portion~~ of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:          31. As long as Tenant is not in default under any the covenants of this lease, beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1p.m: (b) if freight elevator service is provided, same shall be provided only on regular business days. Monday through Friday incisive, and on those days only between the hours of 9 am and 12 noon and between 1 p.m and 5 p.m : (c) subject to the further provisions of the Rider to this lease. furnish heat, water and other services supplied by Owner to the demised premises when and as required by law on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1 p.m : (d) subject to the further provisions of the Rider to this lease. Clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant’s expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ person or persons, or cooperation’s approved by Owner. ~~Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect, and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional ren~~t. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the reasonable judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which in the reasonable judgment of Owner are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. ~~If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder. Owner shall perform all such work in a good and workmanlike manner and shall use commercially reasonable efforts to minimize interference with Tenant’s business at the Demised Premises.~~

*Tenant’s Proportionate Share

Security:               ~~32. Tenant has deposited with Owner the sum of $           as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                 33. The Captions are inserted as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:             34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgage in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and constructed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee at any such sale, or the said leasee of the building or of the land and building that the purchaser or the leasee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation Shoring:                        35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized the to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:                                 36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease. ~~in such manner as Owner may xxx~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                      37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                       38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required ~~of Tenant~~ reasonably.

Directory Board Listing:               39. If, at the request of , and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:                40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

REP 80 ARKAY DRIVE, LLC
By: Rechler Management, LLC,
~~its Manager~~
Witness for Owner:
By:

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE APART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36

1.  The sidewalks, entrances drive ways passengers, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises for delivery of merchandised and equipment in a promote and efficient manner, using elevators and passengeways designated for such delivery by Owner. There shall not be used in any space or in the public hall of the building, either by the Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.  ~~If said premises are situated on the ground floor of the building, tenant shall further at tenants expense keep the side walk and ------- in form of said premises clean and free from -------- dirt and rubbish.~~

2.  The water and wash closest and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags acids or other substance shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant whether or not caused by Tenant, its clerks, agents, employees or visitors.

3.  No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw or permit to be swept or thrown substances from the demised premises, any dirt or other substances into any of the corridors of halls, elevators or out of the doors or windows or stairways of the building. ~~And Tenant shall not use keep of permit to be used or kept any foul or ----- gas or substance in the denied premises or permit or suffer the demise premises to be occupied or used in a manner offensive or object able to owner or other occupants of the building by ---------- orders and or vibrations or interfere in any way with other Tenants or those having business therein,~~ nor shall any bicycles, vehicles, animals (other than “service animals”), fish or birds be kept in or about the building, Smoking or carrying lighted cigars or cigarettes in the ~~elevators of the~~ building is prohibited.

4.  No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of owner.

5.~~No sign, advertisement, notice or order---- shall be --- painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demise premises if the same is visible from the outside of the demised premises without the prior written consent of owner. Except that the name of Tenant may appear on the entrance door of the demised premises in the event of the violation of the foregoing by Tenant. Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant. Interior signs on door and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to owner.~~

6.  Tenant shall not mark paint, drill into or anyway deface any part of the demised premises of the building of which they form a part No boring, cutting on stringing of wires shall be permitted, except as otherwise permitted by this lease ~~with the prior written consent of Owner~~, and as Owner may direct. Tenant shall not lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of demised premises and if linoleum or other similar floor covering is desired to be used, an interlining of builders deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms either furnished to or otherwise procured by tenant and in the event of the loss of any keys, so furnished, Tenant shall pay to Owner the cost of thereof. Notwithstanding, the foregoing, Tenant shall be permitted to utilize the locks and keys currently existing at the demised premises so long as Landlord is provided with copies of all keys and/or codes related thereto.

8.  Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours, and in a manner approved by Owner. Owner reserves the right to inspect all freight to be reasonably brought in to the building, and to exclude from the building all freight  which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part. Notwithstanding the foregoing. Tenant shall be permitted to use the passenger elevators at the Building for the transfer of material and equipment form the lower level of the Building to the Demised Premises, so long as such use does not occur between 8:00 a.m. and 10:00 a.m. or 4:00 p.m. to 6:00 p.m. on weekdays.

9.  Tenant shall not obtain for use upon the demised premises ice drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except ~~from persons authorized by Owner and~~ at hours and under regulations fixed by Owner Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same

10.  ~~Owner reserves the right to exclude from the building  of persons who do not present a pass to the building signed by Owner Owner will furnish passes to persons for  whom any Tenant requests same in writing. Tenant shall be responsible for whom it requests such pass, and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except  on business days from 8:00a.m to 6:00a.m. and on Saturdays from 8:00a.m. to 1:00p.m. Tenant shall not have the claim against Owner by reason of Owner excluding from the building any person who does not present such pass.~~

11.  Owner shall have the right to prohibit any advertising by Tenant which in Owner’s opinion, lends to impair the reputation of the building or its desirability reasonable  as a loft building, and upon written notice from Owner. Tenant shall refrain from or discontinue such advertising.

12.  Except as otherwise set forth in this lease. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive or hazardous fluid, material, chemical, or substance, or cause or permit any odors of cooking or other processes , or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13.  Tenant shall not use the demised premises in manner which disturbs or interferes with other tenants in the beneficial use of their materially premises.

14. Refuse and Trash (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future loss, orders and regulations, of all state, federal, municipal and local government, departments, commissions and boards regarding the collection, sorting, separation and recycling  of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove or cause to be removed by a contractor acceptable to Owner at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consist such items as Owner may expressly designate for Tenant’s removal, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this Building Rule 14, and at Tenant’s sole cost and expense shall indemnity defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non compliance utilizing counsel reasonably satisfactory to Owner

Security:                         ~~32. Tenant has deposited with Owner the sum of $           as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                         33. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:                     34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgage in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and constructed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee at any such sale, or the said lessee of the building or of the land and building that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation Shoring:                35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:                36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease. ~~in such manner as Owner may xxx~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                       37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                         38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required reasonably ~~of Tenant~~.

Directory Board Listing:                    39. If, at the request of , and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:                   40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERE TO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:
By:

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT
STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

RIDER TO LEASE dated March 13, 2012 between REP 80 Arkay Drive, LLC, as Owner, and Standard Microsystems Corporation, as Tenant

41.       Definitions.

(a)        For purposes of this lease, the term "Building" shall mean the building located at 80 Arkay Drive, Hauppauge, New York of which the Demised Premises form a part, and the term "Real Property" shall mean the Building, any constituent units comprising the Building, and the land and improvements appurtenant to and used in connection with the Building. The parties hereby stipulate and agree that the Demised Premises as depicted in the annexed Exhibit "A' (herein referred to as the "Demised Premises" or the "demised premises") contain 111,933 rentable square feet of space in the Building containing 202,894 rentable square feet which constitutes 55.17 percent of the area of the Building ("Tenant's  Proportionate Share").  For the purposes of this rider, all references to the term "Landlord" shall mean and refer to Owner.

(b)       On even date herewith, pursuant to an assignment and assumption of lease between Tenant, as assignor, and Landlord, as assignee, Landlord became the lessee under that certain Lease Agreement (the "IDA Lease") with Suffolk County Industrial Development Agency (the "Agency"), as lessor, for the Real Property.  In light of the foregoing, although this lease is a sublease between Landlord, as sublandlord, and Tenant, as subtenant, this lease shall be referred to herein as a lease, not a sublease, Landlord shall be referred to as "Landlord" and not a sublandlord, and Tenant shall be referred to as "Tenant" and not a subtenant.

42.       Term.

(a)       The term ("Term", "term" or "Demised Term") of this lease, Tenant's right to occupy the Demised Premises and Tenant's obligation to pay Rent (as defined in Paragraph 43 hereof) and all items of additional rent shall commence on March 13, 2012 (the "Commencement Date").  The Term of this lease shall expire on the day preceding the day which is fifteen (15) years after (x) the Commencement Date (but only if the Commencement Date occurred on the first day of a calendar month) or (y) the first day of the first full calendar month following the Commencement Date (if the Commencement Date did not occur on the first day of a calendar month) (the "Expiration Date").

(b)       A "Lease Year" shall be comprised of a period of twelve (12) consecutive months. The first Lease Year shall commence on the Commencement Date but, notwithstanding the first sentence of this paragraph, if the Commencement Date is not the first day of a month, then the first Lease Year shall include the additional period from the Commencement Date to the end of the then current month.  Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year. For example, if the Commencement Date is June 1, 2011, the first Lease Year would begin on June 1, 2011, and end on May 31, 2012, and each succeeding Lease Year would end on May 31st. If, however, the Commencement Date is June 2, 2011 the first Lease Year would end on June 30, 2012, the second Lease Year would commence on July 1, 2012, and each succeeding Lease Year would end on June 30th.

43.       Rent.

(a)   During the term of this lease, Tenant shall pay minimum annual rent ("Rent") as follows:

During the first  Lease Year, the Rent shall be $1,119,330.00,  payable in equal monthly installments of $93,277.50.

During the second Lease Year, the Rent shall be $1,152,909.90,  payable in equal monthly installments of $96,075.83.

During the third Lease Year, the Rent shall be $1,187,497.20,  payable in equal monthly installments of $98,958.10.

During the fourth Lease Year, the Rent shall be $1,223,122.12,  payable in equal monthly installments of $101,926.84.

During the fifth Lease Year, the Rent shall be $1,259,815.78,  payable in equal monthly installments of $104,984.65.

During the sixth Lease Year, the Rent shall be $1,297,610.25,  payable in equal monthly installments of $108,134.19.

During the seventh Lease Year, the Rent shall be $1,336,538.56,  payable in equal monthly installments of $111,378.21.

During the eighth Lease Year, the Rent shall be $1,376,634.72,  payable in equal monthly installments of $114,719.56.

During the ninth Lease Year, the Rent shall be $1,417,933.76,  payable in equal monthly installments of $118,161.15.

During the tenth Lease Year, the Rent shall be $1,460,471.77,  payable in equal monthly installments of $121,705.98.

During the eleventh Lease Year, the Rent shall be $1,504,285.92,  payable in equal monthly installments of $125,357.16.

During the twelfth Lease Year, the Rent shall be $1,549,414.50,  payable in equal monthly installments of $129,117.88.

During the thirteenth Lease Year, the Rent shall be $1,595,896.94, payable in equal monthly installments of $132,991.41.

During the fourteenth Lease Year, the Rent shall be $1,643,773.85, payable in equal monthly installments of $136,981.15.

During the fifteenth Lease Year, the Rent shall be $1,693,087.07, payable in equal monthly installments of $141,090.59.

(b)       Additionally, should the Commencement Date be a date other than the first day of a calendar month, Tenant shall pay a pro rata portion of the Rent on a per diem basis, based upon the second full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month.  The rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.

(c)       The minimum annual rent hereinabove provided for shall be in addition to all other payments to be made by Tenant as herein provided except as set forth to the contrary in this lease. It is the purpose and intent of the parties hereto that the minimum annual rent shall be absolutely net to Landlord, except as set forth to the contrary in this lease so that this lease shall yield, net to the Landlord, the minimum annual rent, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during the term of this lease shall be paid by Tenant and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

(d)       Any sums of money required to be paid by Tenant to Landlord in addition to the rent reserved under this Paragraph 43, shall be deemed additional rent, shall be paid without deduction or offset, and in the event Tenant fails to pay such additional rent, Landlord shall be entitled to the same remedies under this lease or by law, as are available to Landlord for the nonpayment of rent, including, without limitation, summary dispossess proceedings.

(e)       Tenant is hereby authorized and directed to make all payments of Rent and additional rent and other amounts payable by Tenant as follows:(i) if payment is made by wire transfer, wired to M&T Bank, Buffalo, New York, ABA# 022000046, Account#11000911296 Account Name: REP 80 Arkay Drive LLC, or (ii) if payment is made by check, mailed by regular US mail, to c/o Rechler Equity Partners, 85 South Service Road, Plainview, New York 11803.

(f)        The parties are entering into this lease as part of a sale-leaseback transaction, whereby Tenant is assigning its leasehold interest in the Real Property to Landlord and is leasing back the Demised Premises from Landlord. Tenant is providing Landlord with purchase money financing in connection with such transaction, which financing will be secured by a mortgage against the Real Property (the "Purchase Money Mortgage").  In the event Landlord defaults, beyond any applicable notice and grace periods provided therein for the cure thereof, in the payment of any principal and/or interest payable pursuant to the Purchase Money Mortgage, then Tenant shall be permitted to offset such unpaid amounts against the next due installment(s) of Rent payable hereunder.

44.       Utilities.

(a)       Tenant shall furnish and pay for, at its sole cost and expense, all utilities supplied to the Demised Premises (with the exception  of water) by any utility company, whether public or private, including but not limited to gas, electricity, fuel oil and telephone.  In the event Tenant fails to do so, Tenant shall reimburse Landlord for the utility charges actually incurred by Landlord in providing service to the Demised Premises prior to the date the accounts have been transferred, without markup or administrative fee. Such sums shall be paid by Tenant as additional rent, within thirty (30) days of Landlord's  invoice therefor.

(b)       The  parties  hereby  acknowledge  and  agree  that  the  Demised  Premises  are not separately metered for water.  In addition to the additional rent payable under Paragraph 47 below, Tenant  shall pay to Landlord, as additional  rent, within thirty (30) days of Landlord's  invoice therefor, Tenant's Proportionate Share of Landlord's actual cost, without markup or administrative fees, for water consumed  at the Building and/or  Real Property, and for sewer charges, if any, assessed or imposed against the Building and/or Real Property.  Tenant shall not use water for other than normal  lavatory  purposes and other  purposes  incidental  to Tenant's  permitted  use of the Demised Premises as set forth herein.

(c)       Notwithstanding the provisions of Paragraph 44(a) above, if there shall be a master, submetered oil tank servicing the Building or the Demised Premises, oil for heating purposes shall be provided from such master tank and metered in the Demised Premises.  Tenant agrees to provide access to Landlord for meter reading purposes.  Landlord will bill Tenant at regular published retail prices based on usage, without markup or administrative fees, and Tenant shall have thirty (30) days to remit from the date of billing.  Said amount shall be deemed to be additional rent.

45.       Alterations.

(a)        Tenant shall make no changes in or to the Demised Premises which are of a structural nature or which affect the exterior of the Building without Landlord's  prior written consent, which consent may be granted or withheld in its sole discretion. Notwithstanding anything contained herein to the contrary (but subject to the requirements set forth in Paragraph 3 of the printed form portion of this lease), Tenant may, upon prior written notice to, but without requiring the consent of, Landlord, perform non-structural and interior Alteration(s) (as hereinafter defined).  Further supplementing Paragraph 3 of the printed form portion of this lease, with respect to any and all alterations, installations,  additions and improvements (each, an "Alteration"  and collectively, "Alterations") permitted  by Landlord  to  be performed  by or on  behalf of  Tenant  in the  Demised  Premises (including, without limitation, those non-structural, interior Alterations which do not require Landlord's  prior consent), Tenant will deliver to Landlord certificates evidencing Worker's Compensation  Insurance and Contractor's  General Liability Insurance in the amount reasonably satisfactory to Landlord (but in no event less than the amounts set forth in paragraph 59 herein) prior to the commencement of such work.  Any and all Alterations and any and all structures or fixtures, except  those fixtures  described  on Exhibit "B"  annexed  hereto and made a part hereof and/or movable trade fixtures not attached to the realty, installed by or on behalf of Tenant shall be deemed attached to the freehold and automatically become the property of Landlord upon installation, unless Landlord shall elect, in writing, otherwise (such written notice to be delivered to Tenant with Landlord's  consent of the Alteration(s),  if consent is required, or within fifteen (15) days after Tenant's written notice to Landlord of the Alteration(s), if no consent is required). If Landlord elects to have Tenant remove same at the expiration of the term of this lease, Tenant shall, prior to the expiration or sooner termination of the term of this lease, perform such removal and repair, at its own cost and expense, any damage to the Demised Premises caused by said removal.  In no event shall

Tenant be required to remove any structures or fixtures installed as part of the Initial Interior Work. Notwithstanding the foregoing removal requirements, Landlord may, at its option, in lieu of requiring Tenant to perform such removal and restoration, invoice Tenant for the good faith estimated cost for performing such work and Tenant shall pay such invoice, as additional rent, within thirty (30) days of such invoice.  With respect to any mechanic's  lien for which Tenant is responsible for removing or bonding hereunder, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection therewith (including, without limitation, reasonable attorneys fees and disbursements of Landlord and any sums payable to Landlord's  lender in connection therewith).  Supplementing Paragraph 30 of the printed form portion of this lease, in the event Tenant makes any installations, changes, modifications or alterations to the sprinkler systems and/or sprinkler equipment serving the Demised Premises, same shall be subject to Landlord's  supervisory fee of 5% of the cost thereof which shall be payable, as additional rent, to Landlord (or, at Landlord's  request, to Landlord's construction affiliate).

(b)       Tenant shall not be permitted to make, or to engage a contractor or artist to make, any Alterations, decorations, installations, additions or other improvements ("Visual Alteration") which may be considered a work of visual art of any kind, and/or which might fall within the protections of the Visual Artists Rights Act of 1990 ("VARA") unless: (i) Tenant obtains, from each artist and/or contractor who will be involved in said Visual Alteration, valid written waivers of such artist's and/or contractor's rights under VARA in form and content reasonably acceptable to Landlord; and (ii) Landlord consents to such Visual Alteration in writing (which consent shall not be unreasonably withheld or delayed).  In the event that a claim is brought under VARA with respect to any Visual Alteration performed in or about the Building by or at the request of Tenant or Tenant's  agents or employees, Tenant shall indemnify and hold harmless Landlord against and from any and all such claims.  If any action or proceeding shall be brought against Landlord by reason of such claim under VARA, Tenant agrees that Tenant, at its expense, will resist and defend such action or proceeding and will employ counsel reasonably satisfactory to Landlord therefor. Tenant shall also pay any and all damages sustained by Landlord as a result of such claim, including, without limitation, reasonable attorney's fees and the actual, out-of-pocket cost to Landlord of complying with VARA protections (which shall include damages sustained as a result of Landlord's  inability to remove Visual Alterations from the Demised Premises).  The provisions of this Paragraph 45(b) shall survive the expiration or sooner termination of this lease.

46.       Sanitary.  If there is a sanitary disposal system for Tenant's exclusive use, then Tenant shall be required to maintain, repair and replace same at Tenant's sole cost and expense.  In such event, Tenant shall not be required to share in the cost and expense of the maintenance, repair and replacement of any other sanitary disposal system used by Landlord or other tenants of the Building of which the Demised Premises forms a part.

47.       Common Area Maintenance.  Tenant agrees to pay, within thirty (30) days after Landlord's written demand therefor, as additional rent, an amount equal to Tenant's  Proportionate Share of "Landlord's Cost" of maintenance, repair and replacement of the Building, the Real Property and the landscaped, parking and all other common areas thereof, both within the interior and the exterior of the  Building. Upon  written  request  of  Tenant,  Landlord  shall  provide  reasonable  back-up documentation evidencing the charges set forth in any such written demand or invoice with respect to Landlord's  Cost.  The term "Landlord's Cost", as used herein, shall be deemed to include, without limiting the generality of the foregoing, gardening, landscaping, irrigation, planting, replanting and replacement of flowers, shrubbery, trees and grass, striping, including, without limitation, the cost of electricity and maintenance and replacement of fixtures and bulbs, with respect to the parking areas, repair of paving, curbs and walkways, repair and cleaning of drainage facilities, trash, rubbish and garbage removal, snow and ice removal, sprinkler fireline systems and sprinkler supervisory service, exterior  lighting,  maintenance  repair  and  replacement  of  the  sanitary  system  (subject  to  the provisions of paragraph 46 above), maintenance, repair and replacement of the roof that  is located over the common area of the Building, rental of machinery and equipment, cost of personnel to implement all of the foregoing, security and security guard service and other similar costs of the type incurred in the operation of comparable properties plus Landlord's  management fee of four (4%) percent of Landlord's Cost.  The parties acknowledge and agree that (i) Landlord does not, and will not be required to, provide concierge services at the Building, and (ii) the usage of irrigation systems serving the Real Property shall be measured by two (2) existing meters for purposes of determining the cost of irrigation to be included in Landlord's  Cost.  In an effort to control Landlord's  Cost, Landlord agrees that, for the first Lease Year, Landlord shall either (y) use Tenant's current vendors for services at the Real Property, or (z) in the event Tenant's current vendors are not performing the required services to Landlord's reasonable satisfaction, utilize vendors with pricing structures and service levels reasonably comparable to the pricing structures of Tenant's current vendors. From and after the second Lease Year, Landlord agrees to use vendors whose rates and services are reasonably competitive with those of other vendors offering similar services for comparable buildings.

48.       Repairs.

(a)       Subject to the provisions of Paragraphs 9 and 58 of this lease, during the full term of this lease, Landlord shall make all structural repairs to the Demised Premises, except those which shall have been occasioned by the acts of omission or commission of Tenant, its agents, employees or invitees, which repairs Landlord shall make at Tenant's sole cost and expense. Structural repairs are hereby defined to be repairs to the roof supports, the bearing walls, foundation and the structural steel.   Landlord shall perform all maintenance and repair work with reasonable diligence and in a workmanlike manner and agrees to use commercially reasonable efforts to minimize interference with Tenant's  business operations at the Demised Premises.  Except for Landlord's  obligations specifically set forth in this Paragraph 48,  Tenant shall, at its own cost and expense, keep the Demised Premises in good condition, repair and appearance at all times throughout the term of this lease including, without limitation, (i) maintenance, repair and replacement of the electrical, plumbing, sprinkler, heating, air conditioning, ventilation, life safety and all other mechanical systems servicing the Demised Premises; (ii) regularly-scheduled cleaning and maintenance of the interior of the Demised Premises; (iii) the maintenance, repair and replacement of all windows, doors and plate glass; and (iv) maintenance, repair and replacement of the roof, other than with respect to the roof area described in Paragraph 47 above and the roof supports described in this Paragraph 48(a).  Tenant shall at all times obtain and keep in full force and effect for the benefit of Landlord and Tenant with a responsible company doing business in Suffolk County a service, repair and maintenance contract with respect to the heating, ventilating and air conditioning systems servicing the Demised Premises.  A copy of such contract and renewals thereof shall, upon issuance and thereafter not later than ten (10) days prior to expiration, be furnished to Landlord together with evidence of payment.

(b)       Notwithstanding anything to the contrary contained in this lease, if there exists the need for a repair in the Demised Premises for which Landlord is responsible hereunder (other than an Emergency Repair [as hereinafter defined] or an Immediate Repair [as hereinafter defined]), and Landlord has failed to either (i) commence and diligently pursue the completion of such repair, or (ii) deliver written notice to Tenant disputing the necessity of, or Landlord's  responsibility for, the subject repair (either such action being herein referred to as a "Landlord Repair Response"), within thirty (30) days following written notice thereof by Tenant, then Tenant may deliver a five (5) business day notice of Tenant's intention to arrange for the performance of the subject repair for the account of Landlord. lf there has still not occurred a Landlord Repair Response by the expiration of the aforementioned five (5) business day period, then Tenant may arrange for the performance of the subject repair and Landlord shall promptly reimburse Tenant for the reasonable, out-of-pocket expenses incurred by Tenant in connection therewith.  However, Tenant acknowledges and agrees that (y) the exercise by Tenant of the foregoing self-help right shall be limited to the boundaries of the Demised Premises only or, subject to the further restrictions set forth in subsection (z) below, those portions of the Building which Tenant is entitled to use pursuant to this lease or which materially adversely affects Tenant's access to and use of the Demised Premises, and (z) if any aspect(s) of the repair or restoration work would affect, touch or concern the Building systems or the common areas and/or exterior portions of the Building, then Tenant shall only engage a subcontractor(s) approved by Landlord for the performance of the subject work. For purposes of this Paragraph 48(b) only, the term "Emergency Repair" shall mean and refer to any repair which, if not promptly performed, will likely result in imminent material harm to persons and/or personal property. In the event an Emergency Repair is necessary, Tenant shall be permitted to immediately perform the Emergency Repair, as set forth herein, without notice to Landlord. For purposes of this Paragraph 48(b) only, the term "Immediate Repair" shall mean and refer to any repair which, if not promptly performed, will materially and adversely affect Tenant's normal use and occupancy of the Demised Premises.  In the event an Immediate Repair is necessary, Tenant shall be permitted to perform the Immediate Repair, as set forth herein, in the event Landlord has failed to commence such Immediate Repair within three (3) business days of written notice from Tenant of the need for such Immediate Repair.

49.       Taxes.

(a)       As used in and for the purposes of this Paragraph 49, the following definitions shall apply:

(i)        "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (w) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (x) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (y) a license fee measured by the rent payable by Tenant to Landlord, or (z) any other tax, levy, imposition, charge or license fee however described or imposed; then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes. Except as otherwise set forth in the preceding sentence, the term "Taxes" shall not include federal, state or local income taxes; occupancy or rental taxes; taxes on gross receipts or profits; franchise, gift, transfer, excise, capital stock, estate or inheritance taxes; penalties and/or interest for late payments.

(b)       During the Term, Tenant shall pay Landlord Tenant's Proportionate Share of Taxes levied against the Real Property as additional rent ("Tenant's  Tax Payment" or "Tax Payment").

(c)        Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement").   Each Tax Payment with respect to Taxes levied for a calendar or fiscal year, as applicable,  which begins prior to the Commencement  Date or ends after the expiration or earlier termination of this lease, and any tax refund pursuant to Paragraph 49(e), shall be prorated to correspond to that portion of such calendar year or fiscal year, as applicable, occurring within the Term. Within thirty (30) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment. At Landlord's option, on the first day of each month following the rendition of each Landlord's  Statement, Tenant shall pay to Landlord, on account of Tenant's  next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's  last Tax Payment due hereunder, which sum shall be subject to reasonable adjustment (no more than once per calendar year) for subsequent increases in Taxes.

(d)       If during the Term, Taxes are required to be paid by Landlord as a tax escrow payment to a mortgagee, then, at Landlord's option, the installments of Tenant's Tax Payment shall be correspondingly accelerated so that Tenant's Tax Payment or any installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

(e)       Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or other governmental authority for the purpose of changing the.Taxes (a "Tax Contest").  If, as a result of a Tax Contest, Landlord receives a refund of Taxes attributable to any tax year or tax years occurring during the Term, then, provided Tenant had made full payment of Tenant's Tax Payment for all affected Lease Years, Landlord shall recalculate each affected Tenant's Tax Payment based upon the finally determined Taxes for each affected tax year and deliver a revised Landlord's  Statement to Tenant.  If the Tenant's  Tax Payment on the revised Landlord's  Statement exceeds the amount paid by Tenant for the original Tenant's  Tax Payment, then Tenant shall pay to Landlord such excess, as additional rent, within fifteen (15) days of the delivery of the revised Landlord's Statement.  In the event that the amount paid by Tenant for the original Tenant's Tax Payment exceeds the amount of the  revised Tenant's Tax Payment, then Landlord, at its option, shall either refund such excess to Tenant, or credit such excess to Tenant towards the next due installment(s) of Taxes.  Landlord shall have the right to either, in Landlord's sole discretion, (i) include in the calculation of Taxes (for a subsequent tax year), the actual, out-of pocket costs and expenses  incurred by Landlord in instituting and prosecuting a Tax Contest hereunder, or (ii)  deduct from any refund that may become due to Tenant as a result of the Tax Contest, Tenant's Proportionate Share of the actual, out-of-pocket costs and expenses  incurred by Landlord  in instituting  and prosecuting  a Tax Contest hereunder.

(f)        Landlord's failure to render a Landlord's Statement  with respect to any Lease Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Lease Year, provided, however,  that, notwithstanding the foregoing,  Landlord's failure to render a Landlord's Statement  within three (3) years after the end of the applicable  calendar  year or fiscal year, as the case may be, shall be deemed a waiver of Landlord's right to collect any such payment from Tenant for the period in question.  The obligations of Tenant under the provisions of this Article with respect to any additional rent for any Lease Year shall survive the expiration or any sooner termination of the Demised Term   for a period of three (3) years following the later of the scheduled date of expiration of the Term or the date on which Tenant has fully surrendered  and vacated the Demised Premises in the condition  required  under this lease.

(g)       Notwithstanding anything  contained  to the contrary  in this  Paragraph  49,  if any increase in Taxes shall be due to improvements made or performed  by or on behalf of Tenant, such increases shall be paid in full by Tenant each year without apportionment.

50.       Landlord's Financing.   At the request of Landlord, Tenant agrees to furnish Landlord with a current financial  statement  prepared  by a certified  public accountant  or any other instrument which may be needed by Landlord for purposes of financing or selling the Real Property.  Notwithstanding the foregoing, in the event the capital stock of Tenant is then traded on a National Exchange  (as defined under Federal securities  law) and Tenant's most recent 10-K (and, if more recent 10-Q) is readily available to the public for review (i.e., via the internet), Landlord shall obtain same from such sources.  If, in connection with obtaining financing for the Real Property, a banking, insurance or other recognized  institutional  lender shall request reasonable modifications in this lease as a condition  to such financing,  Tenant will enter into an agreement  reflecting such modifications provided that such modifications do not increase the obligations  of Tenant hereunder,  diminish  the rights of Tenant hereunder or materially adversely affect the leasehold  interest hereby created.

51.      Use.

(a)        Tenant  covenants  that the Demised  Premises  will not be used so as to adversely interfere with other tenants in the Building.  Tenant also covenants that no noise or noxious fumes or odors will be created by Tenant so as to adversely  interfere with the quiet enjoyment  of the other tenants of their respective demised portions of the Building.  Landlord shall be the sole judge on the question  of noise,  noxious fumes  and odors,  which  judgment  shall  be exercised  reasonably  by Landlord.  Notwithstanding the foregoing,  Landlord acknowledges that the normal and customary operation of a semi-conductor business as currently conducted  shall not be deemed  to adversely interfere with other tenants in the Building or create noise, noxious fumes or odors which adversely interfere with other tenants' quiet enjoyment of their respective demised  portions of the Building.

(b)        Tenant shall provide and maintain, at its expense, the hand-held fire extinguishers that are required to be maintained  in Demised Premises by the governmental  agency having jurisdiction over this matter.

(c)        Tenant shall not obstruct or encumber, or cause to be obstructed or encumbered, the sidewalks,  area ways or other public portions of the Real Property, without limitation,  the parking area,  driveways  and  access  areas  adjacent  to  the  Demised  Premises  and  used  in  conjunction therewith; nor shall Tenant use same nor permit same to be used for any purpose other than ingress and egress to and from the Demised  Premises.   However,  Tenant may use, on an exclusive  basis together  with  Landlord,  the loading  area appurtenant  to the Demised  Premises  for loading  and unloading.   In exercising  Landlord's right to use the aforementioned loading area, Landlord shall provide Tenant with prior notice of such entry (except in the event of an emergency), and shall use commercially reasonable efforts to (i) minimize interference with the conduct of Tenant's business at the Demised  Premises, and (ii) avoid damaging  any of Tenant's property located therein.  Tenant shall not store any materials, goods or other items outside the building or the Demised Premises including,  without limitation,  inventory, furniture or equipment, except that Tenant shall have the right to store equipment  and materials  within the outdoor storage area currently  being utilized  by Tenant at the Real Property, subject to compliance with all applicable laws, codes, ordinances, rules and regulations applicable with respect to such storage.  Notwithstanding anything to the contrary contained in this lease, Landlord agrees that Tenant's employees shall have the right to store bicycles for their personal use either within the Demised Premises or in a bicycle storage area outside of the Building in a location designated by Landlord.

(d)       Tenant shall, at its own cost and expense, procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and that all governmental requirements relating to the use or uses of the Demised  Premises by the Tenant shall be complied  with by the Tenant at its own cost and expense.

(e)       Tenant  agrees that the value of the Demised Premises and the reputation  of the Landlord will be seriously injured if the Demised Premises are used for any obscene or pornographic purposes or if any obscene or pornographic material is permitted in the Demised Premises.  Tenant further agrees that Tenant will not knowingly or intentionally permit any of these uses by Tenant or a sublessee or assignee of the Demised Premises. This Paragraph shall directly bind any successors in interest to Tenant.  Pornographic material is defined for purposes of this Paragraph as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.   Obscene material is defined here as it is in Penal Law Section 235.00.

(f)        Notwithstanding  anything to the contrary contained herein, Landlord shall permit Tenant to (i) install on the roof of the Building in a location mutually acceptable to Landlord and Tenant (it being acknowledged and agreed that, in any event, such location must be directly over the Demised Premises) (the "Approved Roof Area"), equipment to be used in connection with Tenant's business operations at the Demised Premises (the "Equipment");  (ii) use riser and unobstructed, secure shaft space from points of entry in the Building to the Demised Premises, as reasonably designated  by Landlord;  (iii)  use unobstructed,  secure shaft space from  points of entry in the Building to gain access to the Building switch gear and Tenant's uninterrupted power supply; and (iv) access the Approved Roof Area at all times as reasonably necessary for purposes of installing and maintaining the Equipment.   Except in the event of an emergency, with respect to the exercise by Tenant of the rights set forth in this Paragraph 5l(f) and/or the rights set forth in Paragraph 45(a) above, Tenant agrees to provide Landlord with prior written notice of any intended access to the Approved Roof Area and Landlord shall have a reasonable opportunity to arrange for a representative of Landlord to accompany Tenant during any access to the Approved Roof Area. Tenant, at its sole cost and expense, shall be solely responsible for the installation, existence,  maintenance, repair, replacement and removal of the Equipment, unless such maintenance, repair or replacement is necessitated  by the negligence or willful  misconduct of Landlord.   Tenant agrees to keep and maintain the Approved Roof Area affected by the Equipment watertight and free ofleaks, and to the extent Tenant has knowledge (which knowledge may result from written notice received from Landlord), or is reasonably expected to know, that the Approved Roof Area is in need of repair, same shall be undertaken at Tenant's  sole cost and expense.  In no event shall any such installation(s) by Tenant void or in any way diminish any warranty on the roofin favor of Landlord.  At Landlord's election, Tenant shall be required to remove the Equipment at the expiration or sooner termination of this lease and to restore the Approved Roof Area to the condition in which it existed prior to any such access or installation by Tenant.  The parties acknowledge and agree that the Approved Roof Area  and  the  Equipment  are  and  are  intended  to  be  the  same  "Approved  Roof  Area"  and "Equipment" described in the 10,217 SF Lease.

(g)       Landlord covenants that Tenant shall have access to and use of the Demised Premises twenty-four (24) hours per day, seven (7) days per week. In addition, Tenant shall have, at all times, access to all common areas of the Building as may be necessary to insure Tenant has electricity and access to HVAC services at the Demised Premises during such times; provided, however, that Landlord shall have the right, at its option and in its sole discretion, to have a representative of Landlord accompany Tenant during any such period of access to the roof and/or the Building systems.

(h)       Landlord acknowledges and agrees that, during the Term, Landlord shall not seek to change or modify the zoning classification of the Building and/or the certificate of occupancy for the Building in a manner which will materially and adversely affect Tenant's current use of the Demised Premises (as set forth in Paragraph 2 of this lease).

(i)        Tenant, at its sole cost and expense (but without any additional Rent being payable to Landlord with respect thereto), shall have the right to install a security booth (the "Security Booth") on the first floor of the Building provided (1) the Security Booth shall be in a location to be indicated on Exhibit A-1 attached hereto, (2) the type and location of furniture to be used in the Security Booth shall be subject to Landlord's sole discretion, and (3) any such installation and maintenance of the Security Booth shall be subject to compliance with all applicable laws, ordinances, codes, rules and regulations and otherwise in compliance with the terms and conditions of this Lease, including, without limitation, Article 45 hereof. Landlord shall provide Tenant with specifications for seating of guests in the area adjacent to the Security Booth.  The parties acknowledge and agree that the Security Booth is and is intended to be the same "Security Booth" as described in the Tenant Leases (as hereinafter defined) and in no event shall Tenant be entitled, under the Tenant Leases, to more than the one (1) Security Booth described herein.

52.       End of Term. In the event of any holding over by Tenant after the expiration or termination of this lease without the consent of Landlord, Tenant shall: (i)  pay as use and occupancy for each month of the holdover an amount equal to the greater of (a) the fair market rental value of the Demised Premises for such month (as reasonably determined by Landlord) or (b) one hundred fifty (150%) percent of the Rent payable by Tenant for the month prior to the Expiration Date ofthe term of this lease, and otherwise observe, fulfill and perform all of its obligations under this lease, including, but not limited to, those pertaining to payment of one hundred percent (100%) of the additional rent due hereunder, in accordance with its terms; (ii)  if such holdover lasts longer than sixty (60) days, be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Demised Premises by reason of the holdover by Tenant; and (iii) if such holdover lasts longer than sixty (60) days, be liable to Landlord for any damages suffered by Landlord (including any reasonable attorneys fees and disbursements) as the result of Tenant's failure to surrender the Demised Premises. Notwithstanding anything contained in this Paragraph to the contrary, the acceptance of any Rent or use and occupancy paid by Tenant pursuant to this Paragraph 52, shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof.   The provisions of this Paragraph 52 shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of  New York and any successor law of like import.  No holding over by Tenant after the Term shall operate to extend the Term.  The holdover, with respect to all or any part of the Demised Premises, of a person deriving an interest in the Demised Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

53.       Initial Construction.

(a)       Tenant hereby accepts the Demised Premises in its current "as is" condition, except that Tenant, at its sole cost and expense (except as otherwise set forth in Paragraph 53(e) below),  shall cause certain work to be performed at the Demised Premises in order to effect the separation of utilities and services within the Building, which work is sometimes hereinafter collectively referred to as the "Initial Separation Work".  The Initial Separation Work is more particularly described in Tenant's Description Booklet and the Exhibit to the Terms Sheet, both annexed hereto as Exhibit E (the "Initial Separation Work Documents"). The Initial Separation Work shall be performed subject to and in accordance with the applicable terms and conditions of this Paragraph 53.

(b)       It is further agreed that Tenant, at its sole cost and expense, shall also cause certain work to be performed in and to the interior of the Demised Premises (the "Initial Interior Work"). Tenant prepared or caused to be prepared, to the extent necessary, plans, specifications and, to the extent required, construction documents for the Initial Interior Work in scope, detail and description sufficient for Tenant to obtain the Permits (as hereinafter defined) on the basis thereof (the "Bid Package").   A list of the construction documents is attached hereto as Exhibit F and the Initial Interior Work as depicted in such construction documents is hereby approved by Landlord.  The work set forth in the Bid Package shall (i) be compatible with the base Building plans and systems, (ii) comply with all applicable laws and the rules, regulations, requirements and orders of any and all governmental agencies, departments or bureaus having jurisdiction thereover, (iii) be sufficiently detailed so as to enable contractor bids to be developed thereupon, and (iv) be of a form and content sufficient to enable a building permit to be issued on the basis thereof (to the extent same is required by applicable law given the scope of the Initial Interior Work).  That particular Bid Package that ultimately receives Landlord's approval shall be herein referred to as the "Final Bid Package".  Any changes to the Final Bid Package shall be subject to the prior review and approval of Landlord (which approval shall not be unreasonably withheld or delayed).  Landlord's approval shall not be required under this Paragraph if Landlord's approval is not required under Paragraph 45 hereof for such aspect of the Initial Interior Work.

(c)        INTENTIONALLY DELETED.

(d)       The provisions of this Paragraph 53(d) shall apply only where Landlord does not elect to perform or control either the Initial Separation Work and/or the Initial Interior Work (collectively, the "Initial Construction"), and thus Tenant engages a reputable, licensed and qualified contractor ("Tenant's Contractor") for the performance of the Initial Construction:

(i)        Tenant agrees that it will not engage or use, nor permit Tenant's Contractor to engage or use, any contractor or subcontractor with respect to the performance of any aspect of the Initial Construction unless and until such time as the subject contractor or subcontractor has been approved by Landlord, such approval not to be unreasonably withheld or delayed.  In no event shall Tenant be permitted to use, and Landlord shall not be required to approve of, any contractor or subcontractor that is, or is an affiliate of, an owner of commercial office properties;

(ii)       Prior to the commencement of the Initial Construction, Tenant shall, to the extent necessary, at Tenant's  expense, (a) with respect to the Initial Interior Work, cause the Final Bid Package to be filed with the appropriate building department, and (b) make application for, and obtain, all governmental and quasi-governmental permits, licenses and authorizations required for the performance of the Initial Construction (collectively, "Permits");

(iii)      Prior to the commencement of the Initial Construction, Tenant shall furnish Landlord with (a) appropriate evidence that Tenant's Contractor and all contractors and subcontractors  maintain all liability insurance coverage reasonably required by Landlord (listing Landlord and Landlord's designees as additional insureds, as their interests may appear), (b) appropriate evidence that Tenant's Contractor and all contractors and subcontractors have procured a workmen's compensation insurance policy (in compliance with the laws of the State of New  York) covering the activities of all persons performing work at the entire Demised Premises, and (c) copies of all Permits;

(iv)      Tenant shall ensure that the Initial Construction shall (a) be performed in a good and workmanlike manner, (b) in the case of the Initial Separation Work, be performed substantially  in accordance  with the Initial Separation Documents and in the case of the Initial Interior Work,  be performed substantially in accordance with the Final Bid Package, and (c) at all times comply with all applicable laws, codes, rules, regulations, orders, requirements and conditions of all governmental and quasi-governmental agencies, departments and bureaus having jurisdiction over the Building or the Initial Construction and all applicable rules and regulations of the Landlord; and

(v)       Upon completion of the Initial Construction, Tenant shall obtain and deliver to Landlord (A) all certificates of occupancy, if required for the Initial Interior Work, (B) paid receipts from all parties supplying labor or materials with respect to any portion of the Initial Construction, collectively evidencing payment in full for the performance of the Initial Construction; (C) waivers of mechanics' liens from all contractors, subcontractors, and other professionals used in the performance of the Initial Construction; and (D) in the case of the Initial Interior Work, a signed certificate by Tenant's  architect, certifying that the Initial Interior Work has been completed in accordance with the Final Bid Package.

(e)       Notwithstanding  anything  to the contrary contained  in this Paragraph,  provided Tenant is not in default under this lease beyond applicable notice and grace periods provided herein for the cure thereof,, Landlord shall contribute fifty percent (50%) of the total charges for the Initial Separation Work, up to a maximum contribution of $75,000.00 (the "Allowance").   If Tenant engages Tenant's Contractor to perform the Initial Construction, Landlord shall pay the Allowance to Tenant within thirty (30) days of Tenant's  presentation of a final bill and/or invoice with respect to the Initial Separation Work, together with the deliverables required pursuant to Paragraph 53(d)(v). If Landlord is the party performing or controlling the Initial Separation Work, Tenant shall pay its fifty percent (50%) portion of the total charges for the Initial Separation Work within thirty (30) days of Landlord's  presentation of a bill and/or invoice with respect thereto

(f)        If  and  to  the  extent   necessary  to  accommodate   performance   of  the  Initial Construction, Tenant shall have the responsibility for, and bear the expense of, moving Tenant's personnel and personal property in and about the Demised Premises (including, without limitation, any necessary disconnection, relocation and re-connection of data and telecommunications wiring and equipment). Tenant stipulates, acknowledges and agrees that the Initial Construction will not have been commenced or completed by the Commencement Date; that, as such, the Initial Construction may be performed during a period while Tenant remains in use and occupancy of the Demised Premises, during regular business hours; that Landlord shall not be liable for any inconvenience to Tenant or for interference with Tenant's  business or use of the Demised Premises or any portion thereof during the performance of the Initial Construction; and that the timing of performance and completion of the Initial Construction shall have no impact upon the timing of the Commencement Date or the obligation of Tenant to pay Rent and additional rent under this lease. Notwithstanding  the foregoing, in the event the Initial Construction  is performed by Landlord's contractor, then during the performance of the Initial Construction, Landlord agrees to use commercially reasonable efforts to minimize interference with the conduct of Tenant's  business at the Demised Premises.

54.       Assignment/Subletting.

(a)        Subject to the provisions of Paragraph 54(h), below, Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.   Tenant may assign this lease or sublet the Demised Premises with Landlord's  written consent provided:

(i)        That such assignment or sublease is for a use which is in compliance with the terms of this lease, the then existing zoning regulations and the Certificate of Occupancy;

(ii)       That at the time of such assignment or subletting, there is no default under the terms of this lease on Tenant's part which has not been cured prior to the expiration of all applicable grace periods;

(iii)     That in the event of an assignment, the assignee assumes in writing the performance of all of the terms and obligations to be performed by Tenant under this lease from and after the date of such assignment;

(iv)     That  a duplicate  original of said assignment  or sublease  be delivered  to Landlord at the address herein set forth within twenty (20) days from the said assignment or sublease and within one hundred twenty (120) days of the date that Tenant first provides Landlord with the information required under Paragraph 54(f) below;

(v)       That, in the event Tenant shall request Landlord's consent to a proposed assignment of this lease or proposed sublease of all or a portion of the Demised Premises, Tenant shall pay or reimburse to Landlord the reasonable attorney fees and disbursements incurred by Landlord in processing such request, which fees and disbursements shall not exceed $1,500.00 in any one instance;

(vi)      Such assignment or subletting shall not, however, release Tenant from its liability for the full and faithful performance of all of the terms and conditions of this lease;

(vii)     If this lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Rent and additional rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and additional rent herein reserved;

(b)        (i)       Notwithstanding anything contained in this Paragraph 54 to the contrary, no assignment of this lease (other than an assignment of the nature addressed in Paragraph 54(h) of this lease) or subletting of the entire Demised Premises shall be made by Tenant in any event until Tenant has offered (a "Total  Recapture Offer") to terminate  this lease and surrender  and vacate the entire Demised Premises as of an Effective Recapture Date.  An "Effective  Recapture Date" shall be a date selected by Tenant, provided that such date must be the last day of a calendar month during the Term and must be a date no later than the date that was scheduled as the effective date of such proposed assignment  or the commencement date of such proposed sublease.

(ii)       Also notwithstanding anything to the contrary contained in this Paragraph 54, no subletting  of any portion of the Demised  Premises (such portion being hereinafter referred to as the "Recapture Space")  shall be made by Tenant in any event until Tenant has offered (a "Partial Recapture Offer") to terminate this lease (as it relates to the Recapture Space only) and surrender and vacate the entire Recapture  Space as of an Effective Recapture Date.  If Landlord accepts a Partial Recapture Offer, Landlord and Tenant shall enter into an amendment  of this lease, whereby (a) the Demised Premises is redefined so as to exclude therefrom the subject Recapture Space, (b) Landlord, at Landlord's expense,  will perform all construction  work necessary and appropriate  to separately demised the Recapture Space from the balance of the Demised Premises in accordance with all legal requirements,  and (c) all other  provisions  of this lease  that are contingent  upon the size of the Demised  Premises  (e.g., Tenant's Proportionate Share; Rent; number of parking spaces allotted to Tenant)  are proportionately reduced  (on the basis of the reduced  rentable  square  footage  of the Demised Premises).   It is agreed that the recapture right set forth in this Paragraph 54(b)(ii) shall not apply in connection with a Minor Sublease (as hereinafter defined).  The term "Minor Sublease",  as used herein, shall mean (1) any proposed sublease which, when considered  together with all other subleases that will be in effect on the commencement of such proposed sublease will result in less than twenty-five  (25%)  percent of the Demised  Premises  being occupied  by subtenants,  (2) any proposed  sublease  for a term of seven (7) years or less, and (3) a sublease the term of which will expire at least twelve (12) months prior to the expiration  of the term of this lease.

(iii)      Simultaneously with any such offer to terminate this lease (whether in whole or in part), Tenant shall advise the Landlord,  in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business, reasonably detailed financial references, and all the terms, covenants, and conditions of the proposed sublease or assignment.

(c)       Unless otherwise consented to by Landlord (which consent shall not be unreasonably withheld,  conditioned  or delayed),  in writing, in no event shall Tenant  have the right to sublease more than fifty (50%) percent of the aggregate of the space leased to Tenant under the Tenant Leases (as defined herein). The restriction contained in this Paragraph 54(c) shall not apply to transactions set forth in Paragraph 54(h), below.

(d)       Tenant shall not mortgage,  pledge, hypothecate  or otherwise  encumber  its interest under this lease without Landlord's prior written consent.

(e)       Without  affecting  any of its other obligations under this  lease,  Tenant  will  pay Landlord as additional rent fifty (50%) percent of any sums or other economic consideration, which (i) are actually received  by Tenant as a result of a subletting  whether or not referred to as rentals under the sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection  with the subletting  in question);  and (ii) exceed  in total the sums  which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such sublease), it being the express intention of the parties that Landlord and Tenant shall share equally in any profit by reason of such sublease.  Tenant will not amend the sublease in such a way as to reduce or delay payment of amounts which are provided in the sublease approved by Landlord.  Any amendment  or modification of an assignment  or sublease shall be deemed to be a new assignment  or sublease and shall require the prior written consent of Landlord.

(f)        Landlord agrees that it shall not unreasonably withhold its consent to a subletting or assignment  in accordance with the terms of this Paragraph 54. In determining reasonableness, there shall be taken into account the character and reputation  of the proposed subtenant or assignee, the specific  nature of the proposed  subtenant's  or assignee's  business and whether same is in keeping with other tenancies in the Building;  the financial standing of the proposed subtenant or assignee;

and the impact of all of the foregoing upon the Building and the other tenants of Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building in a five (5) mile radius of the Building which is owned by Landlord or its affiliate or to a proposed subtenant or assignee with whom Landlord is negotiating, or has negotiated in the preceding six (6) months, a lease or if, at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods, of any of the terms, covenants and conditions of this lease to be performed by Tenant.  At least thirty (30) days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information:  (i) the name and address of the proposed subtenant or assignee; (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised; (iii)  the most recent two (2) years of balance sheets and profit and loss statements of the proposed subtenant or assignee or other financial information satisfactory to Landlord; and (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

(g)       The listing of an assignee's or subtenant's  name on the door or Building directory shall not be deemed Landlord's consent hereunder.

(h)       Notwithstanding anything contained in this Paragraph 54 to the contrary, Tenant may assign this lease or sublet all or a portion of the Demised Premises without Landlord's consent but upon prior written notice to Landlord (each, a "Permitted Transferee") (i) to an Affiliate (as defined herein) of Tenant; or (ii) in connection with transactions with an entity into or with which Tenant is merged or consolidated or to a person or entity to which all or substantially all of Tenant's assets, and/or stock, partnership or membership interests are sold or otherwise transferred, provided that such merger, consolidation, transfer or sale of assets, stock or interests is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby and/or avoiding the requirements of this Paragraph 54, and provided further, that in any of such events described in items (i) or (ii) above, the use of the Demised Premises shall remain unchanged. The provisions of Paragraph 54(b) above shall not apply to assignments or sublets to a Permitted Transferee. For the purposes of this lease: (x) the term "Affiliate" shall mean any designated person or entity, any other person or entity which controls, is controlled by, or is under common control with, such designated person or entity, and a corporation or other entity which provides financial, investment or insurance services and products to Tenant's members as part of Tenant's regular business regardless of control; and (y) "Control" (and with correlative meaning, "controlled by" and "under common control with") shall mean ownership or voting control of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question.

55.       Parking. The parking areas available for the use of the Tenant herein and the other tenants of the Building of which the Demised Premises form a part are to be used by  Tenant, its servants, employees, agents, business invitees and patrons on a first come first served basis, subject to the rules and regulations of Landlord.  However, Tenant shall be permitted to use under all of the Tenant Leases (as hereinafter defined) three hundred twenty-five (325) parking spaces, ~~in the area as shown on the parking plan attached hereto as Exhibit~~ .  For purposes of this lease, the term "Tenant Leases" shall mean and refer to: (i) this lease, (ii) that certain Lease Agreement dated March 13, 2012, between Landlord and Tenant for the lease of 10,217 rentable square feet at the Building (the "I 0,217 SF Lease"), and (iii) that certain Master Lease Agreement dated March 13, 2012, between Landlord and Tenant for the lease of 77,744 rentable square feet at the Building (the "Master Lease"). It is also understood and agreed that Landlord shall have the right at any time to modifY or alter the parking layout and traffic pattern in the parking areas and to diminish the available parking areas so long as such modifications or diminutions do not affect Tenant's right to use three hundred twenty-five (325) parking spaces at the Real Property, without any liability to Tenant or any diminution or abatement of rent or additional rent.

56.       Cleaning and Rubbish Removal.

(a)       All cleaning and janitorial work at the Demised Premises shall be done by Tenant at the sole cost and expense of Tenant.  Tenant shall provide for its own trash, rubbish and garbage removal at its own expense and all rubbish, trash and garbage shall be kept at the Demised Premises subject to the rules and regulations of the appropriate municipal authorities having jurisdiction thereof, and shall at all times be kept in closed dumpsters to be provided by Tenant at its sole cost and expense in locations determined by Landlord and reasonably acceptable to Tenant.  The parties hereto acknowledge and agree that, with respect to the existing trash compactor in the bay of the Building, Landlord may, at its option, either (i) elect to share such existing trash compactor with Tenant (in which event Landlord shall maintain and Tenant shall be required to pay Tenant's Proportionate Share of the cost and expense of such existing trash compactor as part of Landlord's Cost [as defined in Paragraph 47 above]), or (ii) elect to forego use of and access to the existing trash compactor (in which event Tenant shall have the sole right to use and access same and shall be required to pay for all of the costs and expenses incurred in connection with such existing trash compactor).    In the event  Landlord  elects to share the use of the existing  trash compactor,  as provided above, Landlord's cleaning company shall have access to such trash compactor during non business hours only, and such company shall be bonded.

(b)       Tenant  shall  pay  directly  to  the  applicable  governmental  municipalities  or  to Landlord, as the case may be, any waste generation fee(s) (including any service charges imposed in connection therewith) which are charged by such governmental municipalities in connection with Tenant's use of Tenant's designated dumpster at the Building (collectively, the "Waste Generation Fees").  Within thirty (30) days of Tenant's receipt of official receipts stamped paid by the applicable governmental authorities, Tenant shall provide Landlord with copies of such receipts or other proof satisfactory to Landlord evidencing such payment. If Tenant fails to pay the Waste Generation Fees when due, Landlord may, but is not obligated to, pay such Waste Generation Fees and all such Waste Generation Fees paid by Landlord, plus any and all reasonable, out-of-pocket additional costs and expenses incurred by Landlord in connection therewith, including reasonable attorney's fees, shall be deemed  additional  rent and shall  be payable  by Tenant  within  thirty (30)  days after demand. Tenant's payment of the Waste Generation  Fees shall be in addition  to (and not in lieu of) any amounts which Tenant may pay in connection with its removal of trash, rubbish and garbage from its Demised Premises.

57.      Hazardous Materials.  Except as otherwise provided herein, Tenant shall keep or cause the Demised Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Demised Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials in contravention to, or in amounts greater than permitted by, applicable law, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of  Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Demised Premises or onto any other property. Tenant shall comply with andensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered (including, without limitation, any regular testing regimes required by law; which testing, Landlord shall have the option to perform at Tenant's sole cost and expense), and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Demised Premises which were introduced by Tenant or Related Parties (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the reasonable satisfaction of Landlord, and (ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, members, partners, principals and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise through or on account of Tenant or Related Parties; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials through or on account of Tenant or Related Parties; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials through or on account of Tenant or Related Parties; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord, which are based upon or in any way related to such Hazardous Materials through or on account of Tenant or Related Parties, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

Tenant shall immediately notify Landlord in writing of any actual or threatened release of any Hazardous Materials on, in or about the Demised Premises, including notification to Landlord if Tenant receives any notice or requests for inspection or information from any Federal, State or local official or agency which pertains to Hazardous Materials. Copies of all reports, notices, correspondence, and other documents received from or submitted to governmental authorities, and of all technical data, test results, expert opinions and other materials generated in connection with the contamination or other response or remedial activities, shall be provided to all parties to this lease. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Demised Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Demised Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Demised Premises. In the event that Landlord has a good faith belief that there has been a release of Hazardous Materials for which Tenant is responsible hereunder, Landlord shall have the right to engage an environmental engineering or consulting firm to conduct an inspection of the Real Property and Demised Premises at Tenant's sole cost and expense. Tenant shall reimburse Landlord for the reasonable cost of any such inspection as well as the actual, out-of-pocket cost of any clean-up and testing performed pursuant thereto with respect to Hazardous Materials for which Tenant is responsible hereunder. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation. Tenant specifically acknowledges and agrees that it shall be and remain responsible for any Hazardous Materials existing at the Demised Premises as of the date hereof, as more particularly described in that certain Phase I Environmental Site Assessment prepared by Parsons Brinckerhoff, Inc., dated September 7, 2011, and in that certain Stormwater Drywell Investigation and Sampling Report prepared by Cashin Technical Services, Inc., dated October 21, 2011. In no event shall Tenant be responsible or liable for Hazardous Materials introduced to the Demised Premises by Landlord, Landlord's agents or contractors or any other tenants or occupants of any part of the Real Property (other than an assignee or subtenant ofTenant). Notwithstanding anything to the contrary contained herein, Tenant may, in the normal and customary operation of its business, maintain and use in the Demised Premises certain commercially reasonable amounts of the chemicals and other substances set forth on Exhibit "C" of this lease, as same may be updated from time to time by Tenant (with any such updates being subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed), provided that (i) such materials and other substances are used and stored in compliance with all applicable laws, and (ii) the indemnification obligations of Tenant set forth in this Paragraph 57 shall apply with full force and effect thereto. Tenant's obligations under this Paragraph 57 shall survive the expiration or earlier termination of the term of this lease.

58.       Default.

(a)       In addition to the rights and remedies set forth in Paragraphs 17 and 18 hereof, Landlord shall have the right to cancel this lease in the manner therein provided in the event that (i) Tenant shall have failed to pay any installment of Rent provided herein within five (5) business days after written notice and demand for payment thereof or (ii) shall have defaulted in payment of additional rent set forth herein for a period of five (5) business days after written notice and demand for payment of same, or (iii) Tenant has not, within three (3) days of notice from Landlord, commenced and diligently prosecuted the cure of a default, the continuation of which, is a threat to the safety or welfare of the Building occupants or public, or (iv) there is a default beyond the expiration of applicable notice and cure periods, under the 10,217 SF Lease and/or the Master Lease.

(b)       In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 5 cents ($0.05) for each dollar so due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of rent by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge does not create a borrower/lender or borrower/creditor relationship between Landlord and Tenant.  The demand and collection of the aforesaid late charges shall in no way be deemed a waiver of any and all remedies that the Landlord may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of rent or additional rent.

(c)        In the event that Landlord shall bring any proceeding against Tenant for recovery of money damages, or for possession of the Demised Premises by reason of nonpayment of Rent or additional rent, and Landlord shall incur costs and expenses by reason thereof or by reason of such monetary default, such charges, including reasonable legal fees, shall be due and payable from Tenant as additional rent and shall become immediately due and payable upon the incurrence of same. This provision shall expressly apply following the expiration or early termination of this lease where the Tenant, subtenant or assignee continues in possession of the Demised Premises.

(d)       [Intentionally Omitted].

(e)       At any time after this lease is terminated or the Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not  Landlord  shall  have  collected  any monthly  deficiencies  pursuant  to  Paragraph  18 of the preprinted portion of this lease, Landlord, at its sole discretion, shall be entitled to recover from Tenant, and Tenant shall  pay to Landlord, on demand,  as and for liquidated  and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of five (5%) per cent per annum.  If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of Rent and additional rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

(f)        Nothing contained  in this lease shall be construed  as limiting  or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

(g)       The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

59.       Insurance.

(a)       Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (i) Commercial General Liability Insurance, on an occurrence basis, such insurance to afford protection in an amount of not less than One Million ($1,000,000) Dollars coverage for bodily injury, death and property damage arising out of any one occurrence and Two Million ($2,000,000) Dollars in the aggregate (such limit to apply on a "per location basis"), protecting Tenant as the insured and Landlord and its construction affiliate and management company, as well as any other parties whose names have been provided by Landlord to Tenant from time to time, as additional insureds (in a blanket endorsement form reasonably satisfactory to Landlord in its reasonable discretion) against any and all claims for personal injury, death or property damage, such insurance to provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord or any other party named as an additional insured; Such insurance shall include coverage for a blanket contractual liability and shall also include Products/Completed Operations (ii) "All Risk" Property Insurance on Tenant's property including improvements and betterments made by or on the behalf of Tenant, (and including, without limitation, Business Interruption coverage providing for the payment of all rent and additional rent payable under this lease for a period of twelve (12) months including "Extra Expense" and Equipment Breakdown Insurance) insuring Tenant's  property and equipment for full 100% replacement cost value thereof; (iii) Workers Compensation Coverage and Employers Liability Coverage as required by law; (iv) New York DBL Coverage, as required by law; (v) Business Automobile Coverage in an amount of not less than One Million ($1,000,000) Dollars combined single limit per accident for bodily injury or property damage

(which policy form shall include coverage for "Any Auto" which includes autos owned, hired and non-owned); (vi) Umbrella Liability Coverage with limits of liability of not less than Five Million ($5,000,000) Dollars per occurrence and in the aggregate per location; and (vii) any other insurance required by law.  All deductibles shall be paid by Tenant and shall not exceed $50,000.00.  None of Tenant's insurance policies may provide for a self-insured retention. Landlord may require Tenant to increase the limits of the liability coverage described in (i) above, from time to time (but in no event prior to the sixth Lease Year), to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar space in buildings in the municipality in which the Building is located.

(b)       All insurance required to be carried by Tenant pursuant to the terms of this lease shall be written in form and substance reasonably satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord and shall be rated in Best's  Insurance Guide or any successor thereto as having a Best's  Rating of not less than "A" and a "Financial Size Category" of not less than "X", or if such ratings are not then in effect, the generally accepted equivalent thereof or such other financial rating as Landlord may at any time consider reasonably appropriate.   Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord, after reasonable written notice to Tenant, may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the maximum rate permitted by law, to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord.  Tenant shall cause to be included in all such insurance policies a provision to the effect that no material change in coverage shall be made thereto unless Landlord shall have received at least thirty (30) days prior written notice thereof by certified mail, return receipt requested.  Appropriate certificates (on the forms currently designated "Acord Form 28" for property insurance and "Acord Form 25" for liability insurance, or their equivalent) shall be deposited with Landlord on or prior to the commencement of the Term hereof.  Within ten (10) days after Landlord's  written request, Tenant shall provide Landlord with certified copies of its applicable insurance policies;  provided,  however that  Tenant  may  redact  any  confidential information contained therein prior to delivering such certified copies to Landlord.  Any renewals, replacements  or endorsements  thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

(c)       Tenant shall cause each insurance policy carried by it and insuring its fixtures and contents,  or the ,betterments and improvements  made by Tenant, against loss by fire and other hazards to be written in a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by any such policy or policies.  Landlord shall not be liable to the Tenant for any loss or damage caused by fire or other hazards.

(d)       Landlord  will cause each insurance  policy carried  by Landlord  and insuring the Building and Demised Premises against Joss by fire and other hazards to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policy or policies. Tenant shall not be liable to Landlord for any loss or damage caused by fire or other hazard.

(e)        If Tenant shall at any time fail to maintain insurance as, and to the extent, required hereunder, Tenant hereby releases Landlord from all loss or damage which could have been covered by such  insurance  if Tenant  had  maintained  such  insurance,  including  the  deductible  and/or uninsured portion thereof.  In no event, however, shall the foregoing clause increase the liability Landlord may otherwise have under this lease for such loss or damage.  If  Landlord shall at any time fail to maintain insurance as, and to the extent, required hereunder, Landlord hereby releases Tenant from  all  loss or  damage  which  could  have  been  covered  by such  insurance  if  Landlord  had maintained such insurance, including the deductible and/or uninsured port thereof.   In no event, however, shall the foregoing clause increase the liability Tenant may otherwise have under this lease for such loss or damage.

(f)         [Intentionally Omitted].

(g)        Throughout the term of this lease, Landlord shall maintain (i) commercial general liability insurance coverage on an occurrence basis, including contractual liability, insuring against Landlord's  liability arising out of bodily injury, death or property damage with respect to the Real Property,    the  Building  and  any common  areas  in an amount  of  not  less  than  One  Million $1,000,000.00) Dollars and Two Million ($2,000,000.00) Dollars in the aggregate, and (ii) "all risk" property insurance coverage on the Real Property, the Building and Landlord's equipment for the full 100% replacement cost value thereof.  Tenant shall reimburse Landlord, as additional rent (the "Insurance Cost"), for Tenant's Proportionate Share of all premiums for insurance carried by Landlord on or with respect to the Building and the Real Property (including, without limitation, Landlord's All-risk property insurance upon the Building and Real Property, as well as environmental, Commercial General Liability and Umbrella/Excess Liability); provided, however that the Insurance Cost shall in no event include costs for Landlord's Auto Liability and workman's compensation insurance.

60.      Broker.  Landlord and Tenant each represents to the other that this lease was not brought about by any broker and that all negotiations with respect to this lease were conducted exclusively between Landlord and Tenant.  Each party (the "Indemnifying Party") agrees that if any claim is made for commissions by any broker claiming to have worked on behalf of the Indemnifying Party with respect to this lease, the Indemnifying Party will indemnify, defend and hold the other party free and harmless from any and all liabilities and expenses in connection therewith, including the other party's reasonable attorney's fees.  Notwithstanding anything to the contrary contained in this Paragraph 60, the parties each acknowledge their dealings with CB Richard Ellis, Inc. ("CBRE") in connection with the sale-leaseback transaction of which this lease is a part, and Tenant represents that any and all commissions due CBRE in connection with the sale-leaseback are being paid by Tenant.

61.      Conditions of Landlord's Liability.  Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's  business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence or willful misconduct of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured and except to the extent Tenant is contributorily negligent) in or upon the Demised Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, or steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Demised Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Demised Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous  property.  Whenever Tenant shall claim under this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant for which Landlord is specifically obligated to be reasonable under this lease, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

62.      Cafeteria.  The parties acknowledge that a food service is or shall be provided in the lower level of the Building.   The parties further acknowledge that, although the existing food service facility in the Building will be in place at the Commencement Date, shortly thereafter Landlord will be relocating  the  food service  facility to the lower level of the Building (the "Food  Service Relocation").  Landlord estimates that the Food Service Relocation will take approximately six (6) weeks (which time period may be further extended as a result of delays in Landlord obtaining all required  governmental  and/or  municipal  inspections,  approvals,  authorizations  or  consents, including, without limitation, any required inspections by and authorizations from the Department of Health, although Landlord agrees to use reasonable diligent in obtaining same), during which period there will be no food service facility in the Building.  Notwithstanding the foregoing, Landlord agrees that during the Food Service Relocation, it will arrange for limited food service to be available at the Building  (i.e., prepared foods,  such as sandwiches and beverages sold by food  service personnel, not served from a vending machine).  Once the Food Service Relocation is completed, Landlord agrees that the service provided in the food service facility shall be similar in quality to that which is offered in similar Class "A" office buildings. For so much of the Term as such food service is provided in the Building, Tenant shall be permitted to invite its principals and employees to use same for the purchase and consumption of food and beverages offered for sale. Tenant shall pay or reimburse Landlord, on a monthly basis, for Tenant's Proportionate Share of any subsidy provided by Landlord to the food service operator, but in no event shall Tenant's  Proportionate Share of the subsidy exceed $15,000.00 per annum. Tenant shall also have the right to use the food service area from time to time and at any time after 3:00p.m  on weekdays for the hosting of business events or functions so long as (a) Tenant provides

Landlord with reasonable prior notice of the date, time and nature of such events or functions, (b) Tenant reimburses Landlord, on demand, for any additional cost or expense actually incurred by Landlord in connection with such events or functions (e.g., security services, cleaning services, etc.), and (c) Tenant enters into such agreements for such use of the food service area as Landlord and the food service provider may reasonably request. The use of the food service shall be subject to the reasonable rules and regulations of Landlord and/or the operator of the food service now or hereafter imposed.  Notwithstanding anything to the contrary contained in this Paragraph, if the food service opens for business and subsequently closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease, except that Tenant shall not be required to pay Tenant's  Proportionate Share of the food service subsidy for the period in which the food service is not operational. Further, in the event there is no food service in the Building for thirty (30) or more consecutive days, Landlord shall provide Tenant with a revocable license to use the food service area so that Tenant can provide its own licensed and reputable food service operator for the purpose of providing food service in the lower level of the Building.

63.      Fitness Facility. The parties acknowledge that a fitness facility is or shall be provided in the lower level of the Building, containing approximately 3,000 rentable square feet, in or about the location shown on Exhibit "D" annexed hereto and made a part hereof. For so much of the Term as such fitness facility is provided in the Building, Tenant's principals and employees may use same at a cost of $100 per year per member (which amount is subject to reasonable increases from time to time during the Term).  Landlord agrees to maintain the fitness facility in good condition and Landlord shall be responsible, at its sole cost and expense, for the maintenance, repair and replacement of the fitness facility and equipment located therein. The use of the fitness facility shall be subject to the reasonable rules and regulations of Landlord now or hereafter imposed.  Notwithstanding anything contained herein to the contrary, if the fitness facility closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease.

64.       Miscellaneous.

(a)       This lease shall not be recorded.  No memorandum of this lease shall be recorded without the express written consent of Landlord.

(b)       The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any of the other provisions contained in this lease. Landlord and Tenant understand, agree and acknowledge that this lease has been freely negotiated by both parties and that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this lease or any of its terms and conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this lease or any portion hereof.

(c)       There are no oral agreements between the parties hereto affecting this lease and this lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and shall not be used to interpret or construe this lease.

(d)       Wherever in this lease there is any conflict between the provisions of any of the preprinted portions of the lease and the non-preprinted portions of the lease (e.g. typewritten or handwritten changes to the pre-printed form and the provisions of this rider), the non-preprinted provisions shall be deemed to supersede the preprinted provisions.

(e)       Any references in the printed portions of this lease to the City of  New York and the Administrative Code of the City of  New York are deemed deleted, and where applicable the town in which the Demised Premises is located and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

(f)        This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this  lease or any obligations  under this lease, unless  such  agreement  is set forth  in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

(g)       The mailing or delivery of a lease by the Landlord to a possible Tenant, its agent or attorney, shall not be deemed an offer nor shall any obligation or liability be created on the part of Landlord until such time as a lease, duly executed by the Landlord, is delivered to such possible Tenant, its agent or attorney.

(h)       Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of(i)  any accident in or about the Demised Premises, (ii) all fires and other casualties within the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

(i)        In the event Standard Microsystems Corporation is no longer the "Tenant" under this lease, Landlord  hereby reserves  the right, in its sole discretion,  to require  that such successor "Tenant" deposit a security deposit (in an amount to be determined by Landlord, in its reasonable discretion) and, in such event, Paragraph 32 of the preprinted portion of this lease shall be re-inserted into the Lease.  Additionally,  in the event that Landlord holds such security deposit in an interest bearing account, Landlord may retain a portion of the interest earned thereon equal to one (1%) per annum of such deposit as an administrative fee.

(j)        In the event Landlord is not an individual, Landlord represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so.  In the event that Tenant is not an individual, Tenant represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so.

(k)       Tenant hereby acknowledges that Landlord makes no representations as to the compatibility of the Building systems with Tenant's equipment.

(l)       Tenant shall indemnify, hold harmless and defend Landlord, its affiliates, managing agents, construction company, subsidiaries, directors, officers, employees  and agents from and against any and all liabilities, claims, demands, damages, costs, expenses (including reasonable attorneys' fees) suits, judgments whether actual or alleged, including such for bodily injury or wrongful death to any person (including tenant employees and invitees) and property damage to any property, arising out of or in connection with the operations or business of the Tenant at the demised premises or real property (including, without limitation, the installation,  existence, maintenance, repair, replacement and removal of the Equipment); the acts or omissions of the Tenant, its sub tenants,  its employees,  invitees, contractors  or agents; or any breach of this lease or improper conduct. Upon notification by the Landlord of an indemnifiable event, Tenant at its own expense shall arrange for Landlord's defense (at Landlord's option) and confirm indemnification. Tenant will still be responsible  to fulfill  its obligations  under this Article  in the event Tenant or Tenant's insurance company does not accept a tender of claim by the Landlord. These indemnification provisions are to continue after lease expiration  and are not limited by the amount of available insurance in place.  Tenant agrees not to settle any claims pursuant to this indemnity without Landlord's  prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(m)       Landlord shall indemnify and save harmless Tenant, its affiliates, managing agents, directors, officers, employees and agents from and against all liability, claims, demands, damages, costs, expenses (including reasonable legal fees),  suits and judgments arising from any injury or death to persons or any damage to the property of third parties sustained in the common areas of the Building or which arise out of construction or work performed by Landlord or its construction affiliate in an about the Building and/or Demised Premises and will further indemnify and save harmless Tenant against and from all costs, expenses, and liabilities incurred in connection with any such claim or loss or action or proceeding brought thereon (including reasonable attorney fees and costs); and in case any action or proceeding be brought against Tenant by reason of any such claim or loss, Landlord, upon notice from Tenant, agrees that Landlord, at Landlord's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Tenant. Landlord will still be responsible to fulfill its obligations under this Article in the event Landlord or Landlord's insurance company does not accept a tender of claim by Tenant. These indemnification provisions are to continue after lease expiration and are not limited by the amount of available insurance in place.  Landlord agrees not to settle any claims pursuant to this indemnity without Tenant's  prior written consent, such consent  not to be unreasonably withheld, conditioned  or delayed.

(n)       Except with respect to damages set forth in Paragraph 52(ii) and (iii) hereof, neither party shall be liable to the other for any lost profits, incidental, special, exemplary, punitive, indirect or other consequential damages.

(o)       With respect to any dispute between Landlord and Tenant involving this lease which is resolved through legal proceedings, the non-prevailing party, if evident, shall bear all reasonable fees, costs and expenses of the subject legal proceeding, including, without limitation, the reasonable attorney's fees and costs of the  prevailing party.

(p)       Landlord hereby agrees to use commercially reasonable efforts to provide Tenant with approximately 1,000 rentable square feet of space in the Building for Tenant's computer room upon the expiration of the Master Lease.

65.       Signage.  Except as set forth in this Paragraph 65, Tenant shall not place any signs on the Demised Premises, Building or Real Property. The signage currently located over the main entrance of the Building as of the date hereof shall be relocated to a mutually agreed upon prominent location on or about the Demised Premises.  In addition, with respect to the monument sign currently located at the Real Property, Tenant shall have the right, pursuant to the terms of all Tenant Leases, to use one-half of the monument sign, with the remaining one-half of such monument signage to be used by Landlord and other tenants at the Building.

66.       Subordination.  So long as Tenant continues to lease and occupy at least twenty-five (25%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord shall obtain for the benefit of Tenant a Subordination, Attornment and Non Disturbance Agreement (an "SNDA")   from Landlord's  future mortgagees on such mortgagee's standard form.  Tenant shall be responsible for paying (or reimbursing Landlord, as additional rent) for any fees or costs imposed by a mortgagee or its counsel in connection with the issuance and/or negotiation of any SNDA.  Notwithstanding the foregoing, an SNDA shall not be required from the mortgagee existing as of the date of this lease.

67.       Tenant's  Exclusive.  So long as Tenant continues to lease and occupy at least fifty (50%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord covenants and agrees not to lease any space in the Building to a Competitor (as hereinafter defined) for a purpose in competition with Tenant's  primary business (i.e., the manufacturing, testing, storing or sale of semi-conductors). The term "Competitors" shall mean and refer to the following entities:  Alcor Micro Corp., ASIX Electronics Corp., Avnera Corporation, Broadcom Corporation, Cypress Semiconductor, Davicom Semiconductor Inc., Display Link, eNe, Genesys Logic, GMT, Inc., Integrated Technology Express, Inc., Marvell Technology Group Ltd., Micrel Semiconductor, Inc., Nuvoton (formerly Winbond Electronics Corporation), Realtek Semiconductor Corp., Renesas Technology, ST-Ericsson, Syncomm and Texas Instruments. Notwithstanding anything to the contrary contained in this Paragraph, nothing herein shall prevent Landlord from leasing any space in the building to any affiliate or subsidiary of a Competitor who intends on using such space solely for non-competitive purposes.

68.       Notices.   Supplementing  Paragraph 28 of the pre-printed portion of this lease, all notices delivered to Tenant should be sent to the attention of Walter Siegel, Esq., with copies of all such notices delivered to Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, Attention: Peter Byrnes and to Moritt Hock & Hamroff, LLP, 400 Garden City Plaza, Garden City, New York 11530, Attention: Gary C. Hisiger, Esq.

69.       Destruction, Fire and Other Casualty.  Supplementing the terms and conditions of Paragraph 9 of the pre-printed portion of this lease:

(a)        If the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and the estimated date of completion of such restoration work, as reasonably determined by Landlord's  architect, is more than twelve (12) months following the date of such damage or destruction,  then Tenant shall have the right to terminate this lease by written notice delivered to Landlord within ten (10) days following receipt of such written determination by Landlord's  architect.  Furthermore, if the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and Landlord has not completed the making of the  required repairs and restored and rebuilt the Demised Premises and/or access thereto within twelve (12) months from the date of such damage or destruction (and such additional time not to exceed sixty (60) days after such date as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance), then Tenant may serve notice on Landlord of its intention to terminate this lease, and, if, within thirty (30) days thereafter, Landlord shall not have completed the making of the required repairs and restored and rebuilt the Demised Premises and/or access thereto, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

(b)       In  the  event  the  Demised  Premises  are  rendered  wholly  unusable  or  wholly inaccessible and neither Landlord nor Tenant have exercised their options to terminate this lease (as set forth herein), then, at the request of Tenant, Landlord shall use commercially reasonable efforts to locate and provide Tenant with substitute, habitable office space reasonably suitable for Tenant's business elsewhere in the Building or in another building owned by Landlord or its affiliates; such space to be of approximately the same size as the Demised Premises (the "Substitute Space").  If Tenant agrees to accept the Substitute Space, then Rent shall abate with respect to the Demised Premises from the date of such damage or destruction, Tenant shall accept the Substitute Space in its then "as is" condition; it being acknowledged  by the parties that the occupancy of the Substitute Space by Tenant is intended to be temporary, lasting only as long as is necessary for Landlord to substantially complete restoration of the Demised Premises, and Tenant shall pay to Landlord the fair market rental value of the Substitute Space, on a monthly basis, in advance, throughout its occupancy thereof.  It is further agreed that, in the event Tenant accepts the Substitute Space, Tenant shall be deemed to have waived the termination right set forth in Paragraph 69(a) above.  Upon substantial completion of the restoration of the Demised Premises, Tenant shall surrender the Substitute Space to Landlord and re-occupy the Demised Premises.

70.       Storage Area.  The parties acknowledge that a storage area shall be provided in the lower level of the Building, containing approximately 3,000 rentable square feet of space (the "Storage Space") in a location to be determined by Landlord.  For so long as Tenant is utilizing the Storage Space, Tenant shall pay to Landlord, as additional rent in advance and in equal monthly installments, the amounts set forth below. Tenant shall be entitled to use the Storage Space and shall have access to same twenty-four (24) hours per day, seven (7) days per week. The parties acknowledge and agree that the Storage Space is and is intended to be the same "Storage Space" described in the 10,217 SF Lease and in no event shall Tenant be entitled, under the Tenant Leases, to more than 3,000 rentable square feet of storage space at the Building. The rent payable with respect to the Storage Space shall be as follows (on a gross basis):

Lease Year	Per Annum	Monthly Installments
1	$30,000.00	$2,500.00
2	$30,900.00	$2,575.00
3	$31,827.00	$2,652.25
4	$32,781.84	$2,731.82
5	$33,765.36	$2,813.78
6	$34,778.28	$2,898.19
7	$35,821.68	$2,985.14
8	$36,896.28	$3,074.69
9	$38,003.16	$3,166.93
10	$39,143.28	$3,261.94
11	$40,317.60	$3,359.80
12	$41,527.08	$3,460.59
13	$42,772.92	$3,564.41
14	$44,056.08	$3,671.34
15	$45,377.76	$3,781.49

71.       IT Room. (a) Landlord and Tenant hereby agree that, in addition to Tenant's leasing of the Demised Premises, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the 1,420 rentable square feet of space in the Building as depicted on Exhibit A-2 annexed hereto (the "IT Premises"). The parties stipulate and agree that Tenant's Proportionate Share with respect to the IT Premises shall be .70%.

 (b)   During the term of this lease, Tenant shall pay Rent for the IT Premises as follows:

During the first Lease Year, the Rent shall  be $17,750.04,  payable in equal  monthly installments of $1,479.1 7.

During the second Lease Year, the Rent shall be $18,282.48,  payable in equal monthly installments of $1,523.54.

During the third Lease Year, the Rent shall be $18,831.00,  payable in equal monthly installments of $1,569.25.

During the fourth Lease Year, the Rent shall be $19,395.96,  payable in equal monthly installments of $1,616.33.

During the fifth Lease Year, the Rent shall  be $19,978.08,  payable in equal  monthly installments of $1,664.82.

During the sixth Lease Year, the Rent shall be $20,577.12,  payable in equal monthly installments of $1,714.76.

During the seventh Lease Year, the Rent shall be $21,194.40,  payable in equal monthly installments of $1 ,766.20.

During the eighth Lease Year, the Rent shall be $21,830.28,  payable in equal monthly installments of $1,819.19.

During the ninth Lease Year, the Rent shall be $22,485.12,  payable in equal monthly installments of $1,873.76.

During the tenth Lease Year, the Rent shall be $23,159.76,  payable in equal monthly installments of $1,929.98.

During the eleventh Lease Year, the Rent shall be $23,854.56, payable in equal monthly installments of $1,987.88.

During the twelfth Lease Year, the Rent shall be $24,570.12, payable in equal monthly installments of $2,047.51.

During the thirteenth Lease Year, the Rent shall be $25,307.28, payable in equal monthly installments of $2,108.94.

During the fourteenth Lease Year, the Rent shall be $26,066.52,  payable in equal monthly installments of $2,172.21.

During the fifteenth Lease Year, the Rent shall be $26,848.44,  payable in equal monthly installments of $2,237.37.

Tenant shall also pay all additional rent otherwise due and specifically provided for under this Lease with respect to the IT Premises including, without limitation, Landlord's  Cost for common area maintenance  in accordance  with the provisions of Paragraph  47 hereof and Tenant's  Tax Payment in accordance with the provisions of Paragraph 49 hereof.

(c)       Tenant shall, at its sole cost and expense, connect the IT Premises to the meters installed or to be installed for the Demised Premises.  Tenant shall furnish and pay for, at its sole cost and expense, all utilities supplied to the IT Premises by any utility company, whether public or private, including but not limited to, gas, electricity, fuel oil and telephone. In the event Tenant fails to do so, Tenant shall reimburse Landlord for the utility charges actually incurred by Landlord in providing such service.  Such sums shall be paid by Tenant, as additional rent, within thirty (30) days of Landlord's demand therefor.

(d)       All cleaning and janitorial work at the IT Premises shall be done by Tenant, at the sole cost and expense of Tenant.

(e)        Tenant hereby accepts the IT Premises in its current "as is" condition and hereby agrees that Landlord shall have no obligation to perform any work or incur any expense in connection with Tenant's use and occupancy of the  IT Premises.  Tenant shall perform, at Tenants sole cost and expense,  all work required to demise the IT Premises from the remainder of the Building  (the "IT  Premises  Work").    It  is further  agreed  that the IT Premises  Work shall  be performed in the same manner as the Initial Interior Work is to be performed under Paragraph 53(b), (d) and (f) hereof.

(f)        Except as specifically modified by the provisions of this Article 71, all of the terms of this lease shall also apply to the IT Premises.   Accordingly, in all such cases, the term "Demised Premises" shall also include the IT Premises.

72.       Reserved Parking Allocation.   Supplementing  Paragraph 55 hereof, Landlord and Tenant agree that, at any time during term of this Lease (until the Allocation (as defined below) is completed subject to the Reallocation (as defined below), either party may request the other to allocate between Landlord and Tenant up to 200 parking spaces (the "Allocation")  in the parking area, which is otherwise first come, first served, to be on a "reserved" basis. Any reserved spaces shall be from those spaces shown on the parking plan annexed hereto as Exhibit G (which has 245 spaces available to be reserved and of which 200 can be so reserved). If an Allocation is desired, the requesting party shall send the other a notice identifYing spaces to be designated as reserved (which may be on multiple occasions during the term of the Lease), up to the aggregate of 200 spaces. Within ten (10) days of the requesting party's notice, if Tenant is the party requesting and designating spaces, Landlord reserves to itself the right to select up to 40% of the spaces initially designated by Tenant to thereafter  be "Landlord  (or future tenant) reserved" and if Landlord is the party requesting and designating spaces, Tenant reserves to itself the right to select up to 60% of the spaces initially designated by Landlord to thereafter be "Tenant reserved"; provided if the Landlord Allocation (80 spaces) or Tenant Allocation (120 spaces) is completed but the other party's is not yet completed, the party who has not yet obtained its full Allocation may thereafter designate spaces on notice to the other party but without a right to select any portion of such spaces. In addition, once the Allocation is complete, a party may thereafter select different spaces (the "Reallocation") to be the reserved spaces but they may not, in connection with a Reallocation, require the other party to give up any of their previously selected spaces in connection with such Reallocation. Landlord and Tenant further agree that the allocation between Landlord and Tenant shall ultimately be for up to 80 spaces for use by Landlord or its future tenants and up to 120 spaces for use by Tenant. Landlord shall be responsible for marking the spaces as "reserved" for the appropriate party and for enforcing the rights of parties to the spaces so designated as "reserved".

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC

By:
Name
Title

Tenant:	STANDARD MICROSYSTEMS CORPORATION

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC

Tenant:	STANDARD MICROSYSTEMS CORPORATION

By:
Name
Title

EXHIBIT A

RENTAL PLAN DATED AS OF  ______________________  ________ , 2011

SMSC
64500 RSF
LEGEND
SHARED COMMON
RECHLER
EQUITY
PARTNERS
SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-6400
REVISION
NO. DATE BY REVISION
THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.
SEAL
PROJECT TITLE
EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE
DRAWING TITLE
FIRST FLOOR NET
LEASE RENTAL PLAN
NOT TO SCALE
A-1

COMMON
SMSC
47,455 RSF
LEGEND
SMSC Old BLDG
2ND FLOOR
SHARED COMMON

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION
	8.4.11	DP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

SECOND FLOOR NET LEASE RENTAL PLAN

DRAWING NO.

A-2

EXHIBIT A-1

AREA FOR
SECURITY DESK

RECHLER EQUITY PARTNERS
SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY	REVISION
	[illegible]	CP	REVISION
	[illegible]	CP	REVISION
	[illegible]	CP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE
EXHIBIT A-1
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE
FIRST FLOOR
SECURITY BOOTH LOCATION

SCALE: NOT TO SCALE

A-1

EXHIBIT A-2
RENTAL PLAN OF IT PREMISES

SHSC I.T.
1,420 RSF
LEGEND
SHSC NEW BLDG
1ST, 2ND BASEMENT FLOOR ±10,217 RSF
SHARED COMMON

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION
	8.4.11	CP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

FIRST FLOOR GROSS LEASE RENTAL PLAN

SCALE: NOT TO SCALE

A-1

EXHIBIT B

FIXTURES EXISTING AT THE DEMISED PREMISES NOT REQUIRING REMOVAL/RESTORATION  AT THE EXPIRATION OF THE TERM

Fixtures Existing at the Demised Premises that Remain property of SMSC- 80 Arkay Dr.

In addition to the items listed below that are the property of SMSC, fixtures that are currently installed at 80 Arkay Dr. or will be in the future that will remain the property of SMSC at the termination of the lease are-Electrical Conditioning  Equipment utilized in our Test Operations to supply conditioned power to our test devices. Reels to support compressed  air and electrical feeds for Test Operations.

Property of SMSC -

Kitchen Appliances- Appliances  used in Break Rms., Kitchens, Coffee Stations. Refrigerators, microwave ovens, coffee makers. This does not include specialty equipment purchased specifically for the operation of the Cafeteria.

Security Systems - Security access and surveillance systems consisting of electronic card readers, control panels, local server, card printer, CCTV cameras, recording equipment, cabinets, PCs, etc.

Fire Extinguishers- All portable fire extinguishers.

Supplementary Air Conditioning Systems - Split type air conditioning units utilized to supplement main building units.

Telephone System  - Telephone system consists of servers, switches, modular components, racks and cabinets, PCs, monitors, telephone instruments and cellular amplification systems.

Communications Cabling System-Copper and fiber optic cables, patch panels, racks, jacks, data switches, etc.

IT Equipment- Electronic data computing and switching equipment including wireless network broadcast equipment.

Audio Visual Equipment- Screens, projectors, speakers, microphones, consoles, modular components, cabinets, PCs, monitors that make up our audio visual presentation and conferencing systems.

Furniture and Furnishings- Free standing furniture including desks, tables, chairs, cabinets, lockers. Modular furniture systems consisting of partition panels, work surfaces, shelves, cabinets, drawer modules, lighting and electrical components.

Storage Shelving and Rack Systems- Metal shelving and rack systems used for storage of equipment, materials, files, etc.

EXHIBIT C

HAZARDOUS MATERIALS USED IN CONNECTION WITH TENANT'S  BUSINESS

Table 3.1.1 - 80 ARKAY DRIVE

 HAZARDOUS MATERIALS
USED BY QA FOR RELIABILTIY TEST AND FAlLURE ANALYSIS

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
Acetone	3.2	ACETONE	8 Gals
Isopropyl Alcohol	3.2	IPA	8 gals
Fuming Nitric Acid	5.1	HN03	8 pts
Sulfuric Acid	8.1	H2S04	4 gals
Fuming Sulfuric Acid	8.1	Oleum	2 pts
Acetic acid	8.1	Acetic	8 gals
Liquid Nitrogen	2.2	LN2	2200 liters
Alpha Metals Flux	3.2	AM-100	8 gallons
Buehler "Varidur"	0.2		2pints
Lead Free Solder	0.2	Pb free	50 tbs
Varidur Kit	0.2	Plastic Powder
Ultramount Liquid	3.3	Acrylic Activator
Hydrochloric Acid	8.1	HCl	1 pt
Hydrofluoric Acid	8.1	HF	1 pt
TetrabutylAmrn onium Hydroxide	8.2		4 gals

 USED BY PRODUCTION TEST TO MAINTAIN SOCKETS
(Gold replating-  Brush Application)

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
TECHNIC INCTAS #1	8.2		1gal
TECHNIC Inc "TSC-15101"	8.3		20 lbs
Technic Inc "Gelling Agent"	0.2		1 qt
Acid Nickel Brush Plating	6.1		2 gals
Technic Strip	6.1		2 gal
Technic "Orobrush 999 No Gel"	6.1		2qt
Isopropyl Alcohol	3.2		2 pints
Speedball Cleaner			4 gals

Tier 2 Online Submission Report
Reporting period : From January 1, 2010 to December 31, 2010

Facility Name	SMSC	Facility ID	1633388
Department Name	Corp Facilities	Facility Email
Physical Address	80 Arkay Drive . Hauppauge. Suffolk county . NY - 11788 . USA	Latitude / Longitude	40.813094 /-73.252969
Mall Address	80 Arkay Drive . Hauppauge . NY - 11788	Method of Determination	A1 - Address Matching (House Number)
NAICS	541710-	Location Description	CE - Center of Facility
Dun 8. Bradstreet	054988506 - Semiconductor Manufacturer

Contact Information	Name	Phone	Email	Mail address
Emergency Contact	Ed Montvidas	631-4344654 (24-hour)	ed. montvidas® smsc.com	80 Arkay Drive. Hauppauge. COUNTY. NY - 11788. USA
Owner / Operator	Den Sundin	6314344649 (Work)	don.sundin@smsc.com	80 Arkay Drive. Hauppauge. Suffolk COUNTY. NY - 11788. USAA
Submitter	Ed Montvidas	631-4344654 (24-hour)	ed.montvida s@smsc.com	80 Arkay Drive. Hauppauge. COUNTY. NY - 11788. USA

 Chemical Inventory Information
Chemical Description	Physical & Health Hazards	Inventory	Mixture components	Storage locations and codes (Non- Confidential)
CAS 64742650 Trade Secret ☐	Fire ☒	99999.0 Max. Daifv Amount		1) North West Side of Building: Type R.
Chem, Name Diesel Fuel	Pressure ☐	24000.0 Ava. Dailv Amount		Pressure 1.Temperature 4
Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☐	Reactive ☐	365 No. of Days On-site
EHS ☐	Acute ☐
Chronic ☐
State Specific Information
No State specific information
CAS 7727379 Trade Secret ☐	Fire ☐	3750.0 Max. Dailv Amount		1) North Driveway - By Loading Dock:
Chem. Name Nitroaen	Pressure ☒	2000.0 Ava. Dailv Amount		Type A. Pressure 2. Temperature 7
Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☒	Reactive ☐	365 No. of Days On-site
EHS ☐	Acute ☐
Chronic ☐
State Specific Information
No State specific information

Facility Name: SMSC	Facility ID: 1633388	Managed by The University of Texas at Dallas

Tier 2 Online Submission Report
Reporting period : From January 1, 2010 to December 31, 2010

Chemical Description	Physical & Health Hazards	Inventory	Mixture components	Storage locations and codes (Non- Confidential)
CAS 7664939 Trade Secret ☐	Fire ☐	999.0 Max. Daily Amount		1) UPS_Basement' Type R. Pressure 1. Temperature 4
Chem. Name Sulfuric Acid	Pressure ☐	600.0 Avg, Daily Amount		2) UPS _Boiler Room Existing Bldg: Type R. Pressure 1. Temperature 4
Pure ☒ Mixture ☒ Solid ☐ Liquid ☒ Gas ☐	Reactive ☒	365 No. of Days On-site		3) Loading Dock - Pallet Jacks: Type R. Pressure 1. Temperature 4
EHS ☒	Acute ☒			4)QA-Failure Analysis Lab: Type R. Pressure 1. Temperature 4
Chronic ☒
State Specific Information
No State specific information

State Specific Information
No State specific information

Additional Information
☐ I have attached a document. ☐ I have attached two or more documents.
Certification
I certify under penalty of law that I have personally examined and am familiar with the information submitted in pages_______through______, and that based on my inquiry of those individuals responsible for obtaining the information. I believe that the submitted information is true, accurate and complete.

Name and official title of owner/operator OR owner/operator's authorized representative	Signature	Date signed

Facility Name: SMSC	Facility ID: 1633388	Managed by The University of Texas at Dallas

EXHIBIT D
LOCATION OF FITNESS FACILITY

SMSC
SMSC
3,000 RSF
STORAGE
HEALTH
CLUB
CAFETERIA
MULTI
PURPOSE
ROOM
LEGEND
SMSC NEW BLDG
SHARED COMMON
SMSC NEW BLDG STORAGE

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

BASEMENT PLAN

SCALE: NOT TO SCALE

A-3

EXHIBIT E

INITIAL SEPARATION WORK

Contents

80 Arkay Dr.
Separation of	Refeed RTVs 16, 18, 19, 20	1
utilities/Services
	Separate Emergency Power	2

	Refeed/ Submeter Compressor	3

	Separate Bldg. management Sys.	4

	Separate Hot Water/ Heating	5

	Separate Natural Gas	6

	Separate Comp. Air Feed	7

		8

		9

Cardinal. OneSteo Index System		10

1   Refeed RTUs 16, 18, 19, 20

REFEED RTUS 16, 18, 19 AND 20 FROM NEW SIDE OF BUILDING

Four Roof Top HVAC systems, RTU-16,18,19 and 20, for the second floor west of the Atrium are fed by the Suffolk Court electrical service.

Panel "PP-2B" located in the second floor corridor has available circuits that can be used for the four Roof Top HVAC systems. The existing feeds are routed In close proximity to that panel.

November 12, 2010

Standard Micro Systems Corp,
8O Arkay Drive
Hauppauge, New York 11788

Att:	Mr. Don Sundin
Mr, Ed Montvidas

Re:	SMSC
Re-wire of Rooftop HVAC

Gentlemen:

DiFazso Power & Electric is pleased to provide a proposal in the amount of S 27,269,00 for the electrical work associated with re-wiring four Rooftop HVAC Units.

Labor:	$12,821.00
Circuit Breakers:	$14,448.00
Total:	$27,269.00

This proposal is based on the following work scope;

-Cut and pull back four existing Branch circuits for HVAC Units
RTU 16	RTU19
RTUI8	RTU20

-Purchase and install new SQ-D, 1-LINE Style "Hf circuit breakers and install them in Panel PP- 2B located on the second floor. The existing circuit breakers in panel DP-RR have a lower AIC. Rating than the panel and breakers in panel PP-2B. 1 do NOT recommend placing a lower Rated breaker into the panel due to a potential fault issues.

-This quote is based on both Panels DP-RR & PP -2B being completely de-energized when we are required to work on them.

-All work shall be performed on a Saturday. With the exception of research and lay out that can be accomplished during normal working hours.

"We are known by tbe company we keep"

Standard Micro Systems Corp,
November 12th, 2010

-This proposal is based on working one 12 hour Saturday to perform She cut back. Our foreman and superintendent will spend one day during normal work tours to research and identify the exact work sequence. Difazio shall only charge for those hours worked on the Saturday. Anticipated work force shall be one Foreman and four journeymen.

-Ceiling title and possible some of the ceiling T-Bar will have tu be removed Exclude all replacements or repair of ceiling.

I trust that this proposal meets with your requirements. Please issue a Purchase Order if you want to perform this work,

Very truly yours,

DIFAZIO POWER & ELECTRIC, LLC.

Larry Spring

LARRY SPRING
Vice-President

LS:as

"We are known by tbe company we keep"

2  Separate Emergency power

EMERGENCY POWER

In order to reconfigure the emergency backup power supplied by the two diesal powered generators so that each generator is dedicated to a specific electric service exclusively and independently the SIEMENS PLC will need to be reprogrammed with a simplified operating logic, The 1,350 KW generator would feed the Arkay Dr. service for the Addition and the 1,000 KW generator would feed the Suffolk Ct, service for the original building.

In the event that SMSC is required to refeed the compressor plant from the Suffolk Ct, feed, additional switch gear circuitry would need to be added In order to have the 1,350 KW generator back up the Suffolk Ct. service, which provides power for the original building.

Switchgear Isolated from drawing "E-2"

T-020 P 03/17 F-020

1350 KW
CB-1
CB-2
CB-4
CB-5
TO EAST BUILDING
ATS SWITCH

STANDARD MICRO SYSTEM CO.
TRANSFER SWITCHING S 8MS LOAD SHED LOGIC
FEBRUARY 1,2508: ALL TEXT IN RED REFLECTS CHANGES

All communication signals from the Switchgear to the BMS shall be single contact outputs, One output for each scenario,

Scenario 1; Normal LIPA power (default position #1)
CB-1 closed
-	CB-2 open
CB-3 open
CB4 open
CB-5 open
BMS Normal operation

Scenario 2 Power Outage: Existing building loses LIPA power the new building has LIPA power.
-	ATS request power, Switchgear starts Generator 1 & Generator 2,
-	Switchgear sends signal to BMS that Scenario 2 has occurred, 1350 KW available,
-	BMS sends signal to switchgear acknowledging Scenario 2.
-	Switchgear delays for 5 seconds than transfers breakers
CB-1 closed
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Generator i1 (2Q60 Amps} is supplying power to (he existing Building (1822 Amps), Normal operation for BMS.

-	If Generator 1 is operational, then shut down Generator 2 after 5 minutes.

Scenario 2 Restofe Power;
-	ATS sends signal to switchgear that power is restored
-	Switchgear time delay of 2 minutes prior to switch transfer
-	Switchgear returns to default position #1
CB-1 dosed
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal, BMS will not see a power outage.
Switchgear directs Generator 1 to shut down after 5 minutes,

Scenario 3 power outage; Existing building loses power and Generator 1 is not operational
-	ATS request power, Switchgear starts Generator 2,1000 KW available.
-	Switchgear default position #1
CB-1 closed
CB-2 open
CB-3 open
CB-4 open
CB-5 open

-	Switchgear sends signal to BMS that Scenario 3 has occurred, 1000 KW available
-	BMS sends signal acknowledging Scenario 3
-	Switchgear delays for 5 seconds than transfers breakers
CB-1 dosed
CB-2 open
CB-3 open
CB-4 open
CB-5 closed
-	Existing Gwiomtor #2 (1505 Amps) is supplying power to tha existing building (1822 Amps)

Existing Building loads	1822 Amps
Existing Generator #2	- 1505 Amps
Have to Load Shed	317 Amps

Loadshedding

1-AHU-18	95.4 Amps
2-AHU-19	74.7 Amps
3-AHU-20	79.9 Amps
4-AHU-23	95.4 Amps

Scenario 3 Restore Power;
-	ATS sands signal to switchgear that power is restored
-	Switchgear time delay of 2 minutes prior to switch transfer
-	Switchgear returns to default position 1
CB-1 closed
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal.
-	Switchgear sends signal for Generator 2 to shut down after 5 minutes.

Scenario'4 Power Outage: Existing building loses LIPA power; Generator 1 and Generator 2 are not operational.
-	Switchgear fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that Scenario 4 has occurred. 2000 KW available for both buildings,
-	BMS sends signal to switchgear acknowledging Scenario 4
-	Switeftgear delays for 5 seconds than transfers breakers
CB-1 closed
CB-2 closed
CB-3 open
CB-4 closed
CB-5 open

*	New 2000 Amp electric service Is supplying powat to bothbuildings:

	Existing Building Load	1822 Amps
	New Building L oad	1889Amps
3711 Amps
	New Electric Service	-2000 Amps
	Have to Load Shod	1711 Amps

Loadshedding:

1-	New Rooftop Units		1356 Amps

	AHU-14	AHU-16
	AHU-1	AHU-17
	AHU-11	AHV-1S
	AHU-21	AHU-19
	AHU-12	AHU-20
	AHU-3	AHU-23
	AHU-10	AHU-24
	AHU-12	AHU-27
AHU-28

2-	New interior Air Hand Units		81 Amps

	AHU-14	AHU-25
	AHU-15	AHU-26

3-	Existing Air Hand Units		33 Amps

	AHU-1	AHU-6
	AHU-2	AHU-7
	AHU-4	AHU-8
AHU-9

4-	New Elevator	49 Amps

Panel PPB1 Circuit 16 needs to be turned off by hand.

5-	Warehouse Area- By Hand	115 Amps

Panel ______
CB#

Panel ______
CB#

Panel ______
CB#

6-	Basement Lighting - BY Hand	47 Amps

By Hand turn off
Panel LPB1

7-	Conference Room Lighting - By Hand	30 Amps

By Hand turn off
Panel LP2-2 (fed from Panel PP2B)

Scenaria 4 Restore Power
-	ATS sends signal to switchgear that power is restored
-	Switchgear time delay 2 minutes prior to switch transfer.
-	Switchgear returns lo default position #1
CB-1 closed
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal operation.

Scenario 5 Power Outage: New building loses LIPA power, the existing building has power.
-	Switchgear senses LIPA power loss. Start Generator 1 & Generator 2
-	Switchgear fail safe positlon
CB-1 open
CB-2 open
CB-3 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear send signal to BMS that Scenario 5 has occurred, 1350 KW available for the new building.
-	BMS sends signal to switchgear acknowledging Scenario 5.
Switchgear delays for 5 seconds than transfers breakers
CB-1 open
CB-2 close
CB-3 close
CB-1 open
CB-4 open
CB-5 open
-	Generator #1 (2060 Amps) is supplying power to the New Building (1889 Amps) Normal operation for BMS.
-	Switchgear sends signal to Generator 2 after 5 minutes to shut down.

Senario 5 Restore Power
-	Switchgear receives signal that power is restored
-	Switchgear time delay of 2 minutes prior to transfer of power.
-	Switchgear transfers breakers to fall safe position.
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open
Switchgear return to default position #1
CB-1 close
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal operation.
-	Switchgear sends signal to Generator #1 to shut down after 5 minutes.

Scenario 6 Power Qutage: New building loses LIPA power, existing building power is on, and Generator 1 is not operational.
-	Switchgear senses LIPA power loss, Start Generator 2
-	Switchgear fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that Scenario 6 has occured.
-	BMS sends signal acknowledging Scenario 6
-	Switchgear delays for 5 seconds than transfer breakers
CB-1 open
CB-2 close
CB-3 open
CB-4 close
CB-5 close

-	Generator #2 (1505 Amps) is supplying to the New Building (2060 Amps)

New Building	2060 Amps
Generator #2	- 1505 Amps
Have to Load Shed	555 Amps

Load Shedding :

1-AHU- 16	128 Amps
2-AHU- 17	121 Amps
3-AHU- 23	95 Amps
4-AHU- 20	77 Amps
5-AHU- 24	125 Amps
6-AHU- 27	30 Amps
576 Amps

-	In the event that we are in Scenario 8 and we loose power in the existing building :
- ATS sends signal to switchgear PLC calling for power.
- Switchgear PLC to fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear PLC sends signal to BMS that Scenario 6 has occured.
-	BMS sends signal to switchgear PLC acknowledging Scenario 6.
-	Switchgear delays for 5 seconds than transfer breakers

CB-1 open
CB-2 closed
CB-3 open
CB-4 closed
CB-5 close
See Senario 9 for Laod Shedding

Scenario 6 Restore Power
-	Switchgear recevies signal; that power is restored
-	Switchgear time delay of 2 minutes prior to transfer of switches
-	Switchgear transfer to fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear transfer breakers to default position #1
CB-1 close
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can reuturn to normal power.
-	Switchgear sends signal to Generator for shut down after 5 minute delay.

Scenario 7 Power Outage: Loss of LIPA power at existing building and new building.
-	ATS and switchgear call for emergency power
-	Switchgear fails safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open
-	Switchgear starts Generator # 1 and #2
-	Switchgear sends signal to BMS that Scenario 7 has occured , 1000 KW available for the existing building, 1350 KW available for the new building.
-	BMS sends signal acknowledging Scenario 7
-	Switchgear delays for 5 seconds than transfer breakers
CB-1 open
CB-2 close
CB-3 close
CB-4 open
CB-5 close

-	Generator #1 (2060 Amps) is supplying power to the New Building (1889 Amps) Normal operation.

-	Generator #2 (1505 AMps ) is supplying power to the existing building (1822 Amps)

Existing Building Loads	1822 Amps
Generator #2	- 1505 Amps
Have to Load Shed	317 Amps

1-AHU-17	121 Amps
2-AHU-23	95 Amps
3-AHU-24	125 Amps
341 Amps

Scenario 7 Restore Power existing Building
-	ATS sends signal to switchgear that power is restored in the existing building
-	Switchgear time delay for 2 minutes prior to transfer of breakers
-	Switchgear transfer breakers
CB-1 open
CB-2 close
CB-3 close
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal in the existing building.
-	Switchgear sends signal to Generator 2 to shut down after 5 minutes.

Scenario 7 Restore Power to New Building
-	Switchgear receives signal that power is restored.
-	Switchgear time delay of 2 minute prior to transfer of breakers
-	Switchgear transfer breakers
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open (only if existing building is on normal power. CB-5 remains closed if existing building is on emergency power )
-	Switchgear transfer breakers
CB-1 closed
CB-2 open
CB-3 open
CB-4 open
CB-5 open (only if existing building is on normal power. CB-5 remains closed if existing building is on emergency power )

-	Switchgear sends signal to BMS that system can return to normal in the new building.
-	Switchgear sends signal to Generator 1 to shut down after 5 minutes.

Scenario 8 Power Outage: Existing building and new building lose LIPA power.
Generator 2 is not operational.
-	Switchgear starts Generator # 1
-	Switchgear transfer breaker to fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open

-	Switchgear sends signal to BMS that Scenario 8 has occured , 1350 KW available for both buildings
BMS sends signal to switchgear acknowledging Scenario 8. 1350 KW available for both buildings
Switchgear delays of 5 seconds than transfer breakers
CB-1 open
CB-2 closes
CB-3 closes
CB-4 closes
CB-5 open

-	Generator #1 (2060 Amps) is supplying power to both buildings

Existing Building Loads	18822 Amps
New Building Load	1889 Amps
3711 Amps
Generator #1	-2060 Amps
Have to Load Shed	1651 Amps

Load Shedding:

1-	New Roof Top Units	1355 Amps

ACC-1	AHU-18
AHU-3	AHU-19
AHU-10	AHU-20
AHU-11	AHU-21
AHU-12	AHU-23
AHU-14	AHU-24
AHU-16	AHU-27
AHU-17	AHU-28

2-	New Interior Air Hand Units	81 Amps

AHU-13	AHU-25
AHU-15	AHU-26

3-	Existing Air Hand Units	33 Amps

AHU-1	AHU-4	AHU-7	AHU-9
AHU-2	AHU-6	AHU-8

4-	New Normal Receptacle Panels	324 Amps

Turn off by hand at the New "MDP"
located in the Service Room
CB #7 (Panel DPR)
CB #2 (Panel k, Kitchen)

New Panel PP2-A
CKT _____ (Panel K-1, Kitchen)

5-	New Warehouse Area	115 Amps

Turn off by hand
Panel _____
CB#
Panel _____
CB#

6-	Existing Normal Receptacle Panels	141 Amps
Turn off by hand

Panel GT-1	Panel GT-5
Panel GT-2A	Panel GT-6
Panel GT-2B	Panel GT-7
Panel GT-3B	Panel C2-1
Panel GT-4

Scenario 8 Restore Power to Existing Building
-	ATS sends signal to switchgear that LIPA power is restored.
-	Switchgear time delay for 2 minutes prior to transfer of breakers.
-	Switchgear transfer breakers
CB-1 open
CB-2 close
CB-3 close
CB-4 open
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal in the existing building.

Scenario 8 Restore Power to New Building
-	Switchgear receives signal that LIPA power is restores.
-	Switchgear time delay of 2 minute prior to transfer of breakers
-	Switchgear transfer breaker
CB-1 open
CB-2 open
CB-3 open (only if power has been restore to existing building)
CB-4 open (only if power has been restore to existing building)
-	Switchgear transfer breakers
CB-1 closes
CB-2 opens
CB-3 opens (only if power has been restore to existing building).
CB-4 opens (only if power has been restore to existing building)
CB-5 open
-	Switchgear sends signal to BMS that system can return to normal in the new building.
-	Switchgear sends signal to Generator 1 to shut down after 5 minutes (Only if, the existing building has been restore to normal power)

Scenario 9 Power Outage: Existing building and new building lose LIPA power.
Generator 1 is not operational.
-	Switchgear transfer breaker to fail safe position
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-5 open

-	Switchgear starts Generator #2 1000KW
-	Switchgear sends signal to BMS that Scenario 9 has occured
-	BMS sends signal to switchgear acknowledging Scenario 9. 1000 KW avialable for bothe buildings
-	Switchgear delays of 5 seconds than transfer breakers
CB-1 open
CB-2 closed
CB-3 open

CB-4 closed
CB-5 closed

-	Generator #2 (1505 Amps) is supplying power to both buildings

Existing Building Load	1822 Amps
New Building Load	1889 Amps
3711 Amps
Generator #2	-1505 Amps
Have to Load Shed	2206 Amps

Load Shedding:

1-	New Roof top units	1356 Amps

AHU-14	AHU-16
AHU-1	AHU-17
AHU-11	AHU-18
AHU-21	AHU-19
AHU-12	AHU-20
AHU-3	AHU-23
AHU-10	AHU-27
AHU-12	AHU-28

2-	New Interior Air Hand Units	81 Amps

AHU-13	AHU-25
AHU-15	AHU-26

3-	New Normal Receptacle Panels	324 Amps

To be turned off by hand
at the Panel DPR

a)	CKT 1 (Panel RP1-1, RP1-2)
CKT 3 (Panel RP1-3)
CKT 4 (Panel RP2-1, RP2-1A)
CKT 6 (Panel RP2-3, RP2-4)

b)	CKT 2 In Panel MDB
(Kitchen Panel-K)

c)	CKT __ in Panel PP2-A
(Kitchen Panel K-1)

4-	New Warehouse Area	115 Amps

Turn off by hand

Panel _____
CB#

Panel _____
CB#

Panel _____
CB#

5-	Existing Normal Receptacle Panels	141 Amps

Turned off by hand

Panel GT-1	Panel GT-5
Panel GT-2A	Panel GT-6
Panel GT-2B	Panel GT-7
Panel GT-3B	Panel C2-1
Panel GT-4

6-	Existing Air Hand Units	33 Amps

AHU-1	AHU-7
AHU-2	AHU-8
AHU-4	AHU-9
AHU-6

7-	New Elevator	49 Amps

Turn off by hand
Panel PPB1 CKT 16

8-	New and Existing Light Panels	110 Amps

New: LPB1, LP2-1, LP2-2, LP-1

Leave on the following circuits for
Emergency Lights. Panek LP-1
Circuits 16,19, and 18

*Old Panels: (By SMSC - Targets 50 AMps)

2209 Amps

Scenario 9 Restore Power to Existing Building
-	ATS sends signal that power has been restored to existing building
-	ATS time delay for 2 minute prior to transferring back to LIPA power
-	Switchgear transfer breakers
CB-1 open
CB-2 close
CB-3 open
CB-4 close
CB-5 close

-	Switchgear sends signal to BMS that system can return to normal in the existing building.

Scenario 9 Restore Power to New Building
-	Switchgear receives signal that LIPA power is available.
-	Switchgear time delay of 2 minute prior to transfer of breakers
-	Switchgear transfer breakers
CB-1 open
CB-2 open
CB-3 open
CB-4 open
CB-4 open (only if LIPA power has been restored to existing building)
-	Switchgear transfer breakers
CB-1 close
CB-2 open
CB-3 open
CB-4 open
CB-5 open (only if LIPA power has been restored to existing building)
-	Switchgear sends signal to BMS that system can return to normal

Prime directive for switchgear is that the following breakers can nevere close at the same time

1) CB-1, CB-3, CB-5
2) CB-3, CB-4, CB-5

Phase Monitoring - Emergency Generators schedule and changes DGiann8701 to: Don Sundin
04/20/2011 12:46 PM
Cc:
gdavi, DGiann8701
Show Details

3 Attachments

Don,
As we discussed  this morning:
A) We will schedule the preliminary Install work Involving AC Power Meter and AC Undervoltage Relay for Wednesday 4/27. Should I have a problem will contact you In advance.

B) We can modify the PLC program to accommodate your request to eliminate the current scenario which allows Generators to "back up" each other on the system. Each generator would service a designated area/building independently. Specifics for this ultimate operation would need to be detailed,however I would budget 5,000.00 for software, programming,install and testing.

Any other required tech services as required by ADDA would come from Guy.

Should you have any questions please contact me directly.
Hope to see you next week.
Best Regards,

Don Giannella

In a message dated 4/5/2011 8:51:28 A.M. Eastern Daylight Time, Don.Sundln@smsc.com writes:

Hi Don,

LIPA has decided that it does not need to shut us down to complete their power feed connection. That is a good thing.

I have not otherwise tried to schedule a shutdown for testing until you have your equipment on site and pre-installation is complete. It takes so much coordination internally to finally come up with a date that I don't want to get one and find out we are not ready to act at that time.

I thought you wanted to do the preliminary work during normal business hours. The 17th is a Sunday.

I will call you to discuss further.

Standard Microsystems Corporation
80 Arkay Drive
Hauppauge, NY 11788

ATTN : Don Sundin

RE:. Siemens PLC Program Modification for Utility Curtailment Quote

Mr. Sundin,

Atlantic Detroit Diesel Allison.(ADDA) with Axis Control Group Inc is pleased to submit the following quotation; for your review and consideration.  Pursuant to our discussions the following is our proposal for modifications, as requested:

SCOPE OF WORK BY AXIS:
A) Modify Siemens PLC program to allow Utility Curtailment;
Introduce a manual switch  to initiate  new scenario  10 into existing system
Scenario 10 to transfer facility to generator power/supply.
Siemens PLC to activate transfer of ATS to emergency state.
Program to be modified to start both generators, confirm in run state, open cb-1, then close cb-2, 3 and 5
Provide activation switch- 3 states-(1-0FF, 2 ·@ Gen's. 3 -1400KW)
LIPA Power confirmation sequence programmed
Signal ATS to transfer to Emergency.
Upon failure of either generator or reset of manual switch operations to cease and building transferred
Axis to re write software program, install manual switch.
Axis to test system prior to installation, install program at site,  test system at site.
Axis to provide Standard Micro Systems with final documentation including but not limited to revised drawings, software program.
All fieldwork, tech support, field technicians etc. are included to provide a fully operational system.

A) $12,500.00 plus tax

B) Rewrite existing PLC program, test same.
 Program to include modifications to software changing current sequence of operations to address Scenario 2 and Scenario 7,

B) lnstall software at site, test at site (l day) $4,500.00 plus tax

C) MANUFACTURE AND INSTALL:
 (1) 2000 AMP BREAKER CUBICLE, Electrically operated ICCB breaker
Match and Line to existing Gen set switchgear, provide and install all required bus detail, cable connections, hardware etc.
Includes software re-write, test and software install at site.

C) Field Installation Included: $34,375.00 plus tax

Reply to 3025 Veterans Memorial Hwy, Ronkonkoma NY 11779... Fax 631-981-5807

Atlantic  Detroit Diesel-Allison, LLC
Headquarters and Service Technology Center
P.O. Box 2030, l9C Chapin  Rd., Pine Brook,  NJ 07058  Phone: (973) 575-0309 Fax: (973) 287 -1086

Lodi, NJ	Lodi Bus Center	Piscataway, NJ	Middletown, CT	Ronkonkoma, NY	Albany, NY	Saugerties, NY
(201)489·5800	(20l)29l-S415	(732) 752-7100	(860) 632-0218 www.atlanticdda.com	(631)981 - 5800	(518) 452-0000	(845) 247-8045

Standard Microsystems Corporation
80 Arkay Drive
Hauppauge, NY 11788

ATTN ; Don Sundin

NOTES:

1.
Based on our  meeting and my discussions  with Don G. of Axis it is our position  that the software operated as per design of DeFazio Electric and to modify the software to work as discussed, item B) will need to be executed first. Then a decision as to item A) and or item B will need to be made depending on how the system will operate and to gain the most curtailment dollars both items A & C will need to be executed.

2.	Estimated time to complete any of the above is one day
3.	Delivery as required: HOLIDAY OR SATURDAY INSTALL.
4.	This work does not include CCI or ADDA personnel, if required we can quote separately.
5.	General terms and conditions to apply (see attached)

If this offer is acceptable, please provide your purchase order number and sign  the attached agreement and return fax or mall a hard copy of your P/O and the agreement to my attention, so we can keep on schedule. Thank you for considering Atlantic Power Systems. We look forward to your positive response.

Best Regards,	Authorized By:
Atlantic Detroit Diesel Allison

Guy Davi	Signature:
Industrial Service Sales Manager
Mobile: (516) 523-1865	Print Name:
E-mail: gdavi@atlanticdda.com

Date: P/O#

Please circle which options you want to be executed..........A).......B).......C)

3.	Refeed/Submeter Compressor

REFEED COMPRESSOR FROM ORIGINAL SIDE OF BUILDING

Requires removal of equipment not part of compressor plant from Panel PPB2 and refeeding that equipment from other local panels. In the original building, equipment fed from Panel DPRR needs  to be removed and refed from local panels. Modify and utilize Panel DPRR as a splice  box to extend 600 amp feeder from original GE Main Distribution Board to Panel PPB2 in Basement switchgear room. This plan is based upon utilizing existing unused conduit running between between the original building. electrical vault and the crown box mounted over the switchgear in the Addition Basement. If these conduits are not viable,a new feed route will need to be established.

An alternative method that has been devised is to remove the non compressor plant equipment from Panel PPB2 and provide  a sub meter.  This would eliminate the need to supply the feed from the original side of the building and also the need to modify the switchgear to allow the 1,350 KW generator to serve the original building.

April 21, 2011

Standard Micro Systems Corp.
80 Arkay Drive
Hauppauge, NY 11788

Atl:	Mr. Don Sundin
Mr. Ed montridas

Re:	SMSC Power Re-Distribution

Gentlemen:

DiFazio Power & Electric is pleased to provide a budget proposal for re-distributing 480 volt power associated with compressor power Panel PPB2 from the new building Service to the old building service. Also, I am budgetting a sub-meter approch for your review,

Budget #1, Re-distribute 480 Volt Power: $69,684,00

-Remove the branch circuits for AHU-26 Supply and return fans from Panel "PPB2".
-Re-feed AHU26 Supply and return from Panel "PPB1".
-Remove the branch circuits for AHU2 and AHU24 from Panel " DPRR".
-Re-route the circuits for AHU2 and 24 to Panel "DP1".
-Remove the interior of Panel "DPRR" and utilized the back box as a splice box in order to extend the 600 Amp feeder from the existing (old) G.E Main Distribution Board to the Panel "PPB2" located in the new switchgear room.
-The 600 Amp feeder shall be routed viatwo-4 PVC, existing conduits running from the old building, through the concrete man-hole into the crown box mountedover the new switchgear, located in new building.
-DiFazio to install the necessary conduit, wire way and pull boxes required to pull in parallel 500 MCM, 480 Volt feeders.

Budget #2, Install Sub-meter on Panel "PPB2": $10,500.00

-Remove the branch circuits for AHU-26 Supply and return fans from Panel "PPB2".
-Re-feed AHU26 fans from Panel "PPB1".
-Purchase and Install an 800 AMp rated check meter and install B on Panel "PPB2".

"We are known by the company we keep"

Standard Micro Systems Corp.
April 21, 2011

This proposal is based on all work being performed on straight time during normal work hours.

I trust that these budgets meet with you requirements. if you need further information.
please contact the undersigned.

Very truly yours,

DIFAZIO POWER & ELECTRIC, LLC.

LARRY SPRING

Larry Spring
Vice-President

LS: as

"We are known by the company we keep"

4.	Separate Bldg. management System

BUILDING MANAGEMENT SYSTEMS

The original building shares a Trane Tracer Building Management  System with the Addition.   The new HVAC equipment Installed by Savmor at the time of the Addition construction Is controlled by this system.  The operating schematics are provided In the Tracer Summit program from the Home Page from the Icon ncontrolSubmittal".   "PROGRAM". Drawing "ATC-6" shows the BCU communication wiring layout.  Going to BCU#lls  :

Two COMM 3 lines (one from Rooftop Chiller and one from Warehouse AC units.

Two COMM 41ines from VAV's and lntelfpaks (refer to ATC·23 for addresses)

One COMM Sline from  AHU's and MP panels from new side of building.

Phone line for external support

Fire Alarm Input for emergency shut down

Modem port for connection to computer workstation and BCU #2.

Going to BCU#2 is:

Modem port for connection to SCU #1and computer workstation.

The system can be separated Into two systems,each with it's own BCU and computer monitoring station.  An exact copy of the existing program would be loaded Into another computer workstation. The new owner can keep this as an exact duplicate or have It modified to eliminate graphics and addresses that are no longer accessible. The relocated BCU#2 would  need to be connected to:

COMM 3 line from RTU 22 or Air-Cooled Chiller to basement. (The other COM line Is likely dedicated to Warehouse components.)

Two  COMM  41ines (pick  up from 1st floor and 2nd floor VAV's to basement)

One COMM 5 line (from any AHU or MP device In basement)

Fire Alarm Input (could use existing spare control wiring in ATC cabinet to switchgear,or pull new wire through conduit from BCU #l).

Modem port available for future connection.

A detailed plan for separation would need to be developed by the system provider.

RE: BMS- Stand Alone System Frank Schiavone to: Ed Montvidas
04/2212011 02:10PM
Cc:
Don Sundin
Marked as protected 4/22/2011
Show Details

1 Attachments

Ed

We discussed thwork needed and feel that you should carry a budgetary price of $60,000.00 dollarsas the maximum.

Thank you,
Frank Schiavone

From:Ed.Montvldas@smsc.com  (mail to:Ed.Montvldas@smsc.com)
Sent: Monday,Aprlll8,  2011 4:34 PM
To:Frank Schiavone
Cc: Don.Sundln@smsc.com
Subject:BMS. Stand Alone System

Hi Frank,

SMSC is looking for a budgetary price to split the existing BMS system in two.
SMSC would need to retain control of the following Trane Components:
Intellipak RoofTop Units- 4
RTU-2

RTU-17
RTU-23
RTU-24
VAV's connected to Voyager Units·20
VAV 17·1 through YAY 17·12
VAV 24-01 through VAV 24-8

Voyager RoofTop Units·4
RTU-3
RTU-10
RTU-27
RTU-28

Everything else would communicate to the new side of the building.
The BCU for the other side could be moved down to the basement boiler room.

Please generate a ballpark figure ASAP.

Thanks
Ed Montvidas
SMSC
FacEng
631-434-4654

5.	Separate Hot Water / Heating

HEATING·HOT WATER

On the first floor of the originalbuilding,there are no VAVreheats,baseboard heating or Cabinet heaters that receive hot water from the boller located In the Addltlon. A review  of ACAD drawing file from SAVMOR "ROOF and 2"° FlOOR HVAC SHOP OWG.dwg" shows that on the secod floor the baseboard and reheat  style VAV 24-0lln Room 2237 are connected to the boiler on the new side of the building.  The VAV and baseboard can be refedfrom first floor hOt water heatingline located below the space. These drawings do not show the existing heating lines,but location was verified by our mechanicalservice contractor.

DSI MECHANICAL INC.

COMMERCIAL ● INDUSTRIAL ● AIR CONDITIONING ● HEATING ● VENTILATION	39 MONTROSE DRIVE
COMMACK, NY 11725
TEL: (631) 543-4400
FAX: (631) 543-1770

April 26, 2011

Via Email

SMSC
Attn: Don Sundin
80 Arkay Drive
Hauppauge NY 11788

RE: Hot Water Piping Modifications
Dear Don:

DSI Mechanical Inc, will provide the necessary labor and material required to modify the hot water piping per our field Inspections of the following work areas.

PIPING MODIFICATIONS

Scope "A" - 2ND FLOOR BASEBOARD - SMSC:

1.	Isolate and drain hot water system.
2.	Modify piping In 1st floor conference room to accept new zone.
3.	Provide new hot water piping and riser to SMSC baseboard on 2nd floor.
4.	Provide necessary Isolation valves and pipe supports.
5.	Fill and test hot water system as required.
6.	Professionally insulate with 1" fiberglass as required.
COST:	$3,340.00 (plus applicable text)

Scope "B" - 2nd FLOOR VAV #24-21 - SMSC;

1.	Isolate and cap existing hot water supply piping.
2.	Extend piping from 2nd floor - SMSC baseboard riser.
3.	Install new supply/return piping for 6,0 GPM VAV requirements.
4.	Fill and test hot water piping as required.
5.	Professionally Insulate with 1" fiberglass as required.
6.	Install PVC pipe enclosure.
COST:	$2,875.00 (plus applicable text)

SALES ● SERVICE ● DESIGN ● BUILDING MANAGEMENT SYSTEMS

RE: Hot Water Piping Modifications
April 26,2011

NOTES

1.	Scope "B" & "C" must be scheduled in conjunction with Scope "A" during the scheduled draining of the hot water system.

2.	Additional monles would be required to drain, fill and test the hot water system at different intervals.

NOTE: This price quotation is valid for 30 days.

If you have any questions regarding this proposal, please do not hesitate to call.

Sincerely,

DSI MECHANICAL INC.

SS/ds	Stephen Senchisen

Scope "A":	Signature:	Date:

Scope "B":	Signature:	Date:

~~Scope "C":~~	Signature:	Date:

6.	Separate Natural Gas

NATURAL GAS

Natural  gas distribution for the building Is currently  provided by three feed lines fed from two regulators.  One 4" feed goes to the  1'1 floor boiler room located In the original building.  One 3" feed goes to the boiler room located In the Basement of the Addition.  It Is routed over the roof. The other 4" feed Is connected to the rooftop HVAC units  and three unit heaters In the loading dock.

There is a single high pressure meter recording gas usage for the entire building. In order to submeter the natural gas usage a new "7M" rotary gas meter header  will need to be Installed with one submeter for the tenant space occupied by SMSC.

A construction permit will need to be filed for and approved by the Town of Smithtown Building Department before NationalGrid can modify the gas meter header and a plumbing contractor  can modify  the gas delivery lines accordingly. Gas service to the building will need to be shut off for several days during the retrofit of the gas system during  which time there will be no hot water (except for the Cafeteria), steam,or gas for cooking.

HARTCORN PLUMBING & HEATING INC.
JOBBING * ALTERATION* RESIDENTIAL* COMMERCIAL* INDUSTRIAL
850 SOUTH 2nd STREET,RONKONKOMA, N.Y.11179
PHONE 631·580.2300 *FAX 631·580·1090
EST.1963
Budget
6/8/10

Standard Micro Systems
80 Arkay Drive
Hauppauge,N.Y. 11788
Att:EdM.
Subject Gas Piping
Re: Building
80 Arkay Drive,Hauppauge

Budget Price...$38,000.00
To submit gas plan to the Town of Smithtown Building Department for review and permit
To separate existing gas lines to develop (2) separate gas meters.
To furnish, construct and Install new National Grid approved 7M rotary gas meter header.
Allowance for National Grid work included within BudgetIs $5,000.00
To disconnect existing 3''gas line on roof from existing 4"gas fine on the Westside of HVAC-24.
To connect the (2) 3" high pressure gas lines together on roof.
To disconnect (1) rooftop HVAC unit from 4"gas line andInstall onto 3"high pressure gas line.
To disconnect, remove gas regulators from (8) rooftop HVAC units, (3) unit heaters, (1) steam boiler, (1) hydronic boiler and (1) water heater.
To tum over existing gas regulators to owner after removal.
To cap off gas piping to (8) rooftop HVAC unlls,(3) unit heaters, (1) steam boiler, (1) hydronic boiler and (1) water heater for testing purposes.
To retrofit gas supply to (8) rooftop HVAC units, (3) unit heaters, (1) steam boiler, (1) hydronic boiler and (1) water heater where regulators are removed once gas test has been approved.
Toremove existing 2"gas pipe from HVAC -24 and replace wilh new 3"as required.
To disconnect, remove and rig off roof existing gas piping from the following HVAC unils: 3, 10, 27 & 28.
To disconnect and dispose of gas piping to (3) Untt healers within loading dock.
To furnish and install new 4"gas line from new standard pressure 7M gas header up to HVAC unit 10.
To furnish and install new gas piping to HVAC units 3, 10, 27, 28 and (3) unit heaters based on NFPA-54 guidelines
for standard pressure gas.                                                                                                ·
To connect (3) 4"gas fines at new 7M gas header as required.
To furnish and Install required pipe roof supports for new gas piping.
Price includes rigging of new and oldpiping onto and off roof during normal business hours.
To perform witnessed pressure test on new standard pressure gas piping.
Price is based on that existing gas piping will hold 5 PSI pressure test.
Price Is based on that gas can be turned off to the entire building at one time.
All work  to be performed during normal Business hours.
Price is based on non-union labor.

Exclusions:
Any prime time.
Any guarantee existing gas piping will hold pressure test
Any testing of high pressure gas piping
Any guarantee existing system is code compliant
Any costs of upgrading any existing violations.
Any cost of painting of gas piping if requested
Any costs relating to concealing of new gas line from roof to gas header
Any costs of final sealing new gas pipe roof penetration
Anycost of testing of existing gas regulators that are scheduled to remain as is.
Any costs of adding gas regulators lf required

NOTE:Gas to building will off for several days duringretrofit gt gas JYstem

Submitted by,
Nicholas R. Hartcom

President
Hartcom Plumbing & Heating Inc.

7.	Separate Compressed Air Feed.

COMPRESSED AIR DISTRIBUTION .

The compressed air plant is located below grade on an exterior concrete slab and in an adjacent room in the Basement. A copper pipe line supplies compressed air to the both sides of the building from a 4" pipe that runs up the passenger elevator shaft above the second floor ceiling, and above the Atrium ceiling to the·ortglnal side of the building. There are two branches supplying CDA to Room 2107 and 2222 on the new side of the building. There is an isolation valve in each room. The distribution in each room is around the perimeter above the ceiling.

In order to isolate the compressed air from the new building, the lines in those two rooms should be cut and capped after each isolation valve. The perimeter distribution and vertical drops can then be removed.

80 Arkay
Exhibit ''B"

1)	Electric: The original building and the addition are served by separate electric services.

i)	SMSC at SMSC's cost shall make neceasary electlical altm'lltions to refeed HVAC units 16, I 8, 19 & 20 that service the additlon to be fed ftom the addition's service.
ii)	Generator: SMSC at SMSC's cost shall isolate the two generators to service each electric service (one each) exoiusively ami independently.
iii)	Compressor: SMSC shall refeed power to the compressor to be fed from the original building's service.

2)	Building Management System:SMSC at SMSC's cost shall separate BMS system into two independent systems, one Serving the original building the other serving the addition.
3)	Baseboard heating: SMSC lit SMSC's cost shall sever any baseboard heating serving the original building from the addition.
4)	Natural Gas: SMSC at SMSC's cost shall seperate the gas service to provide two independent services, one serving the original building the other serving the addition.
5)	Domestic water service: The domestlc water shall be common for the entire building and the SMSC shall pay its proportionate share of total building consumption.
6)
Fire Sprinklers; The fire sprinkler service shall be common for the entire building. SMSC shall pay its proportionate for maintenance and testing of the service. SMSC shall be responsible for all sprinkler piping, heads and associated  elements sorving the addition.

7)	Compressed Air Plant: SMSC at SMSC's cost shall isolate the compressed air piping to serve only the original building. SMSC shall be responsible for the maintenance and operation of the Compressor.
8)	Sanitary Sewer: Sanitary sewer shall be common for the entire building. SMSC shall pay its proportionate share of total building sewer charges.

EXHIBIT F

INITIAL INTERIOR WORK

SMSC-80 ARKAY DRIVE-DWG. LIST

T-001.00	TITLE SHEET	2/16/2012
T-002.00	GENERAL NOTES	2/16/2012
SEP-001.01	SAFETY & EGRESS PLAN FIRST FLOOR	2/16/2012
SEP-001.05	SAFETY & EGRESS PLAN SECOND FLOOR	2/16/2012
A-000.01	PHASING PLANS FIRST FLOOR	2/16/2012
A-000.05	PHASING PLANS SECOND FLOOR	2/16/2012
D-001.01	DEMOLITION PLAN 1ST FL. LEVEL-NW NOTES AND LEGEND	2/16/2012
D-001.02	DEMOLITION PLAN 1ST FL. LEVEL-NE NOTES AND LEGEND	2/16/2012
D-001.03	DEMOLITION PLAN 1ST FL. LEVEL-SE NOTES AND LEGEND	2/16/2012
D-001.04	DEMOLITION PLAN 1ST FL. LEVEL-SW NOTES AND LEGEND	2/16/2012
D-001.05	DEMOLITION PLAN 2ND FL. LEVEL-NW NOTES AND LEGEND	2/16/2012
D-001.06	DEMOLITION PLAN 2ND FL. LEVEL-NE NOTES AND LEGEND	2/16/2012
D-001.07	DEMOLITION PLAN 2ND FL. LEVEL-SW NOTES AND LEGEND	2/16/2012
A-001.01	CONSTRUCT!ON PLAN 1ST FL. LEVEL-NW NOTES AND LEGEND	2/16/2012
A-001.02	CONSTRUCTION PLAN 1ST FL. LEVEL-NE NOTES AND LEGEND	2/16/2012
A-001.03	CONSTRUCTION PLAN 1ST FL. LEVEL-SE NOTES AND LEGEND	2/16/2012
A-001.04	CONSTRUCTION PLAN 1ST FL. LEVEL-SW NOTES AND LEGEND	2/16/2012
A-001.05	CONSTRUC110N PLAN 2ND FL. LEVEL-NW NOTES AND LEGEND	2/16/2012
A-001.06	CONSTRUCTION PLAN 2ND. LEVEL-SE NOTES AND LEGEND	2/16/2012
A-001.07	CONSTRUCTION PLAN 2ND FL. LEVEL-SW NOTES AND LEGEND	2/16/2012
A-002.01	REFLECTED CEILING PLAN 1ST FL. LEVEL-NW NOTES & LEGEND	2/16/2012
A-002.02	REFLECTED CEILING PLAN 1ST FL. LEVEL- NE NOTES & LEGEND	2/16/2012
A-002.03	REFLECTED CEILING PLAN 1ST FL. LEVEL-SE	2/16/2012
A-002.04	REFLECTED CEILING PLAN 1ST FL. LEVEL-SW	2/16/2012
A-002.05	REFLECTED CEILING PLAN 2NDFL. LEVEL-NW NOTES & LEGEND	2/16/2012
A-002.06	REFLECTED CEILING PLAN 2NDFL. LEVEL-SE NOTES & LEGEND	2/16/2012
A-002.07	REFLECTED CEILING PLAN 2NDFL. LEVEL-SW NOTES & LEGEND	2/16/2012
A-003.01	POWER & COM1v11.JNICATION 1ST FL. LEVEL NW NOTES & LEGEND	2/16/2012
A-003.02	POWER & COMMUNICATION 1ST FL. LEVEL NE NOTES & LEGEND	2/16/2012
A-003.03	POWER & COMMUNICATION 1ST FL. LEVEL SE NOTES & LEGEND	2/16/2012
A-003.04	POWER & COMMUNICATION 1ST FL. LEVEL SW NOTES & LEGEND	2/16/2012
A-003.05	POWER & CO"NIMUNICATION 2ND FL. LEVEL NW NOTES & LEGEND	2/16/2012
A-003.06	POWER & COMMUNICATION 2ND FL. LEVEL SE NOTES & LEGEND	2/16/2012
A-003.07	POWER & COMMUNICA'ITON 2ND FL. LEVEL SW NOTES & LEGEND	2/16/2012
A-004.01	FINISH PLAN 1ST FL. LEVEL NW NOTES AND LEGEND	2/16/2012
A-004.02	FINISH PLAl"\J 1ST FL. LEVEL NE NOTES AND LEGEND	2/16/2012
A-004.03	FINISH PLAN 1ST FL. LEVEL SE NOTES AND LEGEND	2/16/2012
A-004.04	FINISH PLAN I ST FL. LEVFL SW NOTES AND LEGEND	2/16/2012
A-004.05	FINISH PLAN 2ND FL. LEVEL NW NOTES AND LEGEND	2/16/2012
A-004.06	FINISH PLAN 2ND FL. LEVEL SE NOTES AND LEGEND	2/16/2012

A-004.07	FINISH PLAN 2ND FL.LEVEL SW	2/16/2012
A-005.00	DOOR AND HARDWARE SCHEDULE-DETAILS	2116/2012
A-006.00	MILLWORK ELEVATIONS AND SECTIONS	2/16/2012
F-001.00	GENERAL FIRESTOPPING DETAILS & NOTES	2/16/2012
F-002.00	GENERAL FIRESTOPPING DETAILS & NOTES CONTINUED	2/16/2012
E-100.00	GENERAL NOTES	2/16/2012
E-101.00	SYMBOL LEGEND	2/16/2012
E-200.00	WORK NOTES	2/16/2012
E-201.00	PARTIAL FIRST FLOOR DEMOLITION PLAN	2/16/2012
E-202.00	PARTIAL FIRST FLOOR DEMOLITION PLAN	2/16/2012
E-203.00	PARTIAL FIRST FLOOR DEMOLITION PLAN	2/16/2012
E-207.00	PARTIAL FIRST FLOOR DEMOLITION WORK PLAN	2/16/2012
E-208.00	PARTIAL FIRST FLOOR REFLECTED CEILING DEMOUTION WORK PLAN	2/16/2012
E-300.00	PARTIAL FIRST FLOOR REFLECTED CEILING DEMOUTION WORK PLAN	2/16/2012
E-402.00	PARTIAI, FIRST FLOOR POWER, DATA AND TELEPHONE NEW WORK PLAN	2/16/2012
E-406.00	PARTIAL FIRST FLOOR POWER NEW WORK PLAN	2/16/2012
E-407.00	PARTIAL FIRST FLOOR POWER NEW WORK PLAN	2/16/2012
E-500.00	PANEL SCHEDULES	2/16/2012
E-501.00	PANEL SCHEDULES	2/16/2012
E-502.00	PANEL SCHEDULES	2116/2012
E-503.00	PANEL SCHEDULES	2/16/2020
E-504.00	PANEL SCHEDULES	2/16/2020
E-600.00	ELECTRICAL RISER DIAGRAM	2/16/201
E-601.00	RISER DIAGRAM	2/16/2012
E-700.00	DETAILS	2/16/2012
E-701.00	DETAILS	2/16/2012
E-301.00	PARTIAL FIRST FLOOR REFLECTED CEILING NEW WORK PLAN	2/16/2012
E-302.00	PARTIAL FIRST FLOOR REFLECTED CEILING NEW WORK PLAN	2/16/2012
E-306.00	PARTIAL FIRST FLOOR REFLECTED CEILING NEW WORK PLAN	2/16/2012
E-400.00	PARTIAI, FIRST FLOOR POWER, DATA AND TELEPHONE NEW WORK PLAN	2/16/2012
E-401.00	PARTIAI, FIRST FLOOR POWER, DATA AND TELEPHONE NEW WORK PLAN	2/16/2012
E-402.00	PARTIAI, FIRST FLOOR POWER, DATA AND TELEPHONE NEW WORK PLAN	2/16/2012
M-100.00	MECHNICAL GENERAL NOTES AND LEGENDS	2/16/2012
M-200.00	PARTIAL FIRST FLOOR HVAC DEMOLITION PLAN	2/16/2012
M-201.00	PARTIAL FIRST FLOOR HVAC DEMOLITION PLAN	2/16/2012
M-300.00	PARTIAL FIRST FLOOR HVAC DEMOLITION PLAN	2/16/2012
M-301.00	PARTIAL FIRST FLOOR HVAC DEMOLITION PLAN	2/16/2012

M-302.00	PARTIAL FIRST FLOOR HVAC NEW WORK PLAN	2/16/2012
M-400.00	MECHANICAL DETAILS	2/16/2012
M-500.00	MECHANICAL SPECIFICATIONS	2/16/2012
P-100.00	PLUMBING GENERAL NOTES & LEGENDS	2/16/2012
P-200.00	PARTIAL FIRST FLOOR PLUMBING DEMOLITION WORK PLAN: PART-I	2/16/2012
P-201.00	PARTIAL FIRST FLOOR PLUMBING NEW WORK PLAN: PART-2 & 3	2/16/2012
P-400.00	PLUMBING SPECIFICATIONS	2/16/2012
FA-100.00	PARTIAL FIRST FLOOR FIRE ALARM NEW WORK PLAN	2/16/2012
FA-101.00	PARTIAL FIRST FLOOR FIRE ALARM NEW WORK PLAN	2/16/2012
FA-102.00	PARTIAL FIRST FLOOR FIRE ALARM NEW WORK PLAN	2/16/2012
FA-200.00	FIRE ALARM RISER DIAGRAM AND NOTES	2/16/2012
FA-103.00	PARTIAL FIRST FLOOR FIRE ALARM NEW WORK PLAN	2/16/2012
FA-201.00	FIRE ALARM NOTES	2/16/2012
SP-100.00	SPRINKLER SPECIFICATIONS	2/16/2012
SP-200.00	PAR11AL FIRST FLOOR SPRINKLER NEW WORK PLAN: PART- l, 2 & 3	2/16/2012
SP-202.00	PARTIAL FIRST FLOOR SPRINKLER DEMOLITIONS & NEW WORK PLAN: PART - 6	2/16/2012
SP-400.00	SPRINKLER DETAILS	2/16/2012
SP-500.00	CLEAN AGENT FIRE EXTINGUISING SYSTEM SPECIFICATIONS	2/16/2012

Contractor acknowledge receipt:
Contractor's Initial:

EXHIBIT G

SUFFOLK COURT
ARKAY DRIVE

COLOR SHADED AREA INDICATES 293 PARKING SPACES FROM WHICH UP TO 300 SPACES CAN BE RESERVED

RECHLER EQUITY PARTNERS
85 SOUTH SERVICE ROAD
PLAINVIEW, N.Y. 11803
631-414-8400

PROJECT TITLE

80 ARKAY DRIVE HAUPPAUGE

DRAWING TITLE

SHSC RESERVED PARKING PLAN

P-1

STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 13th day of March in the year 2012 between REP 80 ARKAY DRIVE, LLC party of the first part, herein after referred to as OWNER, and STANDARD MICROSYSTEMS CORPORATION party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from owner in the building known as                                                                             ~~in the Borough of                                               City of New York~~ for the term of *                                ( or until such term shall sooner cease and expire as herein after provided) to commence on ~~the~~ *             ~~day of                                                 in the year~~ and to end on ~~the~~         *      ~~day of                   in the year~~          and both dates inclusive, at the annual rental rate of *

*As set forth in the rider annexed hereto

Which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that tenant shall pay the first monthly                                      installments(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distribute, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

Rent:                          1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:              2. Tenant shall use and occupy the demised premises for office, warehouse, manufacturing and laboratory use and for any other ancillary use related to Tenant’s business then operating at the Premises provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:                               3. ~~Tenant shall make no changes on or  to the demise premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, using contractors or mechanics first approved in each instance by Owners~~. Tenant shall, at its expense, before making any alterations, additions, installations, or improvements obtain, and Owner shall cooperate with Tenant, at no cost or expesne to Owner, and execute such forms as Tenant may reasonably request to enable Tenant to obtain, all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry, and will cause Tenant’s contractors and sub-contractors to carry, such worker’s compensation, commercial general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days after tenant has knowledge thereof ~~thereafter~~, at Tenant’s expense, by payment of filing a bond as permitted by law. All fixtures and all paneling partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf shall upon installation become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner by notice to Tenant given in accordance with Section 45 of this lease. ~~no later than twenty (20) days prior to the date fixed as the termination of the lease. Elects to relinquish Owner’s right thereto and to have them removed by tenant,~~ in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at tenant’s expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises, or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may at the election of Owner, either be retained as Owner's property or removed from the demised premises by Owner, at Tenants expense.

Repairs:                                      4. Owner shall maintain and repair the exterior of and public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities contained therein, if any ~~(if the demised premises encompasses the entire floor of the building),~~ the windows and window frames, and the fixtures and appurtenances therein, and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by, or resulting from, the carelessness, omission neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising Tenant's conduct or omission, when required by other provisions of this lease, including article 6 Tenant shall also repair all damage to the building and the demised premises caused by moving of Tenant's fixtures, furniture or equipment. Al the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after thirty (30) ~~ten (10)~~ days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises, and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant’s servants, agents, employees, invitees or licensees as foresaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. In exercising the rights set forth herein, Owner will use commercially reasonable efforts to minimize interference or disruption to Tenant’s business and except in an emergency. Owner will provide Tenant with prior notice of any such repairs, alterations, additions or improvements. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to Which Article 9 hereof shall apply.

Window Cleaning:                    5. Tenant will not clean nor require the permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of law,
Fire Insurance,
Floor loads:                                6. Prior to the commencement of the lease term, if Tenant is then in possession and at all times thereafter. Tenant shall at Tenant’s sole cost and expense, promptly comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premise, ~~whether or not~~ arising out of Tenant’s particular use or manner of use thereof, or, with respect to building, if arising out of Tenant’s particular use or manner of use of the demised premises of the building (including, the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Owner acknowledges that the mere use of the demised premises for purposes permitted under Section 51 of the Rider will not violate or conflict with any of Owner’s insurance policies for the Building. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire

Department, Board of Fire Underwriters, Fire insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for the fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to send premises shall be presumptive ~~conclusive~~ evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense in settings sufficient in Owner’s judgment to absorb and prevent vibration, noise and annoyance.

Subordination:                           7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant’s Liability
Insurance Property loss,
damage, Indemnity:                  8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence or wilful misconduct of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work unless caused by or due to the negligence or wilful misconduct of Owner, its agents, servants or employees. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up, (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner’s own acts. Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. ~~Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease or the carelessness, negligence or improper conduct of Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant upon written notice from owner, will at Tenant’s expense resist or defend such action or proceeding by counsel approved by Owner in writing such approved not be unreasonably withheld.~~

Destruction, Fire,
and Other Casualty:                 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall promptly upon notice thereof, give ~~give immediate~~ notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable or materially inaccessible by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day of ~~following~~ the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty, (it being acknowledged and agreed that “totally” and “wholly” shall mean damage to 75% or more of the useable area of the demised premises) then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and henceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided (d) If the demised premises are rendered wholly unusable or wholly inaccessible (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to not rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within sixty (60) ~~ninety (90)~~ days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than thirty (30) ~~sixty (60)~~ days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above  for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner’s rights and remedies against tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty. Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible; all of Tenant’s salvageable inventory and movable equipment, furniture, and other property, Tenant’s liability for rent shall resume five (5) business days after written notice from Owner that the demised premises are substantially ready for tenant’s occupancy. (e) Nothing contained to the contrary in subdivisions (a) through 9e) hereof, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law. Owner and tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. Both Owner and Tenant shall obtain property insurance policies that ~~The foregoing release and waiver shall be in force only if both release insurance policies~~ contain a clause providing that such a release or waiver shall not invalidate the insurance If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same (f) Tenant hereby waives the provisions of this article shall govern and control in lieu thereof.

Eminent domain:                        10. If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired terms of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner’s award. All Rent and Additional rent shall be pro-rated and adjusted to the date of the vesting of title

Assignment
Mortgage Etc.:                           11. Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Which consent shall not be unreasonably withheld, conditioned or delayed. ~~Transfer of the majority of the stock of corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed as assignment~~. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may after default by Tenant, collect rent from the assignee, undertenants or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underlying, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or under letting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or under letting.

Electric Current:                      12. ~~Rates and condition in respect to sub metering or rent inclusion as the case may be to be added in RIDER attached hereto~~. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which in Owner’s opinion reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant for any loss damages or expenses which Tenant may sustain.

Access to Premises:                13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time and at other reasonable times, upon reasonable prior notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building, or which Owner may elect to perform in the demised premises after Tenant’s failure to make repairs, after reasonable notice of the need to make same or perform any work which Tenant is obligated to perform under this lease, after reasonable notice of the need to make same or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use, maintain and replace pipes, ducts, and conduits in and through the demised premises, and to erect new pipes, ducts, and conduits therein provided such pipes and conduits do not materially and adversely reduce the usable area of the demised premises and, wherever possible, that they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Owner shall use commercially reasonable efforts to minimize interference with the conduct of tenant’s business in connection with Owner’s exercise of the rights set forth herein. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last twelve (12) ~~six (6)~~ months of the term for the purpose of showing the same to prospective tenants, and may during said twelve (12) ~~six (6)~~ months period, place upon the demised premises the usual notices “To Let” and “For sale” which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of tenant hereunder be affected. ~~If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property there front, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent or incurring liability to tenant for any compensation and such act shall have no effect on this lease on Tenant’s obligation hereunder.~~

Vault, Vault
Space. Area:                               ~~14. No vaults vault space or Enclosed or covered, not of the building is leased hereunder anything contained in or in indicated on any sketch blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding Owner makes no representation on to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may ne permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or requisition to deemed constructive or actual eviction any tax fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.~~

Occupancy:                                15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work if any. In any event Owner makes no representation as to the condition of the demised premises and Tenant agrees to accept the same subject to violations whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:                               16 (a)  Anything elsewhere in this lease to the cancelled by Owner by sending of a written Notice to Tenant within a reasonable time after the happening of any one or more of the following Events (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of any of Tenant’s obligations under this lease) as the debtor, which, if involuntary is not dismissed within ninety (90) days after filing, or (2) the making by Tenant (or a guarantor of any of Tenant’s obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court shall thereafter be entitled to possession of the premises demised, but shall forthwith quit and surrender the demised premises .If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant, as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises or any part thereof be relet by Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of re-letting. Nothing here in contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reasons of such termination, an amount equal to the maximum allowed by any statute or role of law in effect at the time when and governing proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default :                                      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than covenants for the payment of rent or additional rent, or if the demised premises becomes vacant or deserted, or if this lease be rejected under §365 of Title 11 of the U.S Code (Bank bankruptcy Code); or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised shall be taken or occupied by someone other than the Tenant, or if Tenant shall be in default with respect to any other lease between Owner and Tenant, ~~or if Tenant shall have failed after five (5) days written notices to redeposit with Owner may portion of the security deposited here under which Owner law applied to the payment of any rent and additional rent due and payable hereunder or if Tenant fails to move into or take possession of the demised premises within thirty (30) days after the commencement of the rent of this lease,~~ of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a ~~fifteen (15~~) thirty (30) days notice upon Tenant specifying the nature of said default, upon the expiration of said ~~fifteen (15~~) thirty (30) days, if Tenant shall have fail to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ~~fifteen (15~~) thirty (30) day period and if Tenant shall not have diligently commenced during such default within such ~~fifteen (15~~) thirty (30) day period, and shall not thereafter with reasonable diligently and in good faith, proceed to remedy of cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease under term there under shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term there of, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as herein after provided.

(2)  If the notice provided  for in (1) hereof shall have been given and the term shall expire as aforesaid: or if Tenant shall be default in the payment of the rent reserved here in or any item of additional  rent herein mentioned and such default is not cured within five (5) business days after written notice from Owner to Tenant or any part of either, or in making any other payment herein required then and in any of such events, Owner may without additional notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waves the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner
and Waiver of
Redemption:                               18. In case of any such default, re-entry, expiration and/or disposses by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the terms of this lease, and may grant concession or free rent or change a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform and Tenant’s covenants herein contained any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and/or rights of redemption granted by or under any present or future laws.

Fees and Expenses:                   19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required  and upon expiration  of the applicable grace period , if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without additional notice, perform the obligation of Tenant thereunder. If Owner in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incur any obligations for the payment of money, including but not limited to reasonable attorneys fees, instituting, prosecuting or defending any action or proceeding and prevents in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing reasonable expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ~~ten (10)~~ thirty (30) days of rendition of any bill or statement to Tenant therefore. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations
and Management:                     20. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known, provided such change does not decrease or increase the rentable square feet of the demised premises.  There shall be no allowance to Tenant for discrimination  of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore Tenant shall have any claim against Owner by reason of Owner’s imposition of any controls of the manner access to the building by Tenant’s social or business visitors, as Owner may necessary for the security of the building and its occupants.

No Representations
by Owner:                                   21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected, the demised premises, the rents, leases, expenses of operations, or any other matter or thing affecting or related to the demise premises or the building except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provision of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as-is” on the date possession is tendered, and acknowledges that the taking of possession of the demised premises by Tenant shall be convulsive evidence that the said premises, and the building of which the same form a part, were in good and satisfactory condition at the time such possession was so taken except as to latent defeats. All understandings and agreements heretofore made between the parties here to are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter  made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against when enforcement of the change modification, discharge or abandonment is sought.

End of Term:                              22. Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Owner the demised premises, “broom-clean” in good order and condition, ordinary wear,  damage by fire or other casualty and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises except as otherwise provided herein. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease, or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quite Enjoyment:                      23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of the lease including, but not limited to, Article 34 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give
Possession:                                24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured, or if Owner has not completed any work required to be performed by Owner, or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

No waiver:                                   25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of, any convenient or condition of this lease, or of any of the Rules and Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by either party ~~Owner~~ unless such waiver be in writing signed by such party ~~Owner~~. No payment by Tenant, or receipt by Owner, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent, or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor or as a modification of the provisions of the lease. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial
 by Jury:                                      26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of demised premises and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences and proceeding or action for possession, including a summary proceeding for possession of the demised premises. Tenant will not interpose any counterclaim of whatever nature or description which are not mandatory to preserve such claim under applicable lawin any such proceeding, ~~including a counterclaim under Article 4, except for statutory mandatory conduct claims.~~

Inability to Perform:                27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenanted and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of  its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repairs, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from doing so by reason of strike or labor troubles, or any cause whatsoever beyond Owner’s sole control including, but not limited to, government preemption or restriction, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Rider to be added
if necessary

Bills and Notices:                     28. Except as otherwise in this lease provided, any notice, statement, demand or other communication  required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address herein above set forth (except that after the date specified as the commencement of the term of this lease. Tenant’s address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demand or other communications intended for it. Notices given by Owner’s managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. ~~At Owner’s option, notices and bills to Tenant may be sent by hand delivery~~.

Water Charges :                      29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Owner shall be the sole judge) Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation. Throughout the duration of Tenant’s occupancy, Tennant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Owner shall be the sole judge) Owner may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter ad and when bills are rendered, and in the event Tenant defaults in the making of such payment, Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent or levy which no or hereafter is assessed, imposed or a lien upon the law demised premises, or the reality of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the building, the demised premises, or any part thereof , is supplied with water through a meter through which water is also supplied to other premises. Tenant shall pay to Owner, as additional rent, on the first day of each month.*        %              ($XXXXXXXXX) of the total meter charges as Tenant’s portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant, or paid by Owner, for any of the reasons or purposes hereinabove set forth.

Sprinklers:                                30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommended or require the installation of the sprinkler system, or that any changes, modifications, alterations, or additional sprinkler hands or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowances for a sprinkler system in the fire insurance rate set by said Exchange or any other body making fire insurance rates, or by any fire insurance company. Tenant shall, at tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations. And supply additional sprinkler heads or other equipment is required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent ~~the sum of            $~~       *, on the first day of each month during the term of this lease, ~~as Tenant’s portion~~ of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:       31. As long as Tenant is not in default under any the covenants of this lease, beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1p.m: (b) if freight elevator service is provided, same shall be provided only on regular business days. Monday through Friday incisive, and on those days only between the hours of 9 am and 12 non and between 1 p.m and 5 p.m : (c) subject to the further provisions of the Rider to this lease, furnish heat, water and other services supplied by Owner to the demised premises when and as required by law on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1 p.m : (d) subject to the further provisions of the Rider to this lease, clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant’s expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ person or persons, or cooperation’s approved by Owner. ~~Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect, and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional ren~~t. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which in the judgment of Owner are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. ~~If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder. Owner shall perform all such work in a good and workmanlike manner and shall use commercially reasonable efforts to minimize interference with Tenant’s business at the Demised Premises.~~

*Tenant’s Proportionate Share

Security:                                     ~~32. Tenant has deposited with Owner the sum of $              as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                                     33. The Captions are inserted as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:                                34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee or any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation
Shoring:                                     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:           36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease. ~~in such manner as Owner may elect.~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                                           37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                 38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required reasonably ~~of Tenant~~.

Directory Board
Listing:                                      39. If, at the request of , and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:        40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERE TO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

REP 80 ARKAY DRIVE, LLC
By: Rechler Management, LLC,
~~its manager~~
Witness for Owner:
	By:	/s/

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE APART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36

1.  The sidewalks, entrances, driveways passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tyres and side guards. ~~If said premises are situated on the ground floor of the building, Tenant shall further, at Tenants expense keep the side walk and curb in front of said premises clean and free from                dirt and rubbish.~~ Notwithstanding the foregoing Tenant shall be permitted to utilize pallet jacks within the Demised Premises for the transportation of the paper and other supplies within the Demised Premises.

2.  The water and wash closest and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substance shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant whether or not caused by Tenant, its clerks, agents, employees or visitors.

3.  No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown substances from the demised premises, any dirt or other substance into any of the corridors of halls, elevators or out of the doors or windows or stairways of the building. ~~and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to owner or other occupants of the building by reason of noise,  odors and or vibrations or interfere in any way with other Tenants or those having business therein,~~ nor shall any bicycles, vehicles, animals (other than “service animals”), fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4.  No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. ~~No sign, advertisement, notice or other lettering shall be exhibited, inscribed painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises without the prior written consent of Owner. Except that the name of Tenant may appear on the entrance door of the demised premises in the event of the violation of the foregoing by Tenant. Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant. Interior signs on door and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to owner.~~

6.  Tenant shall not mark, paint, drill into, or anyway deface any part of the demised premises or the building of which they form a part. No boring, cutting on stringing of wires shall be permitted, except as otherwise permitted by this lease ~~with the prior written consent of Owner~~, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of demised premises and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to owner all keys of stores, offices and toilet rooms either furnished to, or otherwise procured by Tenant and in the event of the loss of any keys, so furnished, Tenant shall pay to owner the cost of thereof. Notwithstanding the foregoing, Tenant shall be permitted to utilize the locks and keys currently existing at the Demised Premises so long as Landlord is provided with copies of all keys and/or codes related thereto.

8.  Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours, and in a manner approved by Owner. Owner reserves the right to inspect all freight to be reasonably brought in to the building, and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part. Notwithstanding the foregoing. Tenant shall be permitted to use the passenger elevators at the Building for the transfer of material and equipment for the lower level of the Building to the Demised Premises, so long as such use does not occur between 8:00 a.m. and 10:00 a.m. or 4:00 p.m. to 6:00 p.m. on weekdays.

9.  Tenant shall not obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except ~~from persons authorized by Owner and~~ at hours and under regulations fixed by Owner Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10.  ~~Owner reserves the right to exclude from the building  of persons who do not present a pass to the building signed by Owner Owner will furnish passes to persons for  whom any Tenant requests same in writing. Tenant shall be responsible for whom it requests such pass, and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except  on business days from 8:00a.m to 6:00a.m. and on Saturdays from 8:00a.m. to 1:00p.m. Tenant shall not have the claim against Owner by reason of Owner excluding from the building any person who does not present such pass.~~

11.  Owner shall have the right to prohibit any advertising by Tenant which in Owner’s opinion, lends to impair the reputation of the building or its desirability reasonable  as a loft building, and upon written notice from Owner. Tenant shall refrain from or discontinue such advertising.

12.  Except as otherwise set forth in this lease, Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive or hazardous fluid, material, chemical, or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13.  Tenant shall not use the demised premises in manner which materially disturbs or interferes with other tenants in the beneficial use of their premises.

14. Refuse and Trash (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future loss, orders and regulations, of all state, federal, municipal and local government, departments, commissions and boards regarding the collection, sorting, separation and recycling  of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove or cause to be removed by a contractor acceptable to Owner at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance, Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consist such items as Owner may expressly designate for Tenant’s removal, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this Building Rule 14, and at Tenant’s sole cost and expense shall indemnity defend and hold Owner harmless (including) reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non compliance utilizing counsel reasonably satisfactory to Owner

Security:                                    ~~32. Tenant has deposited with Owner the sum of $           as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                                     33. The Captions are inserted as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:                                34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and constructed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee or any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation
Shoring:                                     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized the be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:           36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease ~~in such manner as Owner may elect.~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                                          37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                 38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required reasonably ~~of Tenant~~.

Directory Board Listing:        39. If, at the request of, and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:        40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment ( or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERE TO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:
	By:	/s/

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT
STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

RIDER TO LEASE dated March 13, 2012 between REP 80 Arkay Drive, LLC, as Owner, and Standard Microsystems Corporation, as Tenant

41.	Definitions.

(a)       For purposes of this lease, the term "Building" shall mean the building located at 80 Arkay Drive, Hauppauge, New York of which the Demised Premises form a part, and the term "Real Property" shall mean the Building, any constituent units comprising the Building, and the land and improvements appurtenant to and used in connection with the Building. The parties hereby stipulate and agree that the Demised Premises as depicted in the annexed Exhibit "A' (herein referred to as the "Demised Premises" or the "demised premises") contain 10,217 rentable square feet of space in the Building containing 202,894 rentable square feet which constitutes 5.04 percent of the area of the Building ("Tenant's Proportionate Share").  For the purposes of this rider, all references to the term "Landlord" shall mean and refer to Owner.

(b)       On even date herewith, pursuant to an assignment and assumption of lease between Tenant, as assignor, and Landlord, as assignee, Landlord became the lessee under that certain Lease Agreement (the "IDA Lease") with Suffolk County Industrial Development Agency (the "Agency"), as lessor, for the Real Property. In light of the foregoing, although this lease is a sublease between Landlord, as sublandlord, and Tenant, as subtenant, this lease shall be referred to herein as a lease, not a sublease, Landlord shall be referred to as "Landlord" and not a sublandlord, and Tenant shall be referred to as "Tenant" and not a subtenant.

42.	Term.

(a)       The term ("Term", "term" or "Demised Term") of this lease, Tenant's right to occupy the Demised Premises and Tenant's obligation to pay Rent (as defined in Paragraph 43 hereof) and all items of additional rent shall commence on March 13,2012  (the "Commencement Date"). The Term of this lease shall expire on the day preceding the day which is fifteen (15) years after (x) the Commencement Date (but only if the Commencement Date occurred on the first day of a calendar month) or (y) the first day of the first full calendar month following the Commencement Date (if the Commencement Date did not occur on the first day of a calendar month) (the "Expiration Date").

(b)       A "Lease Year" shall be comprised of a period of twelve (12) consecutive months. The first Lease Year shall commence on the Commencement Date but, notwithstanding the first sentence of this paragraph, if the Commencement Date is not the first day of a month, then the first Lease Year shall include the additional period from the Commencement Date to the end of the then current month.  Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year. For example, if the Commencement Date is June 1, 2011, the first Lease Year would begin on June 1, 2011, and end on May 31,2012, and each succeeding Lease Year would end on May 31st. If, however, the Commencement Date is June 2, 2011 the first Lease Year would end on June 30, 2012, the second Lease Year would commence on July 1, 2012, and each succeeding Lease Year would end on June 30th.

43.	Rent.

(a)       During the term of this lease, Tenant shall pay minimum annual rent ("Base Rent") as follows:

During the first Lease Year, the Base Rent shall be $148,146.50, payable in equal monthly installments of $12,345.54.

During the second Lease Year, the Base Rent shall be $152,590.90, payable in equal monthly installments of $12,715.91.

During the third Lease Year, the Base Rent shall be $157,168.63, payable in equal monthly installments of $13,097.39.

During the fourth Lease Year, the Base Rent shall be $161,883.69, payable in equal monthly installments of $13,490.31.

1

During the fifth Lease Year, the Base Rent shall be $166,740.20, payable in equal monthly installments of $13,895.02.

During the sixth Lease Year, the Base Rent shall be $171,742.41, payable in equal monthly installments of $14,311.87.

During the seventh Lease Year, the Base Rent shall be $176,894.68, payable in equal monthly installments of $14,741.22.

During the eighth Lease Year, the Base Rent shall be $182,201.52, payable in equal monthly installments of $15,183.46.

During the ninth Lease Year, the Base Rent shall be $187,667.57, payable in equal monthly installments of $15,638.96.

During the tenth Lease Year, the Base Rent shall be $193,297.60, payable in equal monthly installments of $16,108.13.

During the eleventh Lease Year, the Base Rent shall be $199,096.53, payable in equal monthly installments of $16,591.38.

During the twelfth Lease Year, the Base Rent shall be $205,069.43, payable in equal monthly installments of $17,089.12.

During the thirteenth Lease Year, the Base Rent shall be $211,221.51, payable in equal monthly installments of $17,601.79.

During the fourteenth Lease Year, the Base Rent shall be $217,558.16, payable in equal monthly installments of $18,129.85.

During the fifteenth Lease Year, the Base Rent shall be $224,084.90, payable in equal monthly installments of $18,673.74.

(b)       Additionally, should the Commencement Date be a date other than the first day of a calendar month, Tenant shall pay a pro rata portion of the Base Rent on a per diem basis, based upon the second full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month. The Base Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Base Rent schedule set forth above.

(c)       The minimum annual rent hereinabove provided for shall be in addition to all other payments to be made by Tenant as herein provided except as set forth to the contrary in this lease.

(d)       Any sums of money required to be paid by Tenant to Landlord in addition to the Base Rent reserved under this Paragraph 43, shall be deemed additional rent (which together with the Base Rent shall be sometimes herein referred to as "Rent"), shall be paid without deduction or offset, and in the event Tenant fails to pay such additional rent, Landlord shall be entitled to the same remedies under this lease or by law, as are available to Landlord for the nonpayment of Base Rent, including, without limitation, summary dispossess proceedings.

(e)       Tenant is hereby authorized and directed to make all payments of Rent and additional rent and other amounts payable by Tenant as follows:(i) if payment is made by wire transfer, wired to M&T Bank, Buffalo, New York, ABA# 022000046, Account#11000911296 Account Name: REP 80 Arkay Drive LLC, or (ii) if payment is made by check, mailed by regular US mail, to c/o Rechler Equity Partners, 85 South Service Road, Plainview, New York 11803.

(f)        The parties are entering into this Lease as part of a sale-leaseback transaction, whereby Tenant is assigning its leasehold interest in the Real Property to Landlord and is leasing back the Demised Premises from Landlord.  Tenant is providing Landlord with purchase money financing in connection with such transaction, which financing will be secured by a mortgage against the Real Property (the "Purchase Money Mortgage").  In the event Landlord defaults, beyond any applicable notice and grace periods provided therein for the cure thereof, in the payment of any principal and/or interest payable pursuant to the Purchase Money Mortgage, then Tenant shall be permitted to offset such unpaid amounts against the next due installment(s) of Rent payable hereunder.

2

44.       Utilities.  As long as Tenant is not in default under this lease, Landlord, during the hours of 8:00 A.M. to 6:00 P.M. on weekdays and on Saturdays from 8:00 A.M. to 1:00 P.M. ("Working Hours"), excluding legal holidays, shall furnish the Demised Premises with heat and air-conditioning in the respective seasons (in accordance with the specifications set forth in Schedule "B" annexed hereto), and provide the Demised Premises with electricity for lighting and usual office equipment, as set forth in Schedule "B".  Throughout the Term, Tenant shall pay to Landlord, as additional rent, the sum of $2,852.25 per month for NORMAL SERVICE (as defined in Schedule "B" annexed hereto and subject to escalation in accordance with the terms thereof); such amount to be paid in advance on the first day of each month, except that Tenant shall pay the first monthly installment thereof upon execution of this lease. At any hours other than the aforementioned, such services will be provided at Tenant's  expense in accordance with Schedule "B". If any portion of Tenant's electrical consumption is measured by an electrical submeter(s), whether in connection with a supplemental cooling system or otherwise, then Tenant shall also pay to Landlord, as additional rent within thirty (30) days following demand, Landlord's reasonable charges for such electrical consumption.  Further, Landlord hereby agrees that Tenant may submeter the electrical service for the panel that provides power for Tenant's compressors, dryers, filters and auxiliary equipment. In such case, the AHU equipment in such panel shall be relocated by Tenant to another panel so that the panel to be submetered will be segregated from all other equipment and/or loads in the Building. All work relating to the foregoing shall be performed by Tenant, at Tenant's sole cost and expense, and otherwise in strict accordance with all other provisions of this Lease including, without limitation, the provisions of Paragraph 45 hereof. Tenant shall also pay to Landlord, as additional rent within thirty (30) days following demand, Landlord's charges (at cost) for electrical consumption as measured by such submeter.

45.	Alterations.

(a)       Tenant shall make no changes in or to the Demised Premises which are of a structural nature or which affect the exterior of the Building without Landlord's prior written consent, which consent may be granted or withheld in its sole discretion. Notwithstanding anything contained herein to the contrary, Landlord shall not unreasonably withhold or delay its consent to any proposed non structural and interior Alteration, provided that Landlord shall have the right to require Tenant to employ Landlord or its construction affiliate to perform any Material Alteration (as hereinafter defined) so long as the cost is competitive with qualified, third party contractors. The term "Material Alteration", as used herein, means any Alteration which may, in the opinion of Landlord (i) be structural in nature; (ii) affect the exterior or any structural portions or components of the Building; (iii) be visible from outside of the Demised Premises; (iv) affect the usage or proper functioning of any of the Building systems (including, without limitation, the heating, ventilation, air conditioning, plumbing, electrical, sprinkler or security systems serving the Building); (v) jeopardize health safety or life safety; (vi) require a change to the certificate of occupancy for the Building; (vii) require the issuance of a building permit or other authorization by any governmental or quasi-governmental entity exercising jurisdiction over the Building; (viii) require the consent of any mortgagee or ground lessor of the Building and/or the Real Property; (ix) cause any previously non-mandatory legal requirement to become a mandatory legal requirement with regard to the Building (including, without limitation, any such legal requirement set forth in the Americans with Disabilities Act); or (x) have a cost of completion in excess of $25,000.00.  Supplementing Paragraph 3 of the printed form portion of this lease, any amount billed by Landlord's construction affiliate in connection with any work performed on behalf of Tenant shall be deemed to be additional rent for purposes of this lease.  Further supplementing Paragraph 3 of the printed form portion of this lease, with respect to any and all alterations, installations, additions and improvements (each, an "Alteration") permitted by Landlord to be performed by or on behalf of Tenant in the Demised Premises, Tenant will deliver to Landlord certificates evidencing Worker's Compensation Insurance and Contractor's  General Liability Insurance in the amount reasonably satisfactory to Landlord (but in no event less than the amounts set forth in paragraph 59 herein) prior to the commencement of such work.  Any and all Alterations and any and all structures or fixtures, except those fixtures described on Exhibit "B" annexed hereto and made a part hereof and/or movable trade fixtures not attached to the realty, installed by or on behalf of Tenant shall be deemed attached to the freehold and automatically become the property of Landlord upon installation, unless Landlord shall elect, in writing, otherwise (such written notice to be delivered to Tenant with Landlord's consent of the Alteration(s), if consent is required, or within fifteen (15) days after Tenant's written notice to Landlord of the Alteration(s), if no consent is required).  If Landlord elects to have Tenant remove same at the expiration of the term of this lease, Tenant shall, prior to the expiration or sooner termination of the term of this lease, perform such removal and repair, at its own cost and expense, any damage to the Demised Premises caused by said removal. Notwithstanding the foregoing removal requirements, Landlord may, at its option, in lieu of requiring Tenant to perform such removal and restoration, invoice Tenant for the good faith estimated cost for performing such work and Tenant shall pay such invoice, as additional rent, within thirty (30) days of such invoice.  All Alterations (other than Tenant's Demising Work [as hereinafter defined] and those performed by Landlord or its construction affiliate) made to the Demised Premises shall be subject to Landlord's construction inspection fee of 10% of the cost thereof  which  shall  be  payable,  as  additional  rent,  to  Landlord's   construction  affiliate. Notwithstanding the foregoing, the aforementioned construction inspection fee shall be reduced to 5% with respect to any installations, changes, modifications or alterations made by Tenant to the sprinkler systems and/or sprinkler equipment serving the Demised Premises (as more particularly set forth in Paragraph 30 of the printed form portion of this lease).  In receiving such fee, neither Landlord nor Landlord's construction affiliate assumes any responsibility for the quality or manner in which such work is performed.  Subject to all of the terms and conditions of this Paragraph and Paragraph 3 of the printed form portion of this lease, Tenant shall construct any demising walls required in connection with Tenant's initial occupancy of the Demised Premises ("Tenant's Demising Work").   Tenant's  Demising Work shall be performed within thirty (30) days of the Commencement Date. In the event Tenant has not completed Tenant's Demising Work within the aforementioned timeframe, Landlord shall have the right (but not the obligation) to perform Tenant's Demising Work at Tenant's sole cost and expense.  With respect to any mechanic's lien for which Tenant is responsible for removing or bonding hereunder, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection therewith (including, without limitation, reasonable attorneys fees and disbursements of Landlord and any sums payable to Landlord's lender in connection therewith).

3

(b)       Tenant shall not be permitted to make, or to engage a contractor or artist to make, any Alterations, decorations, installations, additions or other improvements ("Visual Alteration") which may be considered a work of visual art of any kind, and/or which might fall within the protections of the Visual Artists Rights Act of 1990 ("VARA") unless: (i) Tenant obtains, from each artist and/or contractor who will be involved in said Visual Alteration, valid written waivers of such artist's and/or contractor's rights under VARA in form and content reasonably acceptable to Landlord; and (ii) Landlord consents to such Visual Alteration in writing (which consent shall not be unreasonably withheld or delayed).  In the event that a claim is brought under VARA with respect to any Visual Alteration performed in or about the Building by or at the request of Tenant or Tenant's agents or employees, Tenant shall indemnifY and hold harmless Landlord against and from any and all such claims. If any action or proceeding shall be brought against Landlord by reason of such claim under VARA, Tenant agrees that Tenant, at its expense, will resist and defend such action or proceeding and will employ counsel reasonably satisfactory to Landlord therefor. Tenant shall also pay any and all damages sustained by Landlord as a result of such claim, including, without limitation, reasonable attorney's fees and the actual, out-of-pocket cost to Landlord of complying with VARA protections (which shall include damages sustained as a result of Landlord's inability to remove Visual Alterations from the Demised Premises).  The provisions of this  Paragraph 45(b) shall survive the expiration or sooner termination of this lease.

46.	INTENTIONALLY OMITTED

47.	INTENTIONALLY OMITTED

48.       Cleaning/Repairs.  Landlord, at its expense (except as set forth otherwise on Schedule "A") shall perform the cleaning services listed on Schedule "A" annexed hereto in accordance with the provisions thereof.   Landlord agrees that, for the first Lease Year, Landlord shall either (y) use Tenant's  current vendors for services at the Real Property, or (z) in the event Tenant's  current vendors are not performing the required services to Landlord's reasonable satisfaction, utilize vendors with pricing structures and service levels reasonably comparable to the pricing structures of Tenant's current vendors.  From and after the second Lease Year, Landlord agrees to use vendors whose rates and service levels are reasonably competitive with those of other vendors offering similar services for comparable buildings. Notwithstanding anything contained to the contrary in this lease, in the event that, at any time, a supplemental air conditioning unit or units service the Demised Premises, Tenant shall, at its own cost and expense, maintain, repair and replace, as necessary, such supplemental air conditioning unit or units (and all of the components thereof). Accordingly, Tenant shall at all times obtain and keep in full force and effect for the benefit of Landlord and Tenant with a responsible company doing business in Suffolk County a service, repair and maintenance contract with respect to the supplemental heating, ventilating and air conditioning systems servicing the Demised Premises. A copy of such contract and renewals thereof shall, upon issuance and thereafter not later than ten (10) days prior to expiration, be furnished to Landlord together with evidence of payment therefor.  If any portion of Tenant's electrical consumption is measured by an electrical submeter(s), whether in connection with a supplemental cooling system or otherwise, then Tenant shall also pay to Landlord, as additional rent within ten (I0) days following demand, Landlord's reasonable charges for such electrical consumption.

4

(b)       Notwithstanding anything to the contrary contained in this lease, if there exists the need for a repair in the Demised Premises for which Landlord is responsible hereunder (other than an Emergency Repair [as hereinafter defined] or an Immediate Repair [as hereinafter defined]), and Landlord has failed to either (i) commence and diligently pursue the completion of such repair, or (ii) deliver written notice to Tenant disputing the necessity of, or Landlord's responsibility for, the subject repair (either such action being herein referred to as a "Landlord Repair Response"), within thirty (30) days following written notice thereof by Tenant, then Tenant may deliver a five (5) business day notice of Tenant's intention to arrange for the performance of the subject repair for the account of Landlord. If there has still not occurred a Landlord Repair Response by the expiration of the aforementioned five (5) business day period, then Tenant may arrange for the performance of the subject repair and Landlord shall promptly reimburse Tenant for the reasonable, out-of-pocket expenses incurred by Tenant in connection therewith. However, Tenant acknowledges and agrees that (y) the exercise by Tenant of the foregoing self-help right shall be limited to the boundaries of the Demised Premises only or, subject to the further restrictions set forth in subsection (z) below, those portions of the Building which Tenant is entitled to use pursuant to this lease or which materially adversely affects Tenant's access to and use of the Demised Premises, and (z) if any aspect(s) of the repair or restoration work would affect, touch or concern the Building systems or the common areas and/or exterior portions of the Building, then Tenant shall only engage a subcontractor(s) approved by Landlord for the performance of the subject work. For purposes of this Paragraph 48(b) only, the term "Emergency Repair" shall mean and refer to any repair which, if not promptly performed, will likely result in imminent material harm to persons and/or personal property. In the event an Emergency Repair is necessary, Tenant shall be permitted to immediately perform the Emergency Repair, as set forth herein, without notice to Landlord. For purposes of this Paragraph 48(b) only, the term "Immediate Repair" shall mean and refer to any repair which, if not promptly performed, will materially and adversely affect Tenant's normal use and occupancy of the Demised Premises.  In the event an Immediate Repair is necessary, Tenant shall be permitted to perform the Immediate Repair, as set forth herein, in the event Landlord has failed to commence such Immediate Repair within three (3) business days of written  notice from Tenant of the need for such Immediate Repair.

49.	Taxes.

(a)       As used in and for the purposes of this Paragraph 49, the following definitions shall apply:

(i)         "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (w) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (x) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (y) a license fee measured by the rent payable by Tenant to Landlord, or (z) any other tax, levy, imposition, charge or license fee however described or imposed; then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes. Except as otherwise set forth in the preceding sentence, the term "Taxes" shall not include federal, state or local income taxes; occupancy or rental taxes; taxes on gross receipts or profits; franchise, gift, transfer, excise, capital stock, estate or inheritance taxes; penalties and/or interest for late payments.

5

(ii)        "Base Year Taxes" shall mean the Taxes actually due and payable with respect to the 2010/2011 fiscal tax year, as finally determined. Notwithstanding the foregoing, "Base Year Taxes" shall be reset upon the expiration of the current Agency tax abatement currently affecting the Real Property and/or as of the commencement of any new tax abatement period provided by the Agency with respect to the Real Property should further or additional tax abatements be granted by the Agency.

(iii)       "Escalation Year" shall mean any fiscal tax year following the 2010/2011 fiscal tax year which shall include any part of the Term.

(b)       Tenant shall pay Landlord increases in Taxes levied against the Real Property as follows:  If the Taxes actually due and payable with respect to the Real Property in any Escalation Year, as finally determined, shall be increased above the Base Year Taxes, then the Tenant shall pay to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Proportionate Share of said increase ("Tenant's Tax Payment" or "Tax Payment").

(c)       Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement").   Each Tax Payment with respect to Taxes levied for a calendar or fiscal year, as applicable, which begins prior to the Commencement Date or ends after the expiration or earlier termination of this lease, and any tax refund pursuant to Paragraph 49(e), shall be prorated to correspond to that portion of such calendar year or fiscal year, as applicable, occurring within the Term. Within thirty (30) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment. At Landlord's option, on the first day of each month following the rendition of each Landlord's  Statement, Tenant shall pay to Landlord, on account of Tenant's  next Tax Payment, a sum equal to one-twelfth (1/12th)  of Tenant's last Tax Payment due hereunder, which sum shall be subject to reasonable adjustment (no more than once per calendar year) for subsequent increases in Taxes.

(d)       If during the Term, Taxes are required to be paid by Landlord as a tax escrow payment to a mortgagee, then, at Landlord's option, the installments of Tenant's Tax Payment shall be correspondingly accelerated so that Tenant's Tax Payment or any installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

(e)       Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or other governmental authority for the purpose of changing the Taxes (a "Tax Contest"). If, as a result of a Tax Contest, Landlord receives a refund of Taxes attributable to any tax year or tax years occurring during the Term, then, provided Tenant had made full payment of Tenant's Tax Payment for all affected Lease Years, Landlord shall recalculate each affected Tenant's Tax Payment based upon the finally determined Taxes for each affected tax year and deliver a revised Landlord's  Statement to Tenant.  If the Tenant's  Tax Payment on the revised Landlord's  Statement exceeds the amount paid by Tenant for the original Tenant's  Tax Payment, then Tenant shall pay to Landlord such excess, as additional rent, within fifteen (15) days of the delivery of the revised Landlord's Statement.  In the event that the amount paid by Tenant for the original Tenant's Tax Payment exceeds the amount of the revised Tenant's Tax Payment, then Landlord, at its option, shall either refund such excess to Tenant, or credit such excess to Tenant towards the next due installment(s) of Taxes.  Landlord shall have the right to either, in Landlord's sole discretion, (i) include in the calculation of Taxes (for a subsequent tax year), the actual, out-of-pocket costs and expenses incurred by Landlord in instituting and prosecuting a Tax Contest hereunder, or (ii)  deduct from any refund that may become due to Tenant as a result of the Tax Contest, Tenant's Proportionate Share of the actual, out-of-pocket costs and expenses incurred by Landlord in instituting and prosecuting a Tax Contest hereunder.

6

(f)        Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's  right to render a Landlord's  Statement with respect to any Escalation Year, provided, however, that, notwithstanding the foregoing, Landlord's failure to render a Landlord's Statement within three (3) years after the end of the applicable Escalation Year shall be deemed a waiver of Landlord's  right to collect any such payment from Tenant for the period in question.  The obligations of Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term  for a period of three (3) years following the later of the scheduled date of expiration of the Term or the date on which Tenant has fully surrendered and vacated the Demised Premises in the condition required under this lease.

(g)       Notwithstanding anything contained to the contrary in this Paragraph 49, if any increase in Taxes shall be due to improvements made or performed by or on behalf of Tenant, such increases shall be paid in full by Tenant each year without apportionment.

50.       Landlord's  Financing.  At the request of Landlord, Tenant agrees to furnish Landlord with a current financial statement prepared by a certified public accountant or any other instrument which may be needed by Landlord for purposes of financing or selling the Real Property.  Notwithstanding the foregoing, in the event the capital stock of Tenant is then traded on a National Exchange (as defined under Federal securities law) and Tenant's most recent 10-K (and, if more recent 1 0-Q) is readily available to the public for review (i.e., via the internet), Landlord shall obtain same from such sources.  If, in connection with obtaining financing for the Real Property, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will enter into an agreement reflecting such modifications provided that such modifications do not increase the obligations of Tenant hereunder, diminish the rights of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

51.	Use.

(a)       Tenant covenants that the Demised Premises will not be used so as to adversely interfere with other tenants in the Building. Tenant also covenants that no noise or noxious fumes or odors will be created by Tenant so as to adversely interfere with the quiet enjoyment of the other tenants of their respective demised portions of the Building. Landlord shall be the sole judge on the question of noise, noxious fumes and odors, which judgment shall be exercised reasonably by Landlord. Notwithstanding the foregoing, Landlord acknowledges that the normal and customary operation of a semi-conductor business as currently conducted shall not be deemed to adversely interfere with other tenants in the Building or create noise, noxious fumes or odors which adversely interfere with other tenants' quiet enjoyment of their respective demised portions of the Building.

(b)       Tenant shall provide and maintain, at its expense, the hand-held fire extinguishers that are required to be maintained in Demised Premises by the governmental agency having jurisdiction over this matter.

(c)       Tenant shall not obstruct or encumber, or cause to be obstructed or encumbered, the sidewalks, area ways or other public portions of the Real Property, without limitation, the parking area, driveways and access areas adjacent to the Demised Premises and used in conjunction therewith; nor shall Tenant use same nor permit same to be used for any purpose other than ingress and egress to and from the Demised Premises.  However, Tenant may use, on an exclusive basis together with Landlord, the loading area appurtenant to the Demised Premises for loading and unloading.  In exercising Landlord's right to use the aforementioned loading area, Landlord shall provide Tenant with prior notice of such entry (except in the event of an emergency), and shall use commercially reasonable efforts to (i) minimize interference with the conduct of Tenant's business at the Demised Premises, and (ii) avoid damaging any of Tenant's property located therein.  Tenant shall not store any materials, goods or other items outside the building or the Demised Premises including, without limitation, inventory, furniture or equipment, except that Tenant shall have the right to store equipment and materials within the outdoor storage area currently being utilized by Tenant at the Real Property, subject to compliance with all applicable laws, codes, ordinances, rules and regulations applicable with respect to such storage.  Notwithstanding anything to the contrary contained in this lease, Landlord agrees that Tenant's employees shall have the right to store bicycles for their personal use either within the Demised Premises or in a bicycle storage area outside of the Building in a location designated by Landlord.

7

(d)       Tenant shall, at its own cost and expense, procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and that all governmental requirements relating to the use or uses of the Demised Premises by the Tenant shall be complied with by the Tenant at its own cost and expense.

(e)       Tenant agrees that the value of the Demised Premises and the reputation of the Landlord will be seriously injured if the Demised Premises are used for any obscene or pornographic purposes or if any obscene or pornographic material is permitted in the Demised Premises. Tenant further agrees that Tenant will not knowingly or intentionally permit any of these uses by Tenant or a sublessee or assignee of the Demised Premises. This Paragraph shall directly bind any successors in interest to Tenant. Pornographic material is defined for purposes of this Paragraph as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.  Obscene material is defined here as it is in Penal Law Section 235.00.

(f)        Landlord covenants that Tenant shall have access to and use of the Demised Premises twenty-four (24) hours per day, seven (7) days per week.  Notwithstanding anything to the contrary contained herein, Landlord shall permit Tenant to (i) install on the roof of the Building in a location mutually acceptable to Landlord and Tenant (it being acknowledged and agreed that, in any event, such location must be directly over the Demised Premises) (the "Approved Roof Area"), equipment to be used in connection with Tenant's business operations at the Demised Premises (the "Equipment"); (ii) use riser and unobstructed, secure shaft space from points of entry in the Building to the Demised Premises, as reasonably designated by Landlord; (iii) use unobstructed, secure shaft space from points of entry in the Building to gain access to the Building switch gear and Tenant's uninterrupted power supply; and (iv) access the Approved Roof Area at all times as reasonably necessary for purposes of installing and maintaining the Equipment.    Except in the event of an emergency, with respect to the exercise by Tenant of the rights set forth in this Paragraph 51(f) and/or the rights set forth in Paragraph 45(a) above, Tenant agrees to provide Landlord with prior written notice of any intended access to the Approved Roof Area and Landlord shall have a reasonable opportunity to arrange for a representative of Landlord to accompany Tenant during any access to the Approved Roof Area. Tenant, at its sole cost and expense, shall be solely responsible for the installation, existence, maintenance, repair, replacement and removal of the Equipment, unless such maintenance, repair or replacement is necessitated by the negligence or willful misconduct of Landlord. Tenant agrees to keep and maintain the Approved Roof Area affected by the Equipment watertight and free of leaks, and to the extent Tenant has knowledge (which knowledge may result from written notice received from Landlord), or is reasonably expected to know, that the Approved Roof Area is in need of repair, same shall be undertaken at Tenant's sole cost and expense.  In no event shall any such installation(s) by Tenant void or in any way diminish any warranty on the roof in favor of Landlord. At Landlord's election, Tenant shall be required to remove the Equipment at the expiration or sooner termination of this lease and to restore the Approved Roof Area to the condition in which it existed prior to any such access or installation by Tenant. The parties acknowledge and agree that the Approved Roof Area and the Equipment is and is intended to be the same "Approved Roof Area" and "Equipment" described in the 11,933 SF Lease.

(g)       Landlord acknowledges and agrees that, during the Term, Landlord shall not seek to change or modifY the zoning classification of the Building and/or the certificate of occupancy for the Building in a manner which will materially and adversely affect Tenant's current use of the Demised Premises (as set forth in Paragraph 2 of this lease).

(h)       Tenant, at its sole cost and expense (but without any additional Rent being payable to Landlord with respect thereto), shall have the right to install a security booth (the "Security Booth") on the first floor of the Building provided (1) the Security Booth shall be in a location to be indicated on Exhibit A-1 attached hereto, (2) the type and location of furniture to be used in the Security Booth shall be subject to Landlord's sole discretion, and (3) any such installation and maintenance ofthe Security Booth shall be subject to compliance with all applicable laws, ordinances, codes, rules and regulations and otherwise in compliance with the terms and conditions of this Lease, including, without limitation, Article 45 hereof. Landlord shall provide Tenant with specifications for seating of guests in the area adjacent to the Security Booth.  The parties acknowledge and agree that the Security Booth is and is intended to be the same "Security Booth" as described in the Tenant Leases (as hereinafter defined) and in no event shall Tenant be entitled, under the Tenant Leases, to more than the one (1) Security Booth described herein.

8

52.       End of Term.   In the event of any holding over by Tenant after the expiration or termination of this lease without the consent of Landlord,  Tenant shall: (i)  pay as use and occupancy for each month of the holdover an amount equal to the greater of (a) the fair market rental value of the Demised Premises for such month (as reasonably determined by Landlord) or (b) one hundred fifty (150%) percent of the Rent payable by Tenant for the month prior to the Expiration Date of the term of this lease, and otherwise observe, fulfill and perform all of its obligations under this lease, including, but not limited to, those pertaining to payment of one hundred percent (100%) of the additional rent due hereunder, in accordance with its terms; (ii)  if such holdover lasts longer than sixty (60) days, be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Demised Premises by reason of the holdover by Tenant; and (iii) if such holdover lasts longer than sixty (60) days, be liable to Landlord for any damages suffered by Landlord (including any reasonable attorneys fees and disbursements) as the result of Tenant's failure to surrender the Demised Premises. Notwithstanding anything contained in this Paragraph to the contrary, the acceptance of any Rent or use and occupancy paid by Tenant pursuant to this Paragraph 52, shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof.   The provisions of this Paragraph 52 shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State ofNew York and any successor law of like import.  No holding over by Tenant after the Term shall operate to extend the Term.  The holdover, with respect to all or any part of the Demised Premises, of a person deriving an interest in the Demised Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

53.      Landlord's  Work. Tenant hereby accepts the Demised Premises in its current "as  is" condition and hereby agrees that Landlord shall have no obligation to perform any work or incur any expense in connection with Tenant's  use and occupancy of the Demised Premises. If and to the extent necessary to accommodate the performance of any construction or alteration of the Building, Tenant shall have the responsibility for, and bear the expense of, moving Tenant's  personnel and personal property in and about the Demised Premises (including, without limitation, any necessary disconnection, relocation andre-connection of data and telecommunications wiring and equipment). Tenant stipulates, acknowledges and agrees that Tenant intends to takes occupancy of the Demised Premises on or about the Commencement  Date; that some construction  and alterations may be performed during a period while Tenant remains in use and occupancy of the Demised Premises, during regular business hours; that Landlord shall not be liable for any inconvenience to Tenant or for interference with Tenant's business or use of the Demised Premises or any portion thereof during the performance of such construction and alterations; and that the timing of performance and completion of such construction  and alterations  shall have no impact upon the timing of the Commencement Date or the obligation of Tenant to pay Rent and additional rent under this lease.

54.	Assignment/Subletting.

(a)        Subject to the provisions of Paragraph 54(h), below, Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.   Tenant may assign this lease or sublet the Demised Premises with Landlord's written consent provided:

(i)         That such assignment or sublease is for a use which is in compliance with the terms of this lease, the then existing zoning regulations and the Certificate of Occupancy;

(ii)        That at the time of such assignment or subletting, there is no default under the terms of this lease on Tenant's part which has not been cured prior to the expiration of all applicable grace periods;

9

(iii)       That in the event of an assignment, the assignee assumes in writing the performance of all of the terms and obligations to be performed by Tenant under this lease from and after the date of such assignment;

(iv)      That a duplicate original of said assignment or sublease be delivered to Landlord at the address herein set forth within twenty (20) days from the said assignment or sublease and within one hundred twenty (120) days of the date that Tenant first provides Landlord with the information required under Paragraph 54(f) below;

(v)       That, in the event Tenant shall request Landlord's  consent to a proposed assignment of this lease or proposed sublease of all or a portion of the Demised Premises, Tenant shall pay or reimburse to Landlord the reasonable attorney fees and disbursements incurred by Landlord in processing such request, which fees and disbursements shall not exceed $1,500.00 in any one instance;

(vi)       Such assignment or subletting shall not, however, release Tenant from its liability for the full and faithful performance of all of the terms and conditions of this lease;

(vii)      If this lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Rent and additional rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and additional rent herein reserved;

(b)       Notwithstanding  anything  contained  in  this  Paragraph  54  to  the  contrary,  no assignment or subletting shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed sublease), and Landlord, within thirty (30) days after the receipt thereof, has not accepted in writing the offer by Tenant to cancel and terminate this lease and to vacate and surrender the Demised Premises.

(c)       Unless otherwise consented to by Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), in writing, in no event shall Tenant have the right to sublease more than fifty (50%) percent of the aggregate of the space.!eased to Tenant under the Tenant Leases (as defined herein). The restriction contained in this Paragraph 54(c) shall not apply to transactions set forth in Paragraph 54(h), below.

(d)       Tenant shall not mortgage, pledge, hypothecate or otherwise encumber its interest under this lease without Landlord's prior written consent.

(e)       Without affecting any of its other obligations  under this lease, Tenant will pay Landlord as additional rent fifty (50%) percent of any sums or other economic consideration, which (i) are actually received by Tenant as a result of a subletting whether or not referred to as rentals under the sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection with the subletting in question); and (ii) exceed in total the sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such sublease), it being the express intention of the parties that Landlord and Tenant shall share equally in any profit by reason of such sublease.  Tenant will not amend the sublease in such a way as to reduce or delay payment of amounts which are provided in the sublease approved by Landlord. Any amendment or modification of an assignment or sublease shall be deemed to be a new assignment or sublease and shall require the prior written consent of Landlord.

10

(f)        Landlord agrees that it shall not unreasonably withhold its consent to a subletting or assignment in accordance with the terms of this Paragraph 54. In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the Building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the Building and the other tenants of Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building in a five (5) mile radius of the Building which is owned by Landlord or its affiliate or to a proposed subtenant or assignee with whom Landlord is negotiating, or has negotiated in the preceding six (6) months, a lease or if, at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods, of any of the terms, covenants and conditions of this lease to be performed by Tenant.  At least thirty (30) days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information:   (i) the name and address of the proposed subtenant or assignee; (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised; (iii)   the most recent two (2) years of balance sheets and profit and loss statements of the proposed subtenant or assignee or other financial information satisfactory to Landlord; and (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

(g)       The listing of an assignee's  or subtenant's  name on the door or Building directory shall not be deemed Landlord's consent hereunder.

(h)       Notwithstanding anything contained in this Paragraph 54 to the contrary, Tenant may assign this lease or sublet all or a portion of the Demised Premises without Landlord's consent but upon prior written notice to Landlord (each, a "Permitted Transferee") (i) to an Affiliate (as defined herein) of Tenant; or (ii) in connection with transactions with an entity into or with which Tenant is merged or consolidated or to a person or entity to which all or substantially all of Tenant's assets, and/or stock, partnership or membership interests are sold or otherwise transferred, provided that such merger, consolidation, transfer or sale of assets, stock or interests is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby and/or avoiding the requirements of this Paragraph 54, and provided further, that in any of such events described in items (i) or (ii) above, the use of the Demised Premises shall remain unchanged. The provisions of Paragraph 54(b) above shall not apply to assignments or sublets to a Permitted Transferee. For the purposes of this lease: (x) the term "Affiliate" shall mean any designated person or entity, any other person or entity which controls, is controlled by, or is under common control with, such designated person or entity, and a corporation or other entity which provides financial, investment or insurance services and products to Tenant's members as part of Tenant's regular business regardless of control; and (y) "Control" (and with correlative meaning, "controlled by" and "under common control with") shall mean ownership or voting control of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question.

55.       Parking. The parking areas available for the use of the Tenant herein and the other tenants of the Building of which the Demised Premises form a part are to be used by  Tenant, its servants, employees, agents, business invitees and patrons on a first come first served basis, subject to the rules and regulations of Landlord. However, Tenant shall be permitted to use under all of the Tenant Leases (as hereinafter defined) three hundred twenty-five (325) parking spaces.  For purposes of this Lease, the term "Tenant. Leases" shall mean and refer to: (i) this lease, (ii) that certain Lease Agreement dated March 13, 2012, between Landlord and Tenant for the lease of 111,933 rentable square feet at the Building (the "111,933 SF Lease"), and (iii) that certain Master Lease Agreement dated March 13,2012,  between Landlord and Tenant for the lease of 77,744 rentable square feet at the Building (the "Master Lease"). It is also understood and agreed that Landlord shall have the right at any time to modify or alter the parking layout and traffic pattern in the parking areas and to diminish the available parking areas so long as such modifications or diminutions do not affect Tenant's right to use three hundred twenty-five (325) parking spaces at the Real Property, without any liability to Tenant or any diminution or abatement of rent or additional rent.

56.       Rubbish Removal.   The parties hereto acknowledge and agree that, with respect to the existing trash compactor in the bay of the Building, Landlord may, at its option, either (i) elect to share such existing trash compactor with Tenant (in which event Landlord shall maintain and Tenant shall be required to pay Tenant's Proportionate Share of the cost and expense of such existing trash compactor), or (ii) elect to forego use of and access to the existing trash compactor (in which event Tenant shall have the sole right to use and access same and shall be required to pay for all of the costs and expenses  incurred in connection  with such existing trash compactor).   In the event Landlord elects to share the use of the existing trash compactor, as provided above, Landlord's cleaning company shall have access to such trash compactor during non-business hours only, and such company shall be bonded.

11

57.      Hazardous Materials. Except as otherwise provided herein, Tenant shall keep or cause the Demised Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Demised Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials in contravention to, or in amounts greater than permitted by, applicable law, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Demised Premises or onto any other property. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered (including, without limitation, any regular testing regimes required by law; which testing, Landlord shall have the option to perform at Tenant's sole cost and expense), and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Demised Premises which were introduced by Tenant or Related Parties (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the reasonable satisfaction of Landlord, and (ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, members, partners, principals and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise through or on account of Tenant or Related Parties; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials through or on account of Tenant or Related Parties; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials through or on account of Tenant or Related Parties; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord, which are based upon or in any way related to such Hazardous Materials through or on account of Tenant or Related Parties, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. Tenant shall immediately notify Landlord in writing of any actual or threatened release of any Hazardous Materials on, in or about the Demised Premises, including notification to Landlord if Tenant receives any notice or requests for inspection or information from any Federal, State or local official or agency which pertains to Hazardous Materials. Copies of all reports, notices, correspondence, and other documents received from or submitted to governmental authorities, and of all technical data, test results, expert opinions and other materials generated in connection with the contamination or other response or remedial activities, shall be provided to all parties to this lease. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Demised Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Demised Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Demised Premises. In the event that Landlord has a good faith belief that there has been a release of Hazardous Materials for which Tenant is responsible hereunder, Landlord shall have the right to engage an environmental engineering or consulting firm to conduct an inspection of the Real Property and Demised Premises at Tenant's sole cost and expense. Tenant shall reimburse Landlord for the reasonable cost of any such inspection as well as the actual, out-of-pocket cost of any clean-up and testing performed pursuant thereto with respect to Hazardous Materials for which Tenant is responsible hereunder. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation. Tenant specifically acknowledges and agrees that it shall be and remain responsible for any Hazardous Materials existing at the Demised Premises as of the date hereof, as more particularly described in that certain Phase I Environmental Site Assessment prepared by Parsons Brinckerhoff, Inc., dated September 7, 2011, and in that certain Stormwater Drywell Investigation and Sampling Report prepared by Cashin Technical Services, Inc., dated October 21, 2011. In no event shall Tenant be responsible or liable for Hazardous Materials introduced to the Demised Premises by Landlord, Landlord's agents or contractors or any other tenants or occupants of any part of the Real Property (other than an assignee or subtenant of Tenant). Notwithstanding anything to the contrary contained herein, Tenant may, in the normal and customary operation of its business, maintain and use in the Demised Premises certain commercially reasonable amounts of the chemicals and other substances set forth on Exhibit "C" of this lease, as same may be updated from time to time by Tenant (with any such updates being subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed), provided that (i) such materials and other substances are used and stored in compliance with all applicable laws, and (ii) the indemnification obligations of Tenant set forth in this Paragraph 57 shall apply with full force and effect thereto. Tenant's obligations under this Paragraph 57 shall survive the expiration or earlier termination of the term of this lease.

12

58.	Default.

(a)       In addition to the rights and remedies set forth in Paragraphs 17 and 18 hereof, Landlord shall have the right to cancel this lease in the manner therein provided in the event that (i) Tenant shall have failed to pay any installment of Rent provided herein within five (5) business days after written notice and demand for payment thereof or (ii) shall have defaulted in payment of additional rent set forth herein for a period of five (5) business days after written notice and demand for payment of same, or (iii) Tenant has not, within three (3) days of notice from Landlord, commenced and diligently prosecuted the cure of a default, the continuation of which, is a threat to the safety or welfare of the Building occupants or public, or (iv) there is a default beyond the expiration of applicable notice and cure periods, under the 111,933 SF Lease and/or the Master Lease.

(b)       In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 5 ($0.05) cents for each dollar so due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of rent by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge does not create a borrower/lender or borrower/creditor relationship between Landlord and Tenant. The demand and collection of the aforesaid late charges shall in no way be deemed a waiver of any and all remedies that the Landlord may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of rent or additional rent.

(c)       In the event that Landlord shall bring any proceeding against Tenant for recovery of money damages, or for possession of the Demised Premises by reason of nonpayment of Rent or additional rent, and Landlord shall incur costs and expenses by reason thereof or by reason of such monetary default, such charges, including reasonable legal fees, shall be due and payable from Tenant as additional rent and shall become immediately due and payable upon the incurrence of same. This provision shall expressly apply following the expiration or early termination of this lease where the Tenant, subtenant or assignee continues in possession of the Demised Premises.

(d)       [Intentionally Omitted].

(e)       At any time after this Lease is terminated or the Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly deficiencies pursuant to Paragraph 18 of the preprinted portion of this lease, Landlord, at its sole discretion, shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of five (5%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of Rent and additional rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

(f)        Nothing contained in this Lease shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

13

(g)       The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

59.	Insurance.

(a)       Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (i) Commercial General Liability Insurance, on an occurrence basis, such insurance to afford protection in an amount of not less than One Million ($1 ,000,000) Dollars coverage for bodily injury, death and property damage arising out of any one occurrence and Two Million ($2,000,000) Dollars in the aggregate (such limit to apply on a "per location basis"), protecting Tenant as the insured and Landlord and its construction affiliate and management company, as well as any other parties whose names have been provided by Landlord to Tenant from time to time, as additional insureds (in a blanket endorsement form reasonably satisfactory to Landlord in its reasonable discretion) against any and all claims for personal injury, death or property damage, such insurance to provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord or any other party named as an additional insured; Such insurance shall include coverage for a blanket contractual liability and shall also include Products/Completed Operations (ii) "All Risk" Property Insurance on Tenant's property including improvements and betterments made by or on the behalf of Tenant, (and including, without limitation, Business Interruption coverage providing for the payment of all rent and additional rent payable under this lease for a period of twelve (12) months including "Extra Expense" and Equipment Breakdown Insurance) insuring Tenant's property and equipment for the full 100% replacement cost value thereof; (iii) Workers Compensation Coverage and Employers Liability Coverage as required by law; (iv) New York DBL Coverage, as required by law; (v) Business Automobile Coverage in an amount of not less than One Million ($1,000,000) Dollars combined single limit per accident for bodily injury or property damage (which policy form shall include coverage for "Any Auto" which includes autos owned, hired and non-owned); (vi) Umbrella Liability Coverage with limits of liability of not less than Five Million ($5,000,000) Dollars per occurrence and in the aggregate per location; and (vii) any other insurance required by law.  All deductibles shall be paid by Tenant and shall not exceed $50,000.00. None of Tenant's insurance policies may provide for a self-insured retention. Landlord may require Tenant to increase the limits of the liability coverage described in (i) above, from time to time (but in no event prior to the sixth Lease Year), to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar space in buildings in the municipality in which the Building is located.

(b)       All insurance required to be carried by Tenant pursuant to the terms of this lease shall be written in form and substance reasonably satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord and shall be rated in Best's Insurance Guide or any successor thereto as having a Best's Rating of not less than "A" and a "Financial Size Category" of not less than "X", or if such ratings are not then in effect, the generally accepted equivalent thereof or such other financial rating as Landlord may at any time consider reasonably appropriate.  Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord, after reasonable written notice to Tenant, may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the maximum rate permitted by law, to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord.  Tenant shall cause to be included in all such insurance policies a provision to the effect that no material change in coverage shall be made thereto unless Landlord shall have received at least thirty (30) days prior written notice thereof by certified mail, return receipt requested.  Appropriate certificates (on the forms currently designated "Acord Form 28" for property insurance and "Acord Form 25" for liability insurance, or their equivalent) shall be deposited with Landlord on or prior to the commencement of the Term hereof. Within ten (10) days after Landlord's written request, Tenant shall provide Landlord with certified copies of its applicable insurance policies; provided, however that Tenant may redact any confidential information contained therein prior to delivering such certified copies to Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

14

(c)       Tenant shall cause each insurance policy carried by it and insuring its fixtures and contents, or the betterments and improvements made by Tenant, against loss by fire and other hazards to be written in a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by any such policy or policies.  Landlord shall not be liable to the Tenant for any loss or damage caused by fire or other hazards.

(d)       Landlord will cause each insurance policy carried by Landlord and insuring the Building and Demised Premises against loss by fire and other hazards to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policy or policies. Tenant shall not be liable to Landlord for any loss or damage caused by fire or other hazard.

(e)       If Tenant shall at any time fail to maintain insurance as, and to the extent, required hereunder, Tenant hereby releases Landlord from all loss or damage which could have been covered by such insurance if Tenant had maintained such insurance, including the deductible and/or uninsured portion thereof.  In no event, however, shall the foregoing clause increase the liability Landlord may otherwise have under this lease for such loss or damage. If Landlord shall at any time fail to maintain insurance as, and to the extent, required hereunder, Landlord hereby releases Tenant from all loss or damage which could have been covered by such insurance if Landlord had maintained such insurance, including the deductible and/or uninsured port thereof.  In no event, however, shall the foregoing clause increase the liability Tenant may otherwise have under this lease for such loss or damage.

(f)        [Intentionally Omitted].

(g)       Throughout the term of this lease, Landlord shall maintain (i) commercial general liability insurance coverage on an occurrence basis, including contractual liability, insuring against Landlord's liability arising out of bodily injury, death or property damage with respect to the Real Property,   the  Building and any common areas  in an amount  of not  less than  One  Million $1,000,000.00) Dollars and Two Million ($2,000,000.00) Dollars in the aggregate, and (ii) "all risk" property insurance coverage on the Real Property, the Building and Landlord's equipment for the full 100% replacement cost value thereof.

60.       Broker.  Landlord and Tenant each represents to the other that this lease was not brought about by any broker and that all negotiations with respect to this lease were conducted exclusively between Landlord and Tenant.  Each party (the "Indemnifying Party") agrees that if any claim is made for commissions by any broker claiming to have worked on behalf of the Indemnifying Party with respect to this lease, the Indemnifying Party will indemnify, defend and hold the other party free and harmless from any and all liabilities and expenses in connection therewith, including the other party's  reasonable attorney's  fees.    Notwithstanding anything to the contrary contained in this Paragraph 60, the parties each acknowledge their dealings with CB Richard Ellis, Inc. ("CBRE") in connection with the sale-leaseback transaction of which this lease is a part, and Tenant represents that any and all commissions due CBRE in connection with the sale-leaseback are being paid by Tenant.

61.       Conditions of Landlord's Liability.  Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence or willful misconduct of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured and except to the extent Tenant is contributorily negligent) in or upon the Demised Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, or steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Demised Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Demised Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.  Whenever Tenant shall claim under this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant for which Landlord is specifically obligated to be reasonable under this lease, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

15

62.       Cafeteria.  The parties acknowledge that a food service is or shall be provided in the lower level of the Building.  The parties further acknowledge that, although the existing food service facility in the Building will be in place at the Commencement Date, shortly thereafter Landlord will be relocating the food service facility to the lower level of the Building (the "Food Service Relocation").  Landlord estimates that the Food Service Relocation will take approximately six (6) weeks (which time period may be further extended as a result of delays in Landlord obtaining all required governmental and/or municipal inspections, approvals, authorizations or consents, including, without limitation, any required inspections by and authorizations from the Department of Health, although Landlord agrees to use reasonable diligent in obtaining same), during which period there will be no food service facility in the Building.  Notwithstanding the foregoing, Landlord agrees that during the Food Service Relocation, it will arrange for limited food service to be available at the Building (i.e., prepared foods, such as sandwiches and beverages sold by food service personnel, not served from a vending machine).  Once the Food Service Relocation is completed, Landlord agrees that the service provided in the food service facility shall be similar in quality to that which is offered in similar Class "A" office buildings. For so much of the Term as such food service is provided in the Building, Tenant shall be permitted to invite its principals and employees to use same for the purchase and consumption of food and beverages offered for sale. Tenant shall pay or reimburse Landlord, on a monthly basis, for Tenant's Proportionate Share of any subsidy provided by Landlord to the food service operator, but in no event shall Tenant's  Proportionate Share of the subsidy exceed $15,000.00 per annum. Tenant shall also have the right to use the food service area from time to time and at any time after 3:00 p.m on weekdays for the hosting of business events or functions so long as (a) Tenant provides Landlord with reasonable prior notice of the date, time and nature of such events or functions, (b) Tenant reimburses Landlord, on demand, for any additional cost or expense actually incurred by Landlord in connection with such events or functions (e.g., security services, cleaning services, etc.), and (c) Tenant enters into such agreements for such use of the food service area as Landlord and the food service provider may reasonably request. The use of the food service shall be subject to the reasonable rules and regulations of Landlord and/or the operator of the food service now or hereafter imposed.  Notwithstanding anything to the contrary contained in this Paragraph, if the food service opens for business and subsequently closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease, except that Tenant shall not be required to pay Tenant's  Proportionate Share of the food service subsidy for the period in which the food service is not operational. Further, in the event there is no food service in the Building for thirty (30) or more consecutive days, Landlord shall provide Tenant with a revocable license to use the food service area so that Tenant can provide its own licensed and reputable food service operator for the purpose of providing food service in the lower level of the Building.

63.       Fitness Facility. The parties acknowledge that a fitness facility is or shall be provided in the lower level of the Building, containing approximately 3,000 rentable square feet, in or about the location shown on Exhibit "D" annexed hereto and made a part hereof. For so much of the Term as such fitness facility is provided in the Building, Tenant's principals and employees may use same at a cost of $100 per year per member (which amount is subject to reasonable increases from time to time time during the Term).   Landlord agrees to maintain the fitness facility in good condition and Landlord shall be responsible, at its sole cost and expense, for the maintenance, repair and replacement of the fitness facility and equipment located therein. The use of the fitness facility shall be subject to the reasonable rules and regulations of Landlord now or hereafter imposed. Notwithstanding anything contained herein to the contrary, if the fitness facility closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease.

16

64.	Miscellaneous.

(a)       This lease shall not be recorded.  No memorandum of this lease shall be recorded without the express written consent of Landlord.

(b)       The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any of the other provisions contained in this lease. Landlord and Tenant understand, agree and acknowledge that this lease has been freely negotiated by both parties and that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this lease or any of its terms and conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this lease or any portion hereof.

(c)       There are no oral agreements between the parties hereto affecting this lease and this lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and shall not be used to interpret or construe this lease.

(d)       Wherever in this lease there is any conflict between the provisions of any of the preprinted portions of the lease and the non-preprinted portions of the lease (e.g. typewritten or handwritten changes to the pre-printed form and the provisions of this rider), the non-preprinted provisions shall be deemed to supersede the preprinted provisions.

(e)       Any references in the printed portions of this lease to the City of New York and the Administrative Code of the City of New York are deemed deleted, and where applicable the town in which the Demised Premises is located and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

(f)        This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modifY or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

(g)       The mailing or delivery of a lease by the Landlord to a possible Tenant, its agent or attorney, shall not be deemed an offer nor shall any obligation or liability be created on the part of Landlord until such time as a lease, duly executed by the Landlord, is delivered to such possible Tenant, its agent or attorney.

(h)       Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of(i) any accident in or about the Demised Premises, (ii) all fires and other casualties within the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

(i)        In the event Standard Microsystems Corporation is no longer the "Tenant" under this lease, Landlord hereby reserves the right, in its sole discretion, to require that such successor "Tenant" deposit a security deposit (in an amount to be determined by Landlord, in its reasonable discretion) and, in such event, Paragraph 32 of the preprinted portion of this lease shall be re-inserted into the Lease. Additionally,  in the event that Landlord holds such security deposit in an interest bearing account, Landlord may retain a portion of the interest earned thereon equal to one (1%) per annum of such deposit as an administrative fee.

17

(j)        In the event Landlord is not an individual, Landlord represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so. In the event that Tenant is not an individual, Tenant represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so.

(k)       Tenant hereby acknowledges that Landlord makes no representations as to the compatibility of the Building systems with Tenant's equipment.

(1)       Tenant shall indemnify, hold harmless and defend Landlord, its affiliates, managing agents, construction company, subsidiaries, directors, officers, employees and agents from and against any and all liabilities, claims, demands, damages, costs, expenses (including reasonable attorneys' fees) suits, judgments whether actual or alleged, including such for bodily injury or wrongful death to any person (including tenant employees and invitees) and property damage to any property, arising out of or in connection with the operations or business of the Tenant at the demised premises or real property (including, without limitation, the installation, existence, maintenance, repair, replacement and removal of the Equipment); the acts or omissions of the Tenant, its sub tenants, its employees, invitees, contractors or agents; or any breach of this lease or improper conduct. Upon notification by the Landlord of an indemnifiable event, Tenant at its own expense shall arrange for Landlord's defense (at Landlord's option) and confirm indemnification. Tenant will still be responsible to fulfill its obligations under this Article in the event Tenant or Tenant's insurance company does not accept a tender of claim by the Landlord. These indemnification provisions are to continue after lease expiration and are not limited by the amount of available insurance in place.    Tenant agrees not to settle any claims pursuant to this indemnity without Landlord's  prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(m)      Landlord shall indemnify and save harmless Tenant, its affiliates, managing agents, directors, officers, employees and agents from and against all liability, claims, demands, damages, costs, expenses (including reasonable legal fees),  suits and judgments arising from any injury or death to persons or any damage to the property of third parties sustained in the common areas of the Building or which arise out of construction or work performed by Landlord or its construction affiliate in an about the Building and/or Demised Premises and will further indemnify and save harmless Tenant against and from all costs, expenses, and liabilities incurred in connection with any such claim or loss or action or proceeding brought thereon (including reasonable attorney fees and costs); and in case any action or proceeding be brought against Tenant by reason of any such claim or loss, Landlord, upon notice from Tenant, agrees that Landlord, at Landlord's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Tenant. Landlord will still be responsible to fulfill its obligations under this Article in the event Landlord or Landlord's insurance company does not accept a tender of claim by Tenant. These indemnification provisions are to continue after lease expiration and are not limited by the amount of available insurance in place.  Landlord agrees not to settle any claims pursuant to this indemnity without Tenant's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(n)       Except with respect to damages set forth in Paragraph 52(ii) and (iii) hereof, neither party shall be liable to the other for any lost profits, incidental, special, exemplary, punitive, indirect or other consequential damages.

(o)       With respect to any dispute between Landlord and Tenant involving this lease which is resolved through legal proceedings, the non-prevailing party, if evident, shall bear all reasonable fees, costs and expenses of the subject legal proceeding, including, without limitation, the reasonable attorney's fees and costs of the prevailing party.

65.	INTENTIONALLY DELETED: NOTE ONLY FOR TRIPLE NET LEASE

66.      Subordination.  So long as Tenant continues to lease and occupy at least twenty-five (25%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord shall obtain for the benefit of Tenant a Subordination, Attornment and Non Disturbance Agreement (an "SNDA")   from Landlord's future mortgagees on such mortgagee's standard form.  Tenant shall be responsible for paying (or reimbursing Landlord, as additional rent) for any fees or costs imposed by a mortgagee or its counsel in connection with the issuance and/or negotiation of any SNDA. Notwithstanding the foregoing, an SNDA shall not be required from the mortgagee existing as of the date of this lease.

18

67.       Tenant's Exclusive.  So long as Tenant continues to lease and occupy at least fifty (50%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord covenants and agrees not to lease any space in the Building to a Competitor (as hereinafter defined) for a purpose in competition with Tenant's primary business (i.e., the manufacturing, testing, storing or sale of semi-conductors). The term "Competitors" shall mean and refer to the following entities:  Alcor Micro Corp., ASIX Electronics Corp., Avnera Corporation, Broadcom Corporation, Cypress Semiconductor, Davicom Semiconductor Inc., Display Link, eNe, Genesys Logic, GMT, Inc., Integrated Technology Express, Inc., Marvell Technology Group Ltd., Micrel Semiconductor, Inc., Nuvoton (formerly Winbond Electronics Corporation), Realtek Semiconductor Corp., Renesas Technology, ST-Ericsson, Syncomm and Texas Instruments. Notwithstanding anything to the contrary contained in this Paragraph, nothing herein shall prevent Landlord from leasing any space in the building to any affiliate or subsidiary of a Competitor who intends on using such space solely for non-competitive purposes.

68.       Notices.  Supplementing Paragraph 28 of the pre-printed portion of this lease, all notices delivered to Tenant should be sent to the attention of Walter Siegel, Esq., with copies of all such notices delivered to Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, Attention: Peter Byrnes and to Moritt Hock & Hamroff, LLP, 400 Garden City Plaza, Garden City, New York 11530, Attention: Gary C. Hisiger, Esq.

69.       Destruction, Fire and Other Casualty.  Supplementing the terms and conditions of Paragraph 9 of the pre-printed portion of this lease:

(a)       If the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and the estimated date of completion of such restoration work, as reasonably determined by Landlord's architect, is more than twelve (12) months following the date of such damage or destruction, then Tenant shall have the right to terminate this lease by written notice delivered to Landlord within ten (10) days following receipt of such written determination by Landlord's architect.  Furthermore, if the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and Landlord has not completed the making of the required repairs and restored and rebuilt the Demised Premises and/or access thereto within twelve (12) months from the date of such damage or destruction (and such additional time not to exceed sixty (60) days after such date as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance), then Tenant may serve notice on Landlord of its intention to terminate this lease, and, if, within thirty (30) days thereafter, Landlord shall not have completed the making of the required repairs and restored and rebuilt the Demised Premises and/or access thereto, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

(b)       In the event the Demised Premises are rendered wholly unusable or wholly inaccessible and neither Landlord nor Tenant have exercised their options to terminate this lease (as set forth herein), then, at the request of Tenant, Landlord shall use commercially reasonable efforts to locate and provide Tenant with substitute, habitable office space reasonably suitable for Tenant's business elsewhere in the Building or in another building owned by Landlord or its affiliates; such space to be of approximately the same size as the Demised Premises (the "Substitute Space").  If Tenant agrees to accept the Substitute Space, then Rent shall abate with respect to the Demised Premises from the date of such damage or destruction, Tenant shall accept the Substitute Space in its then "as is" condition; it being acknowledged by the parties that the occupancy of the Substitute Space by Tenant is intended to be temporary, lasting only as long as is necessary for Landlord to substantially complete restoration of the Demised Premises, and Tenant shall pay to Landlord the fair market rental value of the Substitute Space, on a monthly basis, in advance, throughout its occupancy thereof. It is further agreed that, in the event Tenant accepts the Substitute Space, Tenant shall be deemed to have waived the termination right set forth in Paragraph 69(a) above.  Upon substantial completion of the restoration of the Demised Premises, Tenant shall surrender the Substitute Space to Landlord and re-occupy the Demised Premises.

19

70.       Storage Area.  The parties acknowledge that a storage area shall be provided in the lower level of the Building, containing approximately 3,000 rentable square feet of space (the ''Storage Space") in a location to be determined by Landlord.  For so long as Tenant is utilizing the Storage Space, Tenant shall pay to Landlord, as additional rent in advance and in equal monthly installments, the amounts set forth below. Tenant shall be entitled to use the Storage Space and shall have access to same twenty-four (24) hours per day, seven (7) days per week. The parties acknowledge and agree that the Storage Space is and is intended to be the same "Storage Space" described in the 111,933 SF Lease and in no event shall Tenant be entitled, under the Tenant Leases, to more than 3,000 rentable square feet of storage space at the Building. The rent payable with respect to the Storage Space shall be as follows (on a gross basis):

Lease Year	Per Annum	Monthly Installments
1	$30,000.00	$2,500.00
2	$30,900.00	$2,575.00
3	$31,827.00	$2,652.25
4	$32,781.84	$2,731.82
5	$33,765.36	$2,813.78
6	$34,778.28	$2,898.19
7	$35,821.68	$2,985.14
8	$36,896.28	$3,074.69
9	$38,003.16	$3,166.93
10	$39,143.28	$3,261.94
11	$40,317.60	$3,359.80
12	$41,527.08	$3,460.59
13	$42,772.92	$3,564.41
14	$44,056.08	$3,671.34
15	$45,377.76	$3,781.49

71.       Reserved Parking Allocation.  Supplementing Paragraph 55 hereof, Landlord and Tenant agree that, at any time during term of this Lease (until the Allocation (as defined below) is completed subject to the Reallocation (as defined below), either party may request the other to allocate between Landlord and Tenant up to 200 parking spaces (the "Allocation")  in the parking area, which is otherwise first come, first served, to be on a "reserved" basis. Any reserved spaces shall be from those spaces shown on the parking plan annexed hereto as Exhibit E (which has 245 spaces available to be reserved and of which 200 can be so reserved). If an Allocation is desired, the requesting party shall send the other a notice identifying spaces to be designated as reserved (which may be on multiple occasions during the term of the Lease), up to the aggregate of200 spaces. Within ten (10) days of the requesting party's notice, if Tenant is the party requesting and designating spaces, Landlord reserves to itself the right to select up to 40% of the spaces initially designated by Tenant to thereafter be "Landlord (or future tenant) reserved" and if Landlord is the party requesting and designating spaces, Tenant reserves to itself the right to select up to 60% of the spaces initial!y designated by Landlord to thereafter be "Tenant reserved"; provided if the Landlord Allocation (80 spaces) or Tenant Allocation (120 spaces) is completed but the other party's is not yet completed, the party who has not yet obtained its full Allocation may thereafter designate spaces on notice to the other party but without a right to select any portion of such spaces. In addition, once the Allocation is complete, a party may thereafter select different spaces (the "Reallocation") to be the reserved spaces but they may not, in connection with a Reallocation, require the other party to give up any of their previously selected spaces in connection with such Reallocation. Landlord and Tenant further agree that the allocation between Landlord and Tenant shall ultimately be for up to 80 spaces for use by Landlord or its future tenants and up to 120 spaces for use by Tenant. Landlord shall be responsible for marking the spaces as "reserved" for the appropriate party and for enforcing the rights of parties to the spaces so designated as "reserved".

20

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC
	By:	Rechler Management, LLC,

Tenant:	STANDARD MICROSYSTEMS CORPORATION

By:
Name:
Title:

21

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC

By:
Name:
Title:

Tenant:	STANDARD MICROSYSTEMS CORPORATION

22

SCHEDULE  A

LANDLORD'S CLEANING SERVICES

(to be performed on all business days except holidays)

A.       Floors  of the  Demised  Premises  will  be swept  and  spot  cleaned  night.   Carpets  in the Demised Premises will be swept daily with carpet sweeper and vacuumed weekly.

B.        Office equipment,  telephones, etc. will be dusted nightly.

C.        Normal office waste in receptacles in the Demised Premises will be emptied nightly.

D.        Interior surface of windows and sills in the Demised Premises  will be washed and blinds dusted quarterly.

E.        There shall be regularly scheduled visits by a qualified exterminator.

Tenant  shall pay to Landlord, on demand,  Landlord's charges for (a) extra cleaning  work in the Demised Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Demised Premises for preparation, serving or consumption of food or beverages, or other special purposes requiring greater or more difficult cleaning work than office areas; (iii) unusual quantity of interior glass surfaces; (iv) non-building standard materials or finishes installed by Tenant or at its request; (v) increases in frequency or scope in any item set forth in this Schedule as shall have been requested by Tenant; (vi) use of the Demised Premises for any special purpose requiring extra cleaning services; and (b) removal from the Demised Premises or Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated  in the routine of ordinary business office activity and (ii) all of the refuse and rubbish of any eating facility requiring special handling (wet garbage).  Notwithstanding anything to the contrary set forth in this Lease, at Landlord's request,  Tenant shall pay directly to the Landlord's cleaning  contractor  all monies owed in connection  with the aforesaid extra cleaning services or refuse removal.

23

SCHEDULE B

1.         Landlord shall provide at the rates hereinafter set forth and Tenant shall purchase from Landlord "energy service" for Tenant's requirements in the Demised Premises (which shall include the energy necessary to provide heat and air conditioning in the respective seasons and electric current for lighting and usual office equipment). There shall be the following categories of energy service:

A)       NORMAL SERVICE: NORMAL SERVICE is energy consumed during WORKING HOURS as defined in Paragraph 44 whose power demands for electricity based upon connected load do not exceed 4 watts per rentable square foot of the Demised Premises during WORKING HOURS ("TENANT'S ALLOWABLE USE"). Of this amount, two watts are allocated to Landlord supplied lighting and two watts are allocated for Tenant's usual office equipment. If Landlord shall, in its sole discretion, allow Tenant to change the WORKING HOURS, then, the charge for such change shall be $100.00 per zone.

B)        EXCESS SERVICE: EXCESS SERVICE is energy demanded, regardless of hours, with power demands for electricity in excess of TENANT'S ALLOWABLE USE.

C)        OVERTIME SERVICE:  OVERTIME SERVICE is energy consumed at all hours other than WORKING HOURS ("OVERTIME HOURS").  For the purpose of OVERTIME SERVICE, the Demised Premises may be separated into zones of use.

2.         Charges for NORMAL SERVICE: The charge for NORMAL SERVICE set forth in Paragraph 44 hereof is based upon the rate of $3.35 per annum per rentable square foot of the Demised Premises and is subject to escalation as hereinafter provided.

3.         Charges for OVERTIME SERVICE: Subject to escalation as hereinafter provided, the Landlord's  monthly charge for Tenant's  OVERTIME SERVICE, payable in addition to the charges for NORMAL SERVICE and EXCESS SERVICE, if applicable, shall be derived as follows:

A)        OVERTIME SERVICE: An amount equal to the number of OVERTIME HOURS in the month, multiplied by $.01, multiplied by the square feet of the zones in use.

B)        OVERTIME charges shall be increased by the same percentage the EXCESS SERVICE (if applicable) exceeds TENANT'S ALLOWABLE USE for NORMAL SERVICE.

C)        TWENTY-FOUR HOUR SERVICE: Any energy consumed in the Demised Premises for electric equipment requiring twenty-four (24) hour service shall be charged to Tenant on the basis of the metered kilowatt hours ("KWH") consumed by such equipment (as measured by the Building energy management system) at Landlord's  cost per KWH, plus $.015 per KWH for equipment maintenance and life cycle cost.  Such charges for TWENTY-FOUR HOUR SERVICE shall not apply with respect to energy consumed during periods of NORMAL SERVICE or periods for which Tenant requests OVERTIME SERVICE through the Building's energy management system. In the event that Tenant does not use such equipment related energy, Tenant shall not be charged the amounts set forth in this paragraph 3(C).

These amounts shall be payable to Landlord, as Additional Rent, within thirty (30) days after Landlord shall bill Tenant therefor.

4.         Charges for EXCESS SERVICE:   The Landlord's  monthly charges for Tenant's EXCESS SERVICE, payable in addition to any charges for NORMAL SERVICE, OVERTIME SERVICE, and TWENTY-FOUR HOUR SERVICE, if applicable, shall be an amount derived as follows: The excess power demands for electricity above TENANT'S ALLOWABLE USE shall be charged to Tenant at the rate of $0.84 per rentable square foot per year, for each excess watt (or part thereof, computed and adjusted to the nearest 100th).

5.         Escalation of Charges for NORMAL SERVICE, EXCESS SERVICE, OVERTIME SERVICE and TWENTY-FOUR HOUR SERVICE: The charges referred to in this Schedule "B" are based upon the average of the current monthly rates promulgated by the applicable utility company for providing utility service to the Building, including electricity and gas, during the twelve (12) month period immediately prior to the date hereof ("Initial Average Monthly Rates").  The current monthly rates referred to in the prior sentence and elsewhere in this paragraph shall include all rates, classifications, surcharges, fuel and adjustment costs, and other component parts of the utility company's  bills for providing such utilities to the Building.  The charges set forth in this Schedule "B" shall be increased pro rata to reflect the percentage increase in the current monthly rates charged from time to time by such utility company over the Initial Average Monthly Rates. Landlord shall have the right to bill Tenant and Tenant agrees to pay such increase in utility company charges monthly, as additional rent.

24

6.         Landlord's   energy  management  system  will  be  conclusive  evidence  of  the computation of NORMAL SERVICE, EXCESS SERVICE, OVERTIME SERVICE and TWENTY FOUR HOUR SERVICE. However, Landlord hereby reserves to itself the right, from time to time, to use a reputable electric engineering company (the "Engineer") to make a survey of Tenant's energy usage requirements to determine whether the TENANT'S ALLOWABLE USE limitation has been exceeded and, if so, to what extent.   If these surveys indicate at the time that the cost to Landlord by reason thereof, computed on an annual basis at rates which would be charged by a public utility company servicing the Building for such purposes, is in excess of the initial cost similarly computed, then the additional rent provided for in this Schedule shall be increased as provided for herein, commencing with the first day of the month immediately following the computation of such survey and the submission of a copy thereof to Tenant.

7.         Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utilities, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governrnental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Rent, additional rent, or other compensation shall be granted to Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises.

8.         Telephone and data transmission service (collectively, "telephone/data service") shall be the responsibility of Tenant.   Tenant shall make all arrangements for telephone/data service directly with a telecommunications company supplying said service, including the deposit requirement for the furnishing of service.   Landlord shall not be responsible for any delays occasioned by the failure of said company to furnish such service.   In the event Landlord has designated a company as the prime telephone/data service provider for the Building, Tenant may use a different telephone/data service provider of its choice provided (A) such other provider shall be reasonably acceptable to Landlord, (B) the installation work of such provider shall be performed in accordance with the provisions of Paragraphs 3 and 45 of this lease relating to Permitted Alterations, and (C) such provider shall install the equipment required to provide such service to Tenant inside the Demised Premises and not in the common areas of the Building (except that the wiring and cabling to such equipment may be run through such common areas in the manner and location reasonably required by Landlord).

9.         At Landlord's option, it shall furnish and install all lighting tubes, bulbs and ballasts used in the Premises and Tenant shall pay Landlord's reasonable charges therefor, on demand, as additional rent.

10.      Landlord reserves the right to install an energy management system or from time to time to make modifications and/or upgrades to the existing energy management system in the Building and the Demised Premises in order to measure Tenant's consumption of electric current and HVAC service in the Premises.  The energy management system, whether presently existing or hereinafter installed, may cut off or curtail overhead lighting and HVAC service within the Demised Premises at the end of WORKING HOURS but such electric current and HVAC service may be restored, at Tenant's election, by a means which shall record Tenant's use of electric current and HVAC service after WORKING HOURS. The hours of usage recorded by such energy management system shall be conclusive evidence of Tenant's occupancy of the Premises after WORKING HOURS and shall be used to determine the amount Tenant shall pay for OVERTIME SERVICE pursuant to Section 3(A) of this schedule.

25

11.       In the event any supplemental air conditioning units or components (such unit or units shall be herein referred to as the "Supplemental AC System") service the Demised Premises, Tenant shall pay to Landlord, as additional rent together with each monthly installment of Rent due hereunder, a monthly charge for Tenant's use of the Building condenser water system equal to the product of (i) the total number of tons of capacity of the Supplemental AC System, multiplied by (ii) $75.00.  In addition, if a connection is made at Tenant's request or on Tenant's behalf, Tenant shall pay to Landlord, as additional rent upon billing therefor by Landlord, a one-time fee of $1,500.00 in order to reimburse Landlord for the cost and expense of connecting the Supplemental AC System to the Building's main condenser water system.

12.       HEATING, VENTILATION AND AIR CONDITIONING SPECIFICATIONS.  The base Building heating, ventilating and air conditioning system shall be capable of the following performance when the criteria noted are not exceeded:

A)        Between September  1 and June 1, the "heating  system" shall be operative and maintain a minimum of 70 degrees FDB when the outdoor temperature is 0 degrees FDB and the prevailing wind velocity does not exceed 15 mph.

B)        Between April 15 and October 14, the "cooling  system" shall be operative and maintain a maximum of 78 degrees FDB and 55% relative humidity when the outdoor temperature is 95 degrees FDB and 75 degrees FDB with the prevailing wind velocity not exceeding 13 mph.

C)         During the overlapping seasons (April 15 - June 1 and September 1 - October 15) both systems shall be operative (cooling and heating).

D)        Zoning temperature and balancing controls shall be operated solely by the Landlord to assure the conditions above.

E)        Maintenance  of  the  foregoing  temperature  conditions  is conditioned  upon  the following criteria, which, for purposes of this Lease, Tenant covenants it shall not exceed in any room, or area, within the demised premises:

(i)           Population Density .............................1 person per 150 rentable square feet

(ii)          Lighting and Electrical Load Density........4 watts per rentable square foot

F)        The base building Heating, ventilating and air conditioning system shall provide exhaust and ventilation load in accordance with applicable code requirements.

26

EXHIBIT A

RENTAL PLAN DATED AS OF ____________  ___ , 2011

27

SMSC
9,288 RSF
LEGEND
SMSC NEW BLDG
1ST, 2ND BASEMENT FLOOR +10,211 RSF
SHARED COMMON

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

	8.4.11	DP	REVISION
NO.	DATE	BY	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A
90 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

FIRST FLOOR GROSS
LEASE RENTAL PLAN

SCALE: NOT TO SCALE

A-1

28

COMMON
SMSC
5,858 RSF
LEGEND
SMSC NEW BLDG
SHARED COMMON

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY	REVISION
	8.4.11	CP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

SECOND FLOOR GROSS LEASE RENTAL PLAN

DRAWING NO.

A-2

29

SMSC
SMSC
3,000 RSF
STORAGE
HEALTH
CLUB
MULTI
PURPOSE
ROOM
CAFETERIA
LEGEND
SMSC NEW BLDG
SHARED COMMON
SMSC NEW BLDG STORAGE

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

BASEMENT PLAN

SCALE NOT TO SCALE

A-3

30

EXHIBIT A - 1
LOCATION OF SECURITY BOOTH

AREA FOR
SECURITY DESK

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY	REVISION
	[illegible]	CP	REVISION
	[illegible]	CP	REVISION
	[illegible]	CP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A-1
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

FIRST FLOOR
SECURITY BOOTH LOCATION

DRAWN BY: CP

SCALE: NOT TO SCALE

A-1

31

EXHIBIT B

FIXTURES EXISTING AT THE DEMISED PREMISES NOT REQUIRING
REMOVAL/RESTORATION AT THE EXPIRATION OF THE TERM

Fixtures Existing at the Demised Premises that Remain property of SMSC- 80 Arkay
Dr.

In addition  to the items  listed below that are the property of SMSC, fixtures that are currently installed at 80 Arkay Dr. or will be in the future that will remain the property of SMSC at the termination of the lease are-
Electrical Conditioning  Equipment utilized in our Test Operations to supply conditioned power to our test devices.
Reels to support compressed air and electrical feeds for Test Operations.

Property of SMSC -

Kitchen Appliances- Appliances used in Break Rms., Kitchens, Coffee Stations. Refrigerators, microwave ovens, coffee makers. This does not include specialty equipment purchased specifically for the operation of the Cafeteria.

Security Systems - Security access and surveillance systems consisting of electronic card readers, control panels, local server, card printer, CCTV cameras, recording equipment, cabinets, PCs, etc.

Fire Extinguishers- All portable fire extinguishers.

Supplementary Air Conditioning Systems·  Split type air conditioning units utilized to supplement main building units.

Telephone System-Telephone system consists of servers, switches, modular components, racks and cabinets, PCs, monitors, telephone instruments and cellular amplification systems.

Communications Cabling System-Copper and fiber optic cables, patch panels, racks, jacks, data switches, etc.

JT Equipment- Electronic data computing and switching equipment including wireless network broadcast equipment.

Audio Visual Equipment-Screens,  projectors, speakers, microphones, consoles, modular components, cabinets, PCs, monitors that make up our audio visual presentation and conferencing systems.

Furniture and Furnishings- Free standing furniture including desks, tables, chairs, cabinets, lockers. Modular furniture systems consisting of partition panels, work surfaces, shelves, cabinets, drawer modules, lighting and electrical components.

Storage Shelving and Rack Systems- Metal shelving and rack systems used for storage of equipment, materials, files, etc.

32

EXHIBIT C

HAZARDOUS MATERIALS USED IN CONNECTION WITH TENANT'S  BUSINESS

Table 3.1.1 - 80 ARKAY DRIVE

HAZARDOUS MATERIALS
USED BY QA FOR RELIABILTIY TEST AND FAlLURE ANALYSIS

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
Acetone	3.2	ACETONE	8 Gals
Isopropyl Alcohol	3.2	IPA	8 gals
Fuming Nitric Acid	5.1	HN03	8 pts
Sulfhric Acid	8.1	H2S04	4 gals
Fuming Sulfuric Acid	8.1	Oleum	2 pt
Acetic acid	8.1	Acetic	8 gals
Liquid Nitrogen	2.2	LN2	2200 liters
Alpha Metals Flux	3.2	AM-100	8 gallons
Buehler "Varidur"	0.2		2 pints
Lead Free Solder	0.2	Pb free	50 lbs
Varidur Kit	0.2	Plastic Powder
Ultramount Liquid	3.3	Acrylic Activator
Hydrochloric Acid	8.1	HCJ	1 pt
Hydrofluoric Acid	8.1	HF	1 pt
TetrabutylAmmonium Hydroxide	8.2		4 gals

USED BY PRODUCTION TEST TO MAINTAIN SOCKETS
(Gold replating- Brush Application)

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
TECHNIC INC TAS #1	8.2		lgal
TECHNIC Inc "TSC-15101"	8.3		20 lbs
Technic Inc "Gelling Agent"	0.2		l qt
Acid Nickel Brush Plating	6.1		2 gals
Technic Strip II	6.1		2 gal
Technic "Orobrush 999 No Gel"	6.1		2qt
Isopropyl Alcohol	3.2		2 pints
Speedball Cleaner			4 gals

33

Page1
Tier 2 Online Submission Report
Reporting period: From January 1, 2010 to December 31, 2010

Facility Name	SMSC	Facility ID	1633388

Department Name	Corp Facilities	Facility Email

Physical Address	80 Arkay Drive . Hauppauge. Suffolk county . NY- 11788. USA	Latitude / Longitude	40.813094 /-73.252969

Mall Address	80 Arkay Drive . Hauppauge . NY- 11788	Method of Determination	A1 -Address Matching (House Number)

NAICS	541710-	Location Description	CE - Center of Facility

Dun & Bradstreet	054988506 - Semiconductor Manufacturer

Contact Information	Name	Phone	Email	Mail address
Emergency Contact	Ed Montvidas	631-4344654 (24-hour)	ed.montvldas@smsc.com	80 Arkay Drive. Hauppauge. COUNTY.
NY -11788. USA
Owner I Operator	Don Sundin	6314344649 (Work)	don.sundin@smsc.com	80 Arkay Drive. Hauppauge. Suffolk
COUNTY. NY- 11788. USAA
Submitter	Ed Montvidas	631-4344654 (24-hour)	ed.montvidas@smsc.com	80 Arkay Drive. Hauppauge. COUNTY.
NY- 11788. USA

Chemical Inventory Information

Chemical Description	Physical & Health Hazards	Inventory	Mixture components	Storage locations and codes (Non- Confidential)
CAS 64742650 Trade Secret ☐ Chern. Name Diesel Fuel Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☐ EHS ☐ state Specific Information No State specific information	Fire ☒ Pressure ☐ Reactive ☐ Acute ☐ Chronic ☐	99999.0 Max. Daily Amount 24000.0Avg. Daily Amount 365 No. of Days On-site		1) North West Side of Building: Type R. Pressure 1. Temperature 4.
CAS 7727379 Trade Secret ☐ Chem.Name Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☒ EHS ☐ State Specific Information No State specific information	Fire ☐ Pressure ☒ Reactive ☐ Acute ☐ Chronic ☐	3750.0 Max. Daily Amount 2000.0 Avg. Daily Amount 365 No. of Days On-site		1) North Driveway By Loading Dock: Type A. Pressure 2. Temperature 7

Facility Name: SMSC	Facility ID: 1633388	Managed by The University ofT exas at Dallas

34

Page2

Tier 2 Online Submission Report
Reporting period:From .January 1, 2010 to December 31, 2010

Chemical Description	Physical & Health Hazards	Inventory	Mixture components	Storage locations and codes (Non- Confidential)
CAS 7664939 Trade Secret ☐ Chern. Name Sulphuric Acid Pure ☒ Mixture ☒ Solid ☐ Liquid ☒ Gas ☐ EHS☒ State Specific Information No State specific information	Fire ☐ Pressure ☐ Reactive ☒ Acute ☒ Chronic☒	999.0 Max. Daily Amount 600.0 Avg. Daily Amount 365 No. of Days On-site
1) UPS _Basement: Type R. Pressure .1. Temperature 4
2) UPS _Boiler Room Existing Bldg: Type R.. Pressure 1..
Temperature 4
3) Loading Dock - Pallet Jacks: Type R.. Pressure 1.
Temperature 4
4) QA-Failure Analysis Lab: Type R. Pressure 1.
Temperature 4

State Specific Information
No state specific information

Additional Information
☐  I have attached a  document.  ☐  I have attached two or more documents.

Certification
I certify under penalty of law that I have personally examined and am familiar with the Information submitted in pages___ through ____, and that based on my inquiry of those individuals responsible for obtaining the information. I believe that the submitted Information is true, accurate and complete.

Name and official title of owner/operator OR owner/operator's authorized representative	Signature	Date signed

Facility Name: SMSC	Facility ID: 1633388	Managed by The University of Texas at Dallas

35

EXHIBIT D
LOCATION OF FITNESS FACILITY

SMSC
SMSC
3,000 RSF
STORAGE
HEALTH
CLUB
CAFETERIA
MULTI
PURPOSE
ROOM

LEGEND

SMSC NEW BLDG

SHARED COMMON

SMSC NEW BLDG STORAGE

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

BASEMENT PLAN

SCALE: NOT TO SCALE

DRAWING NO. A-3

36

EXHIBIT E
PACICILO PLAN

SUFFOLK COURT
ARKAY DRIVE
COLOR SHADED AREA INDICATES 392 RESERVED PARKING SPACES FOR SHSC
RECHLER EQUITY PARTNERS
85 SOUTH SERVICE ROAD
PLAINVIEW, N.Y. 11803
631-414-8400
NO. DATE BY REVISION
PROJECT TITLE
90 ARKAY DRIVE
HAUPPAUGE
DRAWING TITLE
SHSC RESERVED PARKING PLAN
P-1

37

STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 13th day of March in the year 2012 between REP 80 ARKAY DRIVE, LLC party of the first part, herein after referred to as OWNER, and STANDARD MICROSYSTEMS CORPORATION party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from owner in the building known as                            ~~in the Borough of                                             City of New York~~ for the term of *
                        (or until such term shall sooner cease and expire as herein after provided) to commence on ~~the~~ *                      ~~day of                   in the year~~                         and to end on ~~the~~ *                ~~day of                      in the year~~                   and both dates inclusive, at the annual rental rate of *

*As set forth in the rider annexed hereto

Which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private at the time of payment, in equal monthly installments in advance on the first day of each month during said term at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever except that tenant shall pay the first                            monthly installments(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves their heirs, distribute, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

Rent:                                           1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:                                2. Tenant shall use and occupy the demised premises for office, warehouse, manufacturing and laboratory use and for any other ancillary use related to Tenant’s business then operating at the Premises provided such use is in accordance with the certificate of occupancy for the building if any, and for no other purpose.

Alterations:                               3. ~~Tenant shall make no changes on or  to the demise premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, using contractors or mechanics first approved in each instance by Owners~~. Tenant shall, at its expense, before making any alterations, additions, installations, or improvements obtain, and Owner shall cooperate with Tenant, at no cost or expesne to Owner, and execute such forms as Tenant may reasonably request to enable Tenant to obtain, all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry, and will cause Tenant’s contractors and sub-contractors to carry, such worker’s compensation, commercial general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days after tenant has knowledge thereof ~~thereafter~~, at Tenant’s expense, by payment of filing a bond as permitted by law. All fixtures and all paneling partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf shall upon installation become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner by notice to Tenant given in accordance with Section 45 of this lease. ~~no later than twenty (20) days prior to the date fixed as the termination of the lease. Elects to relinquish Owner’s right thereto and to have them removed by tenant,~~ in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at tenant’s expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises, or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may at the election of Owner, either be retained as Owner's property or removed from the demised premises by Owner, at Tenants expense.

Repairs:                                      4. Owner shall maintain and repair the exterior of and public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities contained therein, if any ~~(if the demised premises encompasses the entire floor of the building),~~ the windows and window frames, and the fixtures and appurtenances therein, and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by, or resulting from, the carelessness, omission neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising Tenant's conduct or omission, when required by other provisions of this lease, including article 6 Tenant shall also repair all damage to the building and the demised premises caused by moving of Tenant's fixtures, furniture or equipment. Al the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after thirty (30) ~~ten (10)~~ days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises, and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant’s servants, agents, employees, invitees or licensees as foresaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. In exercising the rights set forth herein, Owner will use commercially reasonable efforts to minimize interference or disruption to Tenant’s business and except in an emergency. Owner will provide Tenant with prior notice of any such repairs, alterations, additions or improvements. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to Which Article 9 hereof shall apply.

Window Cleaning:                    5. Tenant will not clean nor require the permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of law,
Fire Insurance,
Floor loads:                                6. Prior to the commencement of the lease term, if Tenant is then in possession and at all times thereafter. Tenant shall at Tenant’s sole cost and expense, promptly comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premise, ~~whether or not~~ arising out of Tenant’s particular use or manner of use thereof, or, with respect to building, if arising out of Tenant’s particular use or manner of use of the demised premises of the building (including, the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Owner acknowledges that the mere use of the demised premises for purposes permitted under Section 51 of the Rider will not violate or conflict with any of Owner’s insurance policies for the Building. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire

Department, Board of Fire Underwriters, Fire insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for the fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to send premises shall be presumptive ~~conclusive~~ evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense in settings sufficient in Owner’s judgment to absorb and prevent vibration, noise and annoyance.

Subordination:                           7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant’s Liability
Insurance Property loss,
damage, Indemnity:                  8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence or wilful misconduct of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work unless caused by or due to the negligence or wilful misconduct of Owner, its agents, servants or employees. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up, (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner’s own acts. Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. ~~Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease or the carelessness, negligence or improper conduct of Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant upon written notice from owner, will at Tenant’s expense resist or defend such action or proceeding by counsel approved by Owner in writing such approved not be unreasonably withheld.~~

Destruction, Fire,
and Other Casualty:                 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall promptly upon notice thereof, give ~~give immediate~~ notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable or materially inaccessible by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day of ~~following~~ the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty, (it being acknowledged and agreed that “totally” and “wholly” shall mean damage to 75% or more of the useable area of the demised premises) then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and henceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided (d) If the demised premises are rendered wholly unusable or wholly inaccessible (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to not rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within sixty (60) ~~ninety (90)~~ days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than thirty (30) ~~sixty (60)~~ days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above  for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner’s rights and remedies against tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty. Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible; all of Tenant’s salvageable inventory and movable equipment, furniture, and other property, Tenant’s liability for rent shall resume five (5) business days after written notice from Owner that the demised premises are substantially ready for tenant’s occupancy. (e) Nothing contained to the contrary in subdivisions (a) through 9e) hereof, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law. Owner and tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. Both Owner and Tenant shall obtain property insurance policies that ~~The foregoing release and waiver shall be in force only if both release insurance policies~~ contain a clause providing that such a release or waiver shall not invalidate the insurance If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same (f) Tenant hereby waives the provisions of this article shall govern and control in lieu thereof.

Eminent domain:                        10. If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired terms of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner’s award. All Rent and Additional rent shall be pro-rated and adjusted to the date of the vesting of title

Assignment
Mortgage Etc.:                           11. Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Which consent shall not be unreasonably withheld, conditioned or delayed. ~~Transfer of the majority of the stock of corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed as assignment~~. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may after default by Tenant, collect rent from the assignee, undertenants or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underlying, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or under letting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or under letting.

Electric Current:                      12. ~~Rates and condition in respect to sub metering or rent inclusion as the case may be to be added in RIDER attached hereto~~. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which in Owner’s opinion reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant for any loss damages or expenses which Tenant may sustain.

Access to Premises:                13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time and at other reasonable times, upon reasonable prior notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building, or which Owner may elect to perform in the demised premises after Tenant’s failure to make repairs, after reasonable notice of the need to make same or perform any work which Tenant is obligated to perform under this lease, after reasonable notice of the need to make same or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use, maintain and replace pipes, ducts, and conduits in and through the demised premises, and to erect new pipes, ducts, and conduits therein provided such pipes and conduits do not materially and adversely reduce the usable area of the demised premises and, wherever possible, that they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Owner shall use commercially reasonable efforts to minimize interference with the conduct of tenant’s business in connection with Owner’s exercise of the rights set forth herein. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last twelve (12) ~~six (6)~~ months of the term for the purpose of showing the same to prospective tenants, and may during said twelve (12) ~~six (6)~~ months period, place upon the demised premises the usual notices “To Let” and “For sale” which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of tenant hereunder be affected. ~~If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property there front, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent or incurring liability to tenant for any compensation and such act shall have no effect on this lease on Tenant’s obligation hereunder.~~

Vault, Vault
Space. Area:                               ~~14. No vaults vault space or Enclosed or covered, not of the building is leased hereunder anything contained in or in indicated on any sketch blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding Owner makes no representation on to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may ne permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or requisition to deemed constructive or actual eviction any tax fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.~~

Occupancy:                                15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work if any. In any event Owner makes no representation as to the condition of the demised premises and Tenant agrees to accept the same subject to violations whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:                               16 (a)  Anything elsewhere in this lease to the cancelled by Owner by sending of a written Notice to Tenant within a reasonable time after the happening of any one or more of the following Events (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of any of Tenant’s obligations under this lease) as the debtor, which, if involuntary is not dismissed within ninety (90) days after filing, or (2) the making by Tenant (or a guarantor of any of Tenant’s obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court shall thereafter be entitled to possession of the premises demised, but shall forthwith quit and surrender the demised premises .If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant, as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises or any part thereof be relet by Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of re-letting. Nothing here in contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reasons of such termination, an amount equal to the maximum allowed by any statute or role of law in effect at the time when and governing proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default :                                      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than covenants for the payment of rent or additional rent, or if the demised premises becomes vacant or deserted, or if this lease be rejected under §365 of Title 11 of the U.S Code (Bank bankruptcy Code); or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised shall be taken or occupied by someone other than the Tenant, or if Tenant shall be in default with respect to any other lease between Owner and Tenant, ~~or if Tenant shall have failed after five (5) days written notices to redeposit with Owner may portion of the security deposited here under which Owner law applied to the payment of any rent and additional rent due and payable hereunder or if Tenant fails to move into or take possession of the demised premises within thirty (30) days after the commencement of the rent of this lease,~~ of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a ~~fifteen (15~~) thirty (30) days notice upon Tenant specifying the nature of said default, upon the expiration of said ~~fifteen (15~~) thirty (30) days, if Tenant shall have fail to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ~~fifteen (15~~) thirty (30) day period and if Tenant shall not have diligently commenced during such default within such ~~fifteen (15~~) thirty (30) day period, and shall not thereafter with reasonable diligently and in good faith, proceed to remedy of cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease under term there under shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term there of, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as herein after provided.

(2)  If the notice provided  for in (1) hereof shall have been given and the term shall expire as aforesaid: or if Tenant shall be default in the payment of the rent reserved here in or any item of additional  rent herein mentioned and such default is not cured within five (5) business days after written notice from Owner to Tenant or any part of either, or in making any other payment herein required then and in any of such events, Owner may without additional notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waves the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner
and Waiver of
Redemption:                               18. In case of any such default, re-entry, expiration and/or disposses by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the terms of this lease, and may grant concession or free rent or change a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform and Tenant’s covenants herein contained any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and/or rights of redemption granted by or under any present or future laws.

Fees and Expenses:                   19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required  and upon expiration  of the applicable grace period , if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without additional notice, perform the obligation of Tenant thereunder. If Owner in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incur any obligations for the payment of money, including but not limited to reasonable attorneys fees, instituting, prosecuting or defending any action or proceeding and prevents in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing reasonable expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ~~ten (10)~~ thirty (30) days of rendition of any bill or statement to Tenant therefore. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations
and Management:                     20. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known, provided such change does not decrease or increase the rentable square feet of the demised premises.  There shall be no allowance to Tenant for discrimination  of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore Tenant shall have any claim against Owner by reason of Owner’s imposition of any controls of the manner access to the building by Tenant’s social or business visitors, as Owner may necessary for the security of the building and its occupants.

No Representations
by Owner:                                   21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected, the demised premises, the rents, leases, expenses of operations, or any other matter or thing affecting or related to the demise premises or the building except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provision of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as-is” on the date possession is tendered, and acknowledges that the taking of possession of the demised premises by Tenant shall be convulsive evidence that the said premises, and the building of which the same form a part, were in good and satisfactory condition at the time such possession was so taken except as to latent defeats. All understandings and agreements heretofore made between the parties here to are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter  made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against when enforcement of the change modification, discharge or abandonment is sought.

End of Term:                              22. Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Owner the demised premises, “broom-clean” in good order and condition, ordinary wear,  damage by fire or other casualty and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises except as otherwise provided herein. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease, or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quite Enjoyment:                      23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of the lease including, but not limited to, Article 34 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give
Possession:                                24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured, or if Owner has not completed any work required to be performed by Owner, or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

No waiver:                                   25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of, any convenient or condition of this lease, or of any of the Rules and Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by either party ~~Owner~~ unless such waiver be in writing signed by such party ~~Owner~~. No payment by Tenant, or receipt by Owner, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent, or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor or as a modification of the provisions of the lease. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial
 by Jury:                                      26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of demised premises and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences and proceeding or action for possession, including a summary proceeding for possession of the demised premises. Tenant will not interpose any counterclaim of whatever nature or description which are not mandatory to preserve such claim under applicable lawin any such proceeding, ~~including a counterclaim under Article 4, except for statutory mandatory conduct claims.~~

Inability to Perform:                27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenanted and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of  its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repairs, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from doing so by reason of strike or labor troubles, or any cause whatsoever beyond Owner’s sole control including, but not limited to, government preemption or restriction, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Rider to be added
if necessary

Bills and Notices:                     28. Except as otherwise in this lease provided, any notice, statement, demand or other communication  required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address herein above set forth (except that after the date specified as the commencement of the term of this lease. Tenant’s address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demand or other communications intended for it. Notices given by Owner’s managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. ~~At Owner’s option, notices and bills to Tenant may be sent by hand delivery~~.

Water Charges :                      29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Owner shall be the sole judge) Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation. Throughout the duration of Tenant’s occupancy, Tennant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Owner shall be the sole judge) Owner may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter ad and when bills are rendered, and in the event Tenant defaults in the making of such payment, Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent or levy which no or hereafter is assessed, imposed or a lien upon the law demised premises, or the reality of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the building, the demised premises, or any part thereof , is supplied with water through a meter through which water is also supplied to other premises. Tenant shall pay to Owner, as additional rent, on the first day of each month.*        %              ($XXXXXXXXX) of the total meter charges as Tenant’s portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant, or paid by Owner, for any of the reasons or purposes hereinabove set forth.

Sprinklers:                                30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommended or require the installation of the sprinkler system, or that any changes, modifications, alterations, or additional sprinkler hands or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowances for a sprinkler system in the fire insurance rate set by said Exchange or any other body making fire insurance rates, or by any fire insurance company. Tenant shall, at tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations. And supply additional sprinkler heads or other equipment is required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent ~~the sum of            $~~       *, on the first day of each month during the term of this lease, ~~as Tenant’s portion~~ of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:       31. As long as Tenant is not in default under any the covenants of this lease, beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1p.m: (b) if freight elevator service is provided, same shall be provided only on regular business days. Monday through Friday incisive, and on those days only between the hours of 9 am and 12 non and between 1 p.m and 5 p.m : (c) subject to the further provisions of the Rider to this lease, furnish heat, water and other services supplied by Owner to the demised premises when and as required by law on business days from 8 a.m to 6 p.m and on Saturdays from 8 am to 1 p.m : (d) subject to the further provisions of the Rider to this lease, clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant’s expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ person or persons, or cooperation’s approved by Owner. ~~Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect, and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional ren~~t. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which in the judgment of Owner are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. ~~If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder. Owner shall perform all such work in a good and workmanlike manner and shall use commercially reasonable efforts to minimize interference with Tenant’s business at the Demised Premises.~~

*Tenant’s Proportionate Share

Security:                                     ~~32. Tenant has deposited with Owner the sum of $              as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                                     33. The Captions are inserted as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:                                34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee or any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation
Shoring:                                     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:           36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease. ~~in such manner as Owner may elect.~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                                           37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                 38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required reasonably ~~of Tenant~~.

Directory Board
Listing:                                      39. If, at the request of , and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:        40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERE TO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

REP 80 ARKAY DRIVE, LLC
By: Rechler Management, LLC,
~~its manager~~
Witness for Owner:
	By:	/s/

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE APART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36

1.  The sidewalks, entrances, driveways passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tyres and side guards. ~~If said premises are situated on the ground floor of the building, Tenant shall further, at Tenants expense keep the side walk and curb in front of said premises clean and free from                dirt and rubbish.~~ Notwithstanding the foregoing Tenant shall be permitted to utilize pallet jacks within the Demised Premises for the transportation of the paper and other supplies within the Demised Premises.

2.  The water and wash closest and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substance shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant whether or not caused by Tenant, its clerks, agents, employees or visitors.

3.  No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown substances from the demised premises, any dirt or other substance into any of the corridors of halls, elevators or out of the doors or windows or stairways of the building. ~~and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to owner or other occupants of the building by reason of noise,  odors and or vibrations or interfere in any way with other Tenants or those having business therein,~~ nor shall any bicycles, vehicles, animals (other than “service animals”), fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4.  No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. ~~No sign, advertisement, notice or other lettering shall be exhibited, inscribed painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises without the prior written consent of Owner. Except that the name of Tenant may appear on the entrance door of the demised premises in the event of the violation of the foregoing by Tenant. Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant. Interior signs on door and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to owner.~~

6.  Tenant shall not mark, paint, drill into, or anyway deface any part of the demised premises or the building of which they form a part. No boring, cutting on stringing of wires shall be permitted, except as otherwise permitted by this lease ~~with the prior written consent of Owner~~, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of demised premises and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to owner all keys of stores, offices and toilet rooms either furnished to, or otherwise procured by Tenant and in the event of the loss of any keys, so furnished, Tenant shall pay to owner the cost of thereof. Notwithstanding the foregoing, Tenant shall be permitted to utilize the locks and keys currently existing at the Demised Premises so long as Landlord is provided with copies of all keys and/or codes related thereto.

8.  Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours, and in a manner approved by Owner. Owner reserves the right to inspect all freight to be reasonably brought in to the building, and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part. Notwithstanding the foregoing. Tenant shall be permitted to use the passenger elevators at the Building for the transfer of material and equipment for the lower level of the Building to the Demised Premises, so long as such use does not occur between 8:00 a.m. and 10:00 a.m. or 4:00 p.m. to 6:00 p.m. on weekdays.

9.  Tenant shall not obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except ~~from persons authorized by Owner and~~ at hours and under regulations fixed by Owner Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10.  ~~Owner reserves the right to exclude from the building  of persons who do not present a pass to the building signed by Owner Owner will furnish passes to persons for  whom any Tenant requests same in writing. Tenant shall be responsible for whom it requests such pass, and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except  on business days from 8:00a.m to 6:00a.m. and on Saturdays from 8:00a.m. to 1:00p.m. Tenant shall not have the claim against Owner by reason of Owner excluding from the building any person who does not present such pass.~~

11.  Owner shall have the right to prohibit any advertising by Tenant which in Owner’s opinion, lends to impair the reputation of the building or its desirability reasonable  as a loft building, and upon written notice from Owner. Tenant shall refrain from or discontinue such advertising.

12.  Except as otherwise set forth in this lease, Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive or hazardous fluid, material, chemical, or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13.  Tenant shall not use the demised premises in manner which materially disturbs or interferes with other tenants in the beneficial use of their premises.

14. Refuse and Trash (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future loss, orders and regulations, of all state, federal, municipal and local government, departments, commissions and boards regarding the collection, sorting, separation and recycling  of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove or cause to be removed by a contractor acceptable to Owner at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance, Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consist such items as Owner may expressly designate for Tenant’s removal, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this Building Rule 14, and at Tenant’s sole cost and expense shall indemnity defend and hold Owner harmless (including) reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non compliance utilizing counsel reasonably satisfactory to Owner

Security:                                    ~~32. Tenant has deposited with Owner the sum of $           as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the Vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of the said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and the neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or exempted encumbrance.~~

Captions:                                     33. The Captions are inserted as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:                                34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, from the date of the sale or lease and it shall be deemed and constructed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee or any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder from the date of the sale or lease. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation
Shoring:                                     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized the be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or abatement of rent.

Rules and Regulations:           36. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agent may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the notice provisions of this lease ~~in such manner as Owner may elect.~~ In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, Owner covenants and agrees that it will not enforce any rules and regulations in a manner designed to unfairly discriminate against Tenant.

Glass:                                          37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate:                 38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default and such other information as shall be required reasonably ~~of Tenant~~.

Directory Board Listing:        39. If, at the request of, and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns:        40. The covenants conditions and agreements contained in this lease shall bind and more to the benefit of Owner and tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment ( or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partners, member, officer or director thereof, disclosed and undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to this lease the relationship of Owner and Tenant hereunder, or Tenant’s  use and occupancy of the demised premises.

SEE RIDER ANNEXED HERE TO AND MADE A PART HEREOF

In witness thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:
	By:	/s/

STANDARD MICROSYSTEMS CORPORATION
Witness for Tenant:
By:

ACKNOWLEDGEMENT
STATE OF NEW YORK,

SS:

COUNTY OF

On the _________________ day of ____________ in the year________, before me, the undersigned, a Notary Public in and for said state, personally appeared_____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual (s) whose name (s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signatures(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

RIDER TO LEASE dated March 13, 2012 between REP 80 Arkay Drive, LLC, as Owner, and Standard Microsystems Corporation, as Tenant

41.           Definitions.

(a)       For purposes of this lease, the term "Building" shall mean the building located at 80 Arkay Drive, Hauppauge, New York of which the Demised Premises form a part, and the term "Real Property" shall mean the Building, any constituent units comprising the Building, and the land and improvements appurtenant to and used in connection with the Building. The parties hereby stipulate and agree that the Demised Premises as depicted in the annexed Exhibit "A' (herein referred to as the "Demised Premises" or the "demised premises") contain 77,744 rentable square feet of space in the Building containing 202,894 rentable square feet which constitutes 38.32 percent of the area of the Building ("Tenant's  Proportionate Share").  For the purposes of this rider, all references to the term "Landlord" shall mean and refer to Owner.

(b)      On even date herewith, pursuant to an assignment and assumption of lease between Tenant, as assignor, and Landlord, as assignee, Landlord became the lessee under that certain Lease Agreement (the "IDA Lease") with Suffolk County Industrial Development Agency (the "Agency"), as lessor, for the Real Property.  In light of the foregoing, although this lease is a sublease between Landlord, as sublandlord, and Tenant, as subtenant, this lease shall be referred to herein as a lease, not a sublease, Landlord shall be referred to as "Landlord" and not a sublandlord, and Tenant shall be referred to as "Tenant" and not a subtenant.

(c)       From and after the date that is thirty (30) days after the Commencement Date (as hereinafter defined), Landlord shall have the right, from time to time and at any time during the Term (as hereinafter defined), to send a notice seeking to terminate Tenant's rights with respect to all or a portion of the premises subject to this lease by delivering  to Tenant written notice (an "Early Terminatin Notice") requesting such termination no less than thirty (30) days prior to the effective date of such termination.  In the event Tenant requires use of that portion(s) of the Demised Premises with respect to which the Early Termination Notice applies, Tenant shall notify Landlord of such requirement, in writing, within ten (10) business days after receipt of the Early Termination Notice. If Tenant accepts Landlord's Early Termination Notice, Landlord shall, at its sole cost and expense, relocate Tenant and its personal property from such portion(s) of the Demised Premises to other space within the Building not then being occupied by Tenant. Notwithstanding the foregoing, in the event Tenant determines that it does not wish to relocate or otherwise terminate this lease with respect to the subject portion(s) of the Demised Premises, Tenant may reject the Early Termination Notice within ten (10) business days after receipt of Landlord's written offer to relocate Tenant, as provided herein.   If Tenant fails to respond to Landlord's  Early Termination Notice, it shall be deemed as if Tenant rejected such notice.

42.           Term.      The term ("Term", "term" or "Demised Term") of this lease, Tenant's right to occupy the Demised Premises and Tenant's  obligation to pay Rent (as defined in Paragraph 43 hereof) and all items of additional rent shall commence on March 13, 2012 (the "Commencement Date").  The Term of this lease shall expire on the day preceding the day which is six (6) months after (x) the Commencement Date (but only if the Commencement Date occurred on the first day of a calendar month) or (y) the first day of the first full calendar month following the Commencement Date (if the Commencement Date did not occur on the first day of a calendar month) (the "Expiration Date").

43.            Rent.

(a)      During the term of this lease, Tenant shall pay minimum rent ("Rent") as follows:

 From the Commencement Date to and including the Expiration Date, the Rent shall be payable in equal monthly installments of $64,786.67.

(b)       Additionally, should the Commencement Date be a date other than the first day of a calendar month, Tenant shall pay a pro rata portion of the Rent on a per diem basis, based upon the second full calendar month of the Term. The rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.

1

(c)       The minimum rent hereinabove provided for shall be in addition to all other payments to be made by Tenant as herein provided except as set forth to the contrary in this lease. It is the purpose and intent of the parties hereto that the minimum rent shall be absolutely net to Landlord, except as set forth to the contrary in this lease so that this lease shall yield, net to the Landlord, the minimum rent, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during the term of this lease shall be paid by Tenant and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

(d)       Any sums of money required to be paid by Tenant to Landlord in addition to the rent reserved under this Paragraph 43, shall be deemed additional rent, shall be paid without deduction or offset, and in the event Tenant fails to pay such additional rent, Landlord shall be entitled to the same remedies under this lease or by law, as are available to Landlord for the nonpayment of rent, including, without limitation, summary dispossess proceedings.

(e)       Tenant is hereby authorized and directed to make all payments of Rent and additional rent and other amounts payable by Tenant as follows:(i) if payment is made by wire transfer, wired to M&T Bank, Buffalo, New York, ABA# 022000046, Account#11000911296 Account Name: REP 80 Arkay Drive LLC, or (ii) if payment is made by check, mailed by regular US mail, to c/o Rechler Equity Partners, 85 South Service Road, Plainview, New York 11803.

(f)        The parties are entering into this lease as part of a sale-leaseback transaction, whereby Tenant is assigning its leasehold interest in the Real Property to Landlord and is leasing back the Demised Premises from Landlord. Tenant is providing Landlord with purchase money financing in connection with such transaction, which financing will be secured by a mortgage against the Real Property (the "Purchase Money Mortgage"). In the event Landlord defaults, beyond any applicable notice and grace periods provided therein for the cure thereof, in the payment of any principal and/or interest payable pursuant to the Purchase Money Mortgage, then Tenant shall be permitted to offset such unpaid amounts against the next due installment(s) of Rent payable hereunder.

44.           Utilities.

(a)       Tenant shall furnish and pay for, at its sole cost and expense, all utilities supplied to the Demised Premises (with the exception of water) by any utility company, whether public or private, including but not limited to gas, electricity, fuel oil and telephone.  In the event Tenant fails to do so, Tenant shall reimburse Landlord for the utility charges actually incurred by Landlord in providing service to the Demised Premises prior to the date the accounts have been transferred, without markup or administrative fee. Such sums shall be paid by Tenant as additional rent, within thirty (30) days of Landlord's invoice therefor.

(b)       The parties  hereby acknowledge and agree that the Demised  Premises are  not separately metered for water.  In addition to the additional rent payable under Paragraph 47 below, Tenant shall pay to Landlord, as additional rent, within thirty (30) days of Landlord's invoice therefor, Tenant's Proportionate Share of Landlord's actual cost, without markup or administrative fees, for water consumed at the Building and/or Real Property, and for sewer charges, if any, assessed or imposed against the Building and/or Real Property. Tenant shall not use water for other than normal lavatory purposes and other purposes incidental to Tenant's permitted use of the Demised Premises as set forth herein.

(c)       Notwithstanding the provisions of Paragraph 44(a) above, ifthere shall be a master, submetered oil tank servicing the Building or the Demised Premises, oil for heating purposes shall be provided from such master tank and metered in the Demised Premises.  Tenant agrees to provide access to Landlord for meter reading purposes. Landlord will bill Tenant at regular published retail prices based on usage, without markup or administrative fees, and Tenant shall have thirty (30) days to remit from the date of billing.  Said amount shall be deemed to be additional rent.

2

45.           Alterations.

(a)  Tenant shall make no changes in or to the Demised Premises which are of a structural nature or which affect the exterior of the Building without Landlord's prior written consent, which consent may be granted or withheld in its sole discretion. Notwithstanding anything contained herein to the contrary (but subject to the requirements set forth in Paragraph 3 of the printed form portion of this lease), Tenant may, upon prior written notice to, but without requiring the consent of, Landlord, perform non-structural and interior Alteration(s) (as hereinafter defined). Further supplementing Paragraph 3 of the printed form portion of this lease, with respect to any and all alterations, installations, additions and improvements (each, an "Alteration" and collectively, "Alterations") permitted by Landlord to be performed by or on behalf of Tenant in the Demised Premises (including, without limitation, those non-structural, interior Alterations which do not require Landlord's prior consent). Tenant will deliver to Landlord certificates evidencing Worker's Compensation Insurance and Contractor's General Liability Insurance in the amount reasonably satisfactory to Landlord (but in no event less than the amounts set forth in paragraph 59 herein) prior to the commencement of such work. Any and all Alterations and any and all structures or fixtures, except those fixtures described on Exhibit "B" annexed hereto and made a part hereof and/or movable trade fixtures not attached to the realty, installed by or on behalf of Tenant shall be deemed attached to the freehold and automatically become the property of Landlord upon installation, unless Landlord shall elect, in writing, otherwise (such written notice to be delivered to Tenant with Landlord's consent of the Alteration(s), if consent is required, or within fifteen (15) days after Tenant's written notice to Landlord of the Alteration(s), if no consent is required). If Landlord elects to have Tenant remove same at the expiration of the term of this lease, Tenant shall, prior to the expiration or sooner termination of the term of this lease, perform such removal and repair, at its own cost and expense, any damage to the Demised Premises caused by said removal. Notwithstanding the foregoing removal requirements. Landlord may, at its option, in lieu of requiring Tenant to perform such removal and restoration, invoice Tenant for the good faith estimated cost for performing such work and Tenant shall pay such invoice, as additional rent, within thirty (30) days of such invoice. Tenant shall not, without the express written consent ofLandlord (which consent shall not be unreasonably withheld, conditioned or delayed), enter upon the roof or attach or install anything thereon or make any Alterations thereto. With respect to any mechanic's lien for which Tenant is responsible for removing or bonding hereunder, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection therewith (including, without limitation, reasonable attorneys fees and disbursements ofLandlord and any sums payable to Landlord's lender in connection therewith). Supplementing Paragraph 30 of the printed form portion of this lease, in the event Tenant makes any installations, changes, modifications or alterations to the sprinkler systems and/or sprinkler equipment serving the Demised Premises, same shall be subject to Landlord's supervisory fee of 5% of the cost thereof which shall be payable, as additional rent, to Landlord (or, at Landlord's request, to Landlord's construction affiliate).

(b)       Tenant shall not be permitted to make, or to engage a contractor or artist to make, any Alterations, decorations, installations, additions or other improvements ("Visual Alteration") which may be considered a work of visual art of any kind, and/or which might fall within the protections of the Visual Artists Rights Act of 1990 ("VARA") unless: (i) Tenant obtains, from each artist and/or contractor who will be involved in said Visual Alteration, valid written waivers of such artist's and/or contractor's rights under VARA in form and content reasonably acceptable to Landlord; and (ii) Landlord consents to such Visual Alteration in writing (which consent shall not be unreasonably withheld or delayed).  In the event that a claim is brought under VARA with respect to any Visual Alteration performed in or about the Building by or at the request of Tenant or Tenant's agents or employees, Tenant shall indemnify and hold harmless Landlord against and from any and all such claims.  If any action or proceeding shall be brought against Landlord by reason of such claim under VARA, Tenant agrees that Tenant, at its expense, will resist and defend such action or proceeding and will employ counsel reasonably satisfactory to Landlord therefor. Tenant shall also pay any and all damages sustained by Landlord as a result of such claim, including, without limitation, reasonable attorney's fees and the actual, out-of-pocket cost to Landlord of complying with VARA protections (which shall include damages sustained as a result of Landlord's inability to remove Visual Alterations from the Demised Premises).  The provisions of this Paragraph 45(b) shall survive the expiration or sooner termination of this lease.

3

46.            Sanitary.  Ifthere is a sanitary disposal system for Tenant's exclusive use, then Tenant shall be required to maintain, repair and replace same at Tenant's sole cost and expense.  In such event, Tenant shall not be required to share in the cost and expense of the maintenance, repair and replacement of any other sanitary disposal system used by Landlord or other tenants of the Building of which the Demised Premises forms a part.

47.            Common Area Maintenance.  Tenant agrees to pay, within thirty (30) days after Landlord's written demand therefor, as additional rent, an amount equal to Tenant's  Proportionate Share of "Landlord's Cost" of maintenance, repair and replacement of the Building, the Real Property and the landscaped, parking and all other common areas thereof, both within the interior and the exterior of the Building.   Upon written request of Tenant, Landlord shall provide reasonable back-up documentation evidencing the charges set forth in any such written demand or invoice with respect to Landlord's Cost.  The term "Landlord's  Cost", as used herein, shall be deemed to include, without limiting the generality of the foregoing, gardening, landscaping, irrigation, planting, replanting and replacement of flowers, shrubbery, trees and grass, striping, including, without limitation, the cost of electricity and maintenance and replacement of fixtures and bulbs, with respect to the parking areas, repair of paving, curbs and walkways, repair and cleaning of drainage facilities, trash, rubbish and garbage removal, snow and ice removal, sprinkler fireline systems and sprinkler supervisory service, exterior lighting, maintenance repair and replacement of the sanitary system (subject to the provisions of Paragraph 46 above), maintenance, repair and replacement ofthe  roofthat  is located over the common area of the Building, rental of machinery and equipment, cost of personnel to implement all of the foregoing, security and security guard service, and other similar costs of the type incurred in the operation of comparable properties plus Landlord's management fee of four (4%) percent of Landlord's Cost. The parties acknowledge and agree that (i) Landlord does not, and will not be required to, provide concierge services at the Building, and (ii) the usage of irrigation systems serving the Real Property shall be measured by two (2) existing meters for purposes of determining the cost of irrigation to be included in Landlord's Cost.  In an effort to control Landlord's Cost, Landlord agrees that, for the first Lease Year, Landlord shall either (y) use Tenant's current vendors for services at the Real Property, or (z) in the event Tenant's current vendors are not performing the required services to Landlord's reasonable satisfaction, utilize vendors with pricing structures and service levels reasonably comparable to the pricing structures ofTenant's current vendors. From and after the second Lease Year, Landlord agrees to use vendors whose rates are reasonably competitive with those of other vendors offering similar services for comparable buildings.

48.            Repairs.

(a)       Subject to the provisions of Paragraphs 9 and 58 of this lease, during the full term of this lease, Landlord shall make all structural repairs to the Demised Premises, except those which shall have been occasioned by the acts of omission or commission of Tenant, its agents, employees or invitees, which repairs Landlord shall make at Tenant's sole cost and expense. Structural repairs are hereby defined to be repairs to the roof supports, the bearing walls, foundation and the structural steel.   Landlord shall perform all maintenance and repair work with reasonable diligence and in a workmanlike manner and agrees to use commercially reasonable efforts to minimize interference with Tenant's  business operations at the Demised Premises.  Except for Landlord's obligations specifically set forth in this Paragraph 48,  Tenant shall, at its own cost and expense, keep the Demised Premises in good condition, repair and appearance at all times throughout the term of this lease including, without limitation, (i) maintenance, repair and replacement of the electrical, plumbing, sprinkler, heating, air conditioning, ventilation, life safety and all other mechanical systems servicing the Demised Premises; (ii) regularly-scheduled cleaning and maintenance of the interior of the Demised Premises; (iii) the maintenance, repair and replacement of all windows, doors and plate glass; and (iv) maintenance, repair and replacement of the roof, other than with respect to the roof area described in Paragraph 47 above and the roof supports described in this Paragraph 48(a).  Tenant shall at all times obtain and keep in full force and effect for the benefit of Landlord and Tenant with a responsible company doing business in Suffolk County a service, repair and maintenance contract with respect to the heating, ventilating and air conditioning systems servicing the Demised Premises.   A copy of such contract and renewals thereof shall, upon issuance and thereafter not later than ten (10) days prior to expiration, be furnished to Landlord together with evidence of payment.

4

(b)       Notwithstanding anything to the contrary contained in this lease, if there exists the need for a repair in the Demised Premises for which Landlord is responsible hereunder (other than an Emergency Repair [as hereinafter defined] or an Immediate Repair [as hereinafter defined]), and Landlord has failed to either (i) commence and diligently pursue the completion of such repair, or (ii) deliver written notice to Tenant disputing the necessity of, or Landlord's  responsibility for, the subject repair (either such action being herein referred to as a "Landlord Repair Response"), within thirty (30) days following  written notice thereof by Tenant, then Tenant may deliver a five (5) business day notice of Tenant's intention to arrange for the performance of the subject repair for the account of Landlord.  If there has still not occurred a Landlord Repair Response by the expiration of the aforementioned five (5) business day period, then Tenant may arrange for the performance of the subject repair and Landlord shall promptly reimburse Tenant for the reasonable, out-of-pocket expenses incurred by Tenant in connection therewith.  However, Tenant acknowledges and agrees that (y) the exercise by Tenant of the foregoing self-help right shall be limited to the boundaries of the Demised Premises only or, subject to the further restrictions set forth in subsection (z) below, those portions of the Building which Tenant is entitled to use pursuant to this lease or which materially adversely affects Tenant's  access to and use of the Demised Premises, and (z) if any aspect(s) of the repair or restoration work would affect, touch or concern the Building systems or the common areas and/or exterior portions of the Building, then Tenant shall only engage a subcontractor(s) approved by Landlord for the performance of the subject work. For purposes of this Paragraph 48(b) only, the term "Emergency Repair" shall mean and refer to any repair which, if not promptly  performed,  will  likely result  in imminent  material  harm  to  persons  and/or  personal property.  In the event an Emergency Repair is necessary, Tenant shall be permitted to immediately perform the Emergency Repair, as set forth herein, without notice to Landlord.  For purposes of this Paragraph 48(b) only, the term "Immediate Repair" shall mean and refer to any repair which, if not promptly performed, will materially and adversely affect Tenant's normal use and occupancy of the Demised Premises.  In the event an Immediate Repair is necessary, Tenant shall be permitted to perform the Immediate Repair, as set forth herein, in the event Landlord has failed to commence such Immediate Repair within three (3) business days of written notice from Tenant of the need for such Immediate Repair.

49.           Taxes.

(a)       As used in and for the purposes of this Paragraph 49, the following definitions shall apply:

(i) "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (w) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (x) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (y) a license fee measured by the rent payable by Tenant to Landlord, or (z) any other tax, levy, imposition, charge or license fee however described or imposed; then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes. Except as otherwise set forth in the preceding sentence, the term "Taxes" shall not include federal, state or local income taxes; occupancy or rental taxes; taxes on gross receipts or profits; franchise, gift, transfer, excise, capital stock, estate or inheritance taxes; penalties and/or interest for late payments.

(b)       During the Term, Tenant shall pay Landlord Tenant's  Proportionate Share ofTaxes levied against the Real Property as additional rent ("Tenant's Tax Payment" or "Tax Payment").

(c)       Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement").   Each Tax Payment with respect to Taxes levied for a calendar or fiscal year, as applicable, which begins prior to the Commencement Date or ends after the expiration or earlier termination of this lease, and any tax refund pursuant to Paragraph 49(e), shall be prorated to correspond to that portion of such calendar year or fiscal year, as applicable, occurring within the Term. Within thirty (30) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount ofTenant's Tax Payment. At Landlord's option, on the first day of each month following the rendition of each Landlord's  Statement, Tenant shall pay to Landlord, on account of Tenant's  next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's  last Tax Payment due hereunder, which sum shall be subject to reasonable adjustment (no more than once per calendar year) for subsequent increases in Taxes.

5

(d)       If during the Term, Taxes are required to be paid by Landlord as a tax escrow payment to a mortgagee, then, at Landlord's option, the installments ofTenant's Tax Payment shall be correspondingly accelerated so that Tenant's Tax Payment or any installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

(e)       Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or other governmental authority for the purpose of changing the Taxes (a "Tax Contest").  If, as a result of a Tax Contest, Landlord receives a refund of Taxes attributable to any tax year or tax years occurring during the Term, then, provided Tenant had made full payment of Tenant's Tax Payment for the Term, Landlord shall recalculate each affected Tenant's Tax Payment based upon the finally determined Taxes for each affected tax year and deliver a revised Landlord's Statement to Tenant.  If the Tenant's Tax Payment on the revised Landlord's Statement exceeds the amount paid by Tenant for the original Tenant's Tax Payment, then Tenant shall pay to Landlord such excess, as additional rent, within fifteen (15) days of the delivery of the revised Landlord's Statement.  In the event that the amount paid by Tenant for the original Tenant's Tax Payment exceeds the amount ofthe revised Tenant's Tax Payment, then Landlord, at its option, shall either refund such excess to Tenant, or credit such excess to Tenant towards the next due installment(s) of Taxes.  Landlord shall have the right to either, in Landlord's sole discretion, (i) include in the calculation of Taxes (for a subsequent tax year), the actual, out-of-pocket costs and expenses incurred by Landlord in instituting and prosecuting a Tax Contest hereunder, or (ii) deduct from any refund that may become due to Tenant as a result of the Tax Contest, Tenant's Proportionate Share of the actual, out-of-pocket costs and expenses incurred by Landlord in instituting and prosecuting a Tax Contest hereunder.

(f)        Landlord's failure to render a Landlord's Statement with respect to any month of the Term shall not prejudice Landlord's right to render a Landlord's Statement with respect to any month of the Term.  The obligations of Tenant under the provisions of this Article with respect to any additional rent for the Term shall survive the expiration or any sooner termination of the Demised Term  for a period of three (3) years following the later of the scheduled date of expiration of the Term or the date on which Tenant has fully surrendered and vacated the Demised Premises in the condition required under this lease.

(g)       Notwithstanding  anything contained to the contrary in this Paragraph 49, if any increase in Taxes shall be due to improvements made or performed by or on behalf of Tenant, such increases shall be paid in full by Tenant each year without apportionment.

50.            Landlord's  Financing.  At the request of Landlord, Tenant agrees to furnish Landlord with a current financial statement prepared by a certified public accountant or any other instrument which may be needed by Landlord for purposes of financing or selling the Real Property.  Notwithstanding the foregoing, in the event the capital stock of Tenant is then traded on a National Exchange (as defined under Federal securities law) and Tenant's most recent 10-K (and, if more recent 10-Q) is readily available to the public for review (i.e., via the internet), Landlord shall obtain same from such sources.  If, in connection with obtaining financing for the Real Property, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will enter into an agreement reflecting such modifications provided that such modifications do not increase the obligations of Tenant hereunder, diminish the rights of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

6

51.           Use.

(a)       Tenant covenants that the Demised Premises will not be used so as to adversely interfere with other tenants in the Building. Tenant also covenants that no noise or noxious fumes or odors will be created by Tenant so as to adversely interfere with the quiet enjoyment of the other tenants of their respective demised portions of the Building. Landlord shall be the sole judge on the question of noise, noxious fumes and odors, which judgment shall be exercised reasonably by Landlord.  Notwithstanding the foregoing, Landlord acknowledges that the normal and customary operation of a semi-conductor business as currently conducted shall not be deemed to adversely interfere with other tenants in the Building or create noise, noxious fumes or odors which adversely interfere with other tenants' quiet enjoyment of their respective demised portions of the Building.

(b)       Tenant shall provide and maintain, at its expense, the hand-held fire extinguishers that are required to be maintained in Demised Premises by the governmental agency having jurisdiction over this matter.

(c)       Tenant shall not obstruct or encumber, or cause to be obstructed or encumbered, the sidewalks, area ways or other public portions of the Real Property, without limitation, the parking area, driveways and access areas adjacent to the Demised Premises and used in conjunction therewith; nor shall Tenant use same nor permit same to be used for any purpose other than ingress and egress to and from the Demised Premises.  However, Tenant may use, on an exclusive basis together with Landlord, the loading area appurtenant to the Demised Premises for loading and unloading.  In exercising Landlord's  right to use the aforementioned loading area, Landlord shall provide Tenant with prior notice of such entry (except in the event of an emergency), and shall use commercially reasonable efforts to (i) minimize interference with the conduct of Tenant's business at the Demised Premises, and (ii) avoid damaging any of Tenant's  property located therein.  Tenant shall not store any materials, goods or other items outside the building or the Demised Premises including, without limitation, inventory, furniture or equipment, except that Tenant shall have the right to store equipment and materials within the outdoor storage area currently being utilized by Tenant at the Real Property, subject to compliance with all applicable laws, codes, ordinances, rules and regulations applicable with respect to such storage.  Notwithstanding anything to the contrary contained in this lease, Landlord agrees that Tenant's employees shall have the right to store bicycles for their personal use either within the Demised Premises or in a bicycle storage area outside of the Building in a location designated by Landlord.

(d)       Tenant shall, at its own cost and expense, procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and that all governmental requirements relating to the use or uses of the Demised Premises by the Tenant shall be complied with by the Tenant at its own cost and expense.

(e)       Tenant agrees that the value of the Demised Premises and the reputation of the Landlord will be seriously injured if the Demised Premises are used for any obscene or pornographic purposes or if any obscene or pornographic material is permitted in the Demised Premises. Tenant further agrees that Tenant will not knowingly or intentionally permit any of these uses by Tenant or a sublessee or assignee of the Demised Premises. This Paragraph shall directly bind any successors in interest to Tenant. Pornographic material is defined for purposes of this Paragraph as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.  Obscene material is defined here as it is in Penal Law Section 235.00.

(f)        Tenant, at its sole cost and expense (but without any additional Rent being payable to Landlord with respect thereto), shall have the right to install a security booth (the "Security Booth") on the first floor of the Building provided (1) the Security Booth shall be in a location to be indicated on Exhibit A-1 attached hereto, (2) type and location of furniture to be used in the Security Booth shall be subject to Landlord's sole discretion,, and (3) any such installation and maintenance of the Security Booth shall be subject to compliance with all applicable laws, ordinances, codes, rules and regulations and otherwise in compliance with the terms and conditions of this Lease, including, without limitation, Article 45 hereof.  Landlord shall provide Tenant with specifications for seating of guests in the area adjacent to the Security Booth.  The parties acknowledge and agree that the Security Booth is and is intended to be the same "Security Booth" as described in the Tenant Leases (as hereinafter defined) and in no event shall Tenant be entitled, under the Tenant Leases, to more than the one (1) Security Booth described herein.

7

(g)       Landlord covenants that Tenant shall have access to and use of the Demised Premises twenty-four (24) hours per day, seven (7) days per week.

52.           End of Term. In the event of any holding over by Tenant after the expiration or termination of this lease without the consent ofLandlord, Tenant shall: (i) pay as use and occupancy for each month of the holdover an amount equal to the greater of (a) the fair market rental value of the Demised Premises for such month (as reasonably determined by Landlord) or (b) one hundred fifty (150%) percent of the Rent payable by Tenant for the month prior to the Expiration Date of the term of this lease, and otherwise observe, fulfill and perform all of its obligations under this lease, including, but not limited to, those pertaining to payment of one hundred percent (100%) of the additional rent due hereunder, in accordance with its terms; (ii) if such holdover lasts longer than sixty (60) days, be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Demised Premises by reason of the holdover by Tenant; and (iii) if such holdover lasts longer than sixty (60) days, be liable to Landlord for any damages suffered by Landlord (including any reasonable attorneys fees and disbursements) as the result of Tenant's failure to surrender the Demised Premises. Notwithstanding anything contained in this Paragraph to the contrary, the acceptance of any Rent or use and occupancy paid by Tenant pursuant to this Paragraph 52, shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The provisions of this Paragraph 52 shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import. No holding over by Tenant after the Term shall operate to extend the Term. The holdover, with respect to all or any part of the Demised Premises, of a person deriving an interest in the Demised Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

53.            Landlord's  Work.   Tenant  hereby accepts  the Demised  Premises  in its current "as  is" condition and hereby agrees that Landlord shall have no obligation to perform any work or incur any expense in connection with Tenant's  use and occupancy of the Demised Premises.   If and to the extent necessary to accommodate the performance of any construction or alteration of the Building, Tenant shall have the responsibility for, and bear the expense of, moving Tenant's  personnel and personal property in and about the Demised Premises (including, without limitation, any necessary disconnection, relocation andre-connection of data and telecommunications wiring and equipment). Tenant stipulates, acknowledges and agrees that Tenant intends to takes occupancy of the Demised Premises on or about the Commencement Date; that some construction and alterations may be performed during a period while Tenant remains in use and occupancy of the Demised Premises, during regular business hours; that Landlord shall not be liable for any inconvenience to Tenant or for interference with Tenant's business or use of the Demised Premises or any portion thereof during the performance of such construction and alterations; and that the timing of performance and completion of such construction and alterations shall have no impact upon the timing of the Commencement Date or the obligation of Tenant to pay Rent and additional rent under this lease.

54.           Assignment/Subletting.

(a)       Subject to the provisions of Paragraph 54(h), below, Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.   Tenant may assign this lease or sublet the Demised Premises with Landlord's  written consent provided:

(i)         That such assignment or sublease is for a use which is in compliance with the terms of this lease, the then existing zoning regulations and the Certificate of Occupancy;

8

(ii)        That at the time of such assignment or subletting, there is no default under the terms of this lease on Tenant's part which has not been cured prior to the expiration of all applicable grace periods;

(iii)       That in the event of an assignment, the assignee assumes in writing the performance of all of the terms and obligations to be performed by Tenant under this lease from and after the date of such assignment;

(iv)       That a duplicate original of said assignment or sublease be delivered to Landlord at the address herein set forth within twenty (20) days from the said assignment or sublease and within one hundred twenty (120) days of the date that Tenant first provides Landlord with the information required under Paragraph 54(f) below;

(v)        That, in the event Tenant shall request Landlord's  consent to a proposed assignment of this lease or proposed sublease of all or a portion of the Demised Premises, Tenant shall pay or reimburse to Landlord the reasonable attorney fees and disbursements  incurred by Landlord in processing such request, which fees and disbursements shall not exceed $1,500.00 in any one instance;

(vi)       Such assignment or subletting shall not, however, release Tenant from its liability for the full and faithful performance of all of the terms and conditions of this lease;

(vii)      If this lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Rent and additional rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and additional rent herein reserved;

(b)       Notwithstanding  anything  contained  in  this  Paragraph  54  to  the  contrary,  no assignment or subletting shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed sublease), and Landlord, within thirty (30) days after the receipt thereof, has not accepted in writing the offer by Tenant to cancel and terminate this lease and to vacate and surrender the Demised Premises.

(c)       Unless otherwise consented to by Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), in writing, in no event shall Tenant have the right to sublease more than fifty (50%) percent of the aggregate of the space leased to Tenant under the Tenant Leases (as defined herein). The restriction contained in this Paragraph 54(c) shall not apply to transactions set forth in Paragraph 54(h) below.

(d)       Tenant shall not mortgage, pledge, hypothecate or otherwise encumber its interest under this lease without Landlord's prior written consent.

(e)       Without affecting any of its other obligations  under this lease, Tenant  will pay Landlord as additional rent fifty (50%) percent of any sums or other economic consideration, which (i) are actually received by Tenant as a result of a subletting whether or not referred to as rentals under the sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection with the subletting in question); and (ii) exceed in total the sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such sublease), it being the express intention of the parties that Landlord and Tenant shall share equally in any profit by reason of such sublease.  Tenant will not amend the sublease in such a way as to reduce or delay payment of amounts which are provided in the sublease approved by Landlord. Any amendment or modification of an assignment or sublease shall be deemed to be a new assignment or sublease and shall require the prior written consent of Landlord.

9

(f)        Landlord agrees that it shall not unreasonably withhold its consent to a subletting or assignment in accordance with the terms of this Paragraph 54. In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the Building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the Building and the other tenants of Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building in a five (5) mile radius of the Building which is owned by Landlord or its affiliate or to a proposed subtenant or assignee with whom Landlord is negotiating, or has negotiated in the preceding six (6) months, a lease or if, at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods, of any of the terms, covenants and conditions of this lease to be performed by Tenant.  At least thirty (30) days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the  proposed subletting  or assignment,  which notice  shall contain  or  be accompanied  by the following information:   (i) the name and address of the proposed subtenant or assignee; (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use ofthe premises to be demised; (iii)   the most recent two (2) years of balance sheets and profit and loss statements of the proposed subtenant or assignee or other financial information satisfactory to Landlord; and (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

(g)       The listing of an assignee's  or subtenant's  name on the door or Building directory shall not be deemed Landlord's consent hereunder.

(h)       Notwithstanding anything contained in this Paragraph 54 to the contrary, Tenant may assign this lease or sublet all or a portion ofthe  Demised Premises without Landlord's consent but upon prior written notice to Landlord (each, a "Permitted Transferee") (i) to an Affiliate (as defined herein) of Tenant; or (ii) in connection with transactions with an entity into or with which Tenant is merged or consolidated or to a person or entity to which all or substantially all of Tenant's assets, and/or stock, partnership or membership interests are sold or otherwise transferred, provided that such merger, consolidation, transfer or sale of assets, stock or interests is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby and/or avoiding the requirements of this Paragraph 54, and provided further, that in any of such events described in items (i) or (ii) above, the use of the Demised Premises shall remain unchanged. The provisions of Paragraph 54(b) above shall not apply to assignments or sublets to a Permitted Transferee. For the purposes of this lease: (x) the term "Affiliate" shall mean any designated person or entity, any other person or entity which controls, is controlled by, or is under common control with, such designated person or entity, and a corporation or other entity which provides financial, investment or insurance services and products to Tenant's members as part ofTenant's regular business regardless of control; and (y) "Control" (and with correlative meaning, "controlled by" and "under common control with") shall mean ownership or voting control of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question.

55.           Parking. The parking areas available for the use of the Tenant herein and the other tenants of the Building of which the Demised Premises form a part are to be used by  Tenant, its servants, employees, agents, business invitees and patrons on a first come first served basis, subject to the. rules and regulations of Landlord. However, Tenant shall be permitted to use under all of the Tenant Leases (as hereinafter defined) three hundred twenty-five (325) parking ~~spaces in the area as shown on the Parking Plan attached here as Exhibit E.~~ For purposes of this lease, the term "Tenant Leases" shall mean and refer to: (i) this lease, (ii) that certain Lease Agreement dated March 13, 2012, between Landlord and Tenant for the lease of 10,217 rentable square feet at the Building (the "10,217 SF Lease"), and (iii) that certain Lease Agreement dated March 13,2012, between Landlord and Tenant for the lease of 111,933 rentable square feet at the Building (the "111,933 SF Lease"). It is also understood and agreed that Landlord shall have the right at any time to modifY or alter the parking layout and traffic pattern in the parking areas and to diminish the available parking areas so long as such modifications or diminutions do not affect Tenant's right to use three hundred twenty- five (325) parking spaces at the Real Property, without any liability to Tenant or any diminution or abatement of rent or additional rent.

10

56.           Cleaning and Rubbish Removal.

(a)       All cleaning and janitorial work at the Demised Premises shall be done by Tenant at the sole cost and expense of Tenant.  Tenant shall provide for its own trash, rubbish and garbage removal at its own expense and all rubbish, trash and garbage shall be kept at the Demised Premises subject to the rules and regulations of the appropriate municipal authorities having jurisdiction thereof, and shall at all times be kept in closed dumpsters to be provided by Tenant at its sole cost and expense in locations determined by Landlord and reasonably acceptable to Tenant. The parties hereto acknowledge and agree that, with respect to the existing trash compactor in the bay of the Building, Landlord may, at its option, either (i) elect to share such existing trash compactor with Tenant (in which event Landlord shall maintain and Tenant shall be required to pay Tenant's Proportionate Share of the cost and expense of such existing trash compactor as part of Landlord's Cost [as defined in Paragraph 47 above]), or (ii) elect to forego use of and access to the existing trash compactor (in which event Tenant shall have the sole right to use and access same and shall be required to pay for all of the costs and expenses incurred in connection with such existing trash compactor). In the event Landlord elects to share the use of the existing trash compactor, as provided above, Landlord's cleaning company shall have access to such trash compactor during non-business hours only, and such company shall be bonded.

(b)       Tenant  shall  pay directly  to  the  applicable  governmental  municipalities  or  to Landlord, as the case may be, any waste generation fee(s) (including any service charges imposed in connection therewith) which are charged by such governmental municipalities in connection with Tenant's use of Tenant's designated dumpster at the Building (collectively, the "Waste Generation Fees").  Within thirty (30) days of Tenant's receipt of official receipts stamped paid by the applicable governmental authorities,  Tenant shall provide Landlord with copies of such receipts or other proof satisfactory to Landlord evidencing such payment. If Tenant fails to pay the Waste Generation Fees when due, Landlord may, but is not obligated to, pay such Waste Generation Fees and all such Waste Generation Fees paid by Landlord, plus any and all reasonable, out-of-pocket additional costs and expenses incurred by Landlord in connection therewith, including reasonable attorney's fees, shall be deemed  additional  rent and shall be payable by Tenant  within thirty (30) days after demand. Tenant's  payment of the Waste Generation Fees shall be in addition to (and not in lieu of) any amounts which Tenant may pay in connection with its removal of trash, rubbish and garbage from its Demised Premises.

57.           Hazardous Materials.   Except as otherwise provided herein, Tenant shall keep or cause the Demised Premises to be kept free of Hazardous Materials (hereinafter defined).   Without limiting the foregoing, Tenant shall not cause or permit the Demised Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials in contravention to, or in amounts greater than permitted by, applicable law, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant  or any person or entity claiming  through or  under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Demised Premises or onto any other property.  Tenant shall comply with and ensure  compliance  by all  Related  Parties  with  all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever  and by whomever  triggered  (including, without limitation, any regular testing regimes required by law; which testing, Landlord shall have the option to perform at Tenant's sole cost and expense), and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder.  Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Demised Premises which were introduced by Tenant or Related Parties (a) in accordance  with all applicable  Federal, State and Local laws, ordinances,  rules, regulations, policies, orders and directives, and (b) to the reasonable satisfaction of Landlord, and (ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, members, partners, principals  and  directors,  from  and  against  any  claims,  demands,  penalties,  fines,  liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise through or on account of Tenant or Related Parties; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials through or on account of Tenant or Related Parties; (c) any lawsuit brought or threatened, settlement reached, or government order

11

relating to such Hazardous Materials through or on account of Tenant or Related Parties; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord, which are based upon or in any way related to such Hazardous Materials through or on account of  Tenant or Related Parties, including,  without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.  Tenant shall immediately notifY Landlord in writing of any actual or threatened release of any Hazardous Materials on, in or about the Demised Premises, including notification to Landlord if Tenant receives any notice or requests for inspection or information from any Federal, State or local official or agency which pertains to Hazardous  Materials.   Copies of all reports, notices,  correspondence,  and  other  documents  received  from  or  submitted  to  governmental authorities, and of all technical data, test results, expert opinions and other materials generated in connection with the contamination or other response or remedial activities, shall be provided to all parties to this lease. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Demised Premises to Landlord free of any and all Hazardous  Materials so that the conditions of the Demised Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Demised Premises.  In the event that Landlord has a good faith belief that there has been a release of Hazardous Materials for which Tenant is responsible hereunder, Landlord shall have the right to engage an environmental engineering or consulting firm to conduct an inspection of the Real Property and Demised Premises at Tenant's  sole cost and expense.  Tenant shall reimburse Landlord for the reasonable cost of any such inspection as well as the actual, out-of-pocket cost of any clean-up and testing performed pursuant thereto with respect to Hazardous Materials for which Tenant is responsible hereunder. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation  Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections  9601, et seq.), and in the regulations adopted  and publications  promulgated  pursuant thereto, or any other Federal, State or Local environmental  law, ordinance,  rule, or regulation. Tenant specifically acknowledges and agrees that it shall be and remain responsible for any Hazardous Materials existing at the Demised Premises as of the date hereof, as more particularly described in that certain Phase I Environmental Site Assessment prepared by Parsons Brinckerhoff, Inc., dated September 7, 2011, and in that certain Stormwater Drywell Investigation and Sampling Report prepared by Cashin Technical Services, Inc., dated October 21, 2011.  In no event shall Tenant be responsible or liable for Hazardous Materials introduced to the Demised Premises by Landlord, Landlord's agents or contractors or any other tenants or occupants of any part of the Real Property (other than an assignee or subtenant of Tenant).  Notwithstanding anything to the contrary contained herein, Tenant may, in the normal and customary operation of its business, maintain and use in the Demised Premises certain commercially reasonable amounts of the chemicals and other substances set forth on Exhibit "C" of this lease, as same may be updated from time to time by Tenant (with any such updates being subject to Landlord's  prior written approval, which approval shall not be unreasonably withheld or delayed), provided that (i) such materials and other substances are used and stored in compliance with all applicable laws, and (ii) the indemnification obligations of Tenant set forth in this Paragraph 57 shall apply with full force and effect thereto.  Tenant's obligations under this Paragraph 57 shall survive the expiration or earlier termination of the term of this lease.

58.            Default.

(a)       In addition  to the rights and remedies set forth in Paragraphs 17 and 18 hereof, Landlord shall have the right to cancel this lease in the manner therein provided in the event that (i) Tenant shall have failed to pay any installment ofRent  provided herein within five (5) business days after written notice and demand for payment thereof or (ii) shall have defaulted in payment of additional rent set forth herein for a period of five (5) business days after written notice and demand for payment of same, or (iii) Tenant has not, within three (3) days of notice from Landlord, commenced and diligently prosecuted the cure of a default, the continuation of which, is a threat to the safety or welfare of the Building occupants or public, or (iv) there is a default beyond the expiration of applicable notice and cure periods, under the 10,217 SF Lease and/or the 111,933 SF Lease.

12

(b)       In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 5 ($0.05) cents for each dollar so due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment ofrent by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge does not create a borrower/lender or borrower/creditor relationship between Landlord and Tenant.  The demand and collection of the aforesaid late charges shall in no way be deemed a waiver of any and all remedies that the Landlord may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of rent or additional rent.

(c)       In the event that Landlord shall bring any proceeding against Tenant for recovery of money damages, or for possession of the Demised Premises by reason of nonpayment of Rent or additional rent, and Landlord shall incur costs and expenses by reason thereof or by reason of such monetary default, such charges, including reasonable legal fees, shall be due and payable from Tenant as additional rent and shall become immediately due and payable upon the incurrence of same. This provision shall expressly apply following the expiration or early termination of this lease where the Tenant, subtenant or assignee continues in possession of the Demised Premises.

(d)      [Intentionally Omitted].

(e)       At any time after this lease is terminated or the Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly deficiencies pursuant to Paragraph 18 of the preprinted portion of this lease, Landlord, at its sole discretion, shall be entitled to recover from Tenant, and Tenant shall  pay to Landlord, on demand, as and for liquidated  and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of five (5%) per cent per annum. If, before presentation ofproofofsuch liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount ofRent  and additional rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

(f)        Nothing contained  in this lease shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

(g)       The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

59.           Insurance.

(a)       Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (i) Commercial General Liability Insurance, on an occurrence basis, such insurance to afford protection in an amount of not less than One Million ($1,000,000) Dollars coverage for bodily injury, death and property damage arising out of any one occurrence and Two Million ($2,000,000) Dollars in the aggregate (such limit to apply on a "per location basis"), protecting Tenant as the insured and Landlord and its construction affiliate and management company, as well as any other parties whose names have been provided by Landlord to Tenant from time to time, as additional insureds (in a blanket endorsement form reasonably satisfactory to Landlord in its reasonable discretion) against any and all claims for personal injury, death or property damage, such insurance to provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord or any other party named as an additional insured; Such insurance shall include

13

coverage for a blanket contractual liability and shall also include Products/Completed Operations (ii) "All Risk" Property Insurance on Tenant's property including improvements and betterments made by or on the behalf of Tenant, (and including, without limitation, Business Interruption coverage providing for the payment of all rent and additional rent payable under this lease for a period of twelve (12) months including "Extra Expense" and Equipment Breakdown Insurance) insuring Tenant's  property and equipment for the full 100% replacement cost value thereof; (iii) Workers Compensation Coverage and Employers Liability Coverage as required by law; (iv) New York DBL Coverage, as required by law; (v) Business Automobile Coverage in an amount of not less than One Million ($1,000,000) Dollars combined single limit per accident for bodily injury or property damage (which policy form shall include coverage for "Any Auto" which includes autos owned, hired and non-owned); (vi) Umbrella Liability Coverage with limits of liability of not less than Five Million ($5,000,000) Dollars per occurrence and in the aggregate per location; and (vii) any other insurance required by law.  All deductibles shall be paid by Tenant and shall not exceed $50,000.00.  None of Tenant's  insurance policies may provide for a self-insured retention.

(b)      All insurance required to be carried by Tenant pursuant to the terms of this lease shall be written in form and substance reasonably satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord and shall be rated in Best's Insurance Guide or any successor thereto as having a Best's Rating of not less than "A" and a "Financial Size Category" of not less than "X", or if such ratings are not then in effect, the generally accepted equivalent thereof or such other financial rating as Landlord may at any time consider reasonably appropriate. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord, after reasonable written notice to Tenant, may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the maximum rate permitted by law, to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that no material change in coverage shall be made thereto unless Landlord shall have received at least thirty (30) days prior written notice thereof by certified mail, return receipt requested. Appropriate certificates (on the forms currently designated "Acord Form 28" for property insurance and "Acord Form 25" for liability insurance, or their equivalent) shall be deposited with Landlord on or prior to the commencement of the Term hereof. Within ten (10) days after Landlord's written request, Tenant shall provide Landlord with certified copies of its applicable insurance policies; provided, however that Tenant may redact any confidential information contained therein prior to delivering such certified copies to Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

(c)       Tenant shall cause each insurance policy carried by it and insuring its fixtures and contents, or the betterments and improvements made by Tenant, against loss by fire and other hazards to be written in a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by any such policy or policies. Landlord shall not be liable to the Tenant for any loss or damage caused by fire or other hazards.

(d)       Landlord will cause each insurance policy carried by Landlord and insuring the Building and Demised Premises against loss by fire and other hazards to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policy or policies. Tenant shall not be liable to Landlord for any loss or damage caused by fire or other hazard.

(e)       If Tenant shall at any time fail to maintain insurance as, and to the extent, required hereunder, Tenant hereby releases Landlord from all loss or damage which could have been covered by such  insurance  if Tenant  had  maintained  such  insurance,  including  the deductible  and/or uninsured portion thereof.  In no event, however, shall the foregoing clause increase the liability Landlord may otherwise have under this lease for such loss or damage. If Landlord shall at any time fail to maintain insurance as, and to the extent, required hereunder, Landlord hereby releases Tenant from  all  loss or damage  which  could  have  been covered  by such  insurance  if Landlord  had maintained such insurance, including the deductible and/or uninsured port thereof.   In no event, however, shall the foregoing clause increase the liability Tenant may otherwise have under this lease for such loss or damage.

14

(f)       [Intentionally Omitted].

(g)  Throughout the term of this lease, Landlord shall maintain (i) commercial general liability insurance coverage on an occurrence basis, including contractual liability, insuring against Landlord's liability arising out of bodily injury, death or property damage with respect to the Real Property, the Building and any common areas in an amount of not less than One Million $ 1,000,000.00) Dollars and Two Million ($2,000,000.00) Dollars in the aggregate, and (ii) "all risk" property insurance coverage on the Real Property, the Building and Landlord's equipment for the fall 100% replacement cost value thereof. Tenant shall reimburse Landlord, as additional rent (the "Insurance Cost"), for Tenant's Proportionate Share of all premiums for insurance carried by Landlord on or with respect to the Building and the Real Property (including, without limitation, Landlord's All-risk property insurance upon the Building and Real Property, as well as environmental, Commercial General Liability and Umbrella/Excess Liability; provided, however that Insurance Cost shall in no event include costs for Landlord's Auto Liability and workman's compensation insurance.

60.           Broker. Landlord and Tenant each represents to the other that this lease was not brought about by any broker and that all negotiations with respect to this lease were conducted exclusively between Landlord and Tenant. Each party (the "Indemnifying Party") agrees that if any claim is made for commissions by any broker claiming to have worked on behalf of the Indemnifying Party with respect to this lease, the Indemnifying Party will indemnify, defend and hold the other party free and harmless from any and all liabilities and expenses in connection therewith, including the other party's reasonable attorney's fees. Notwithstanding anything to the contrary contained in this Paragraph 60, the parties each acknowledge their dealings with CB Richard Ellis, Inc. ("CBRE") in connection with the sale-leaseback transaction of which this lease is a part, and Tenant represents that any and all commissions due CBRE in connection with the sale-leaseback are being paid by Tenant.

61.           Conditions of Landlord's Liability. Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence or willful misconduct ofLandlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured and except to the extent Tenant is contributorily negligent) in or upon the Demised Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, or steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Demised Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Demised Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property. Whenever Tenant shall claim under this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant for which Landlord is specifically obligated to be reasonable under this lease, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

62.           Cafeteria. The parties acknowledge that a food service is or shall be provided in the lower level of the Building. The parties further acknowledge that, although the existing food service facility in the Building will be in place the Commencement Date, shortly thereafter Landlord will be relocating the food service facility to the lower level of the Building (the "Food Service Relocation"). Landlord estimates that the Food Service Relocation will take approximately six (6) weeks (which time period may be further extended as a result of delays in Landlord obtaining all required

15

 required governmental and/or municipal inspections, approvals, authorizations or consents, including, without limitation, any required inspections by and authorizations from the Department of Health, although Landlord agrees to use reasonable diligent in obtaining same), during which period there will be no food service facility in the Building.  Notwithstanding the foregoing, Landlord agrees that during the Food Service Relocation, it will arrange for limited food service to be available at the Building (i.e., prepared foods, such as sandwiches and beverages sold by food service personnel, not served from a vending machine). Once the Food Service Relocation is completed, Landlord agrees that the service provided in the food service facility shall be similar in quality to that which is offered in similar Class "A" office buildings. For so much of the Term as such food service is provided in the Building, Tenant shall be permitted to invite its principals and employees to use same for the purchase and consumption of food and beverages offered for sale. Tenant shall pay or reimburse Landlord, on a monthly basis, for Tenant's Proportionate Share of any subsidy provided by Landlord to the food service operator, but in no event shall Tenant's Proportionate Share of the subsidy exceed $15,000.00 per annum. Tenant shall also have the right to use the food service area from time to time and at any time after 3:00 p.m on weekdays for the hosting of business events or functions so long as (a) Tenant provides Landlord with reasonable prior notice of the date, time and nature of such events or functions, (b) Tenant reimburses Landlord, on demand, for any additional cost or expense actually incurred by Landlord in connection with such events or functions (e.g., security services, cleaning services, etc.), and (c) Tenant enters into such agreements for such use of the food service area as Landlord and the food service provider may reasonably request. The use of the food service shall be subject to the reasonable rules and regulations of Landlord and/or the operator of the food service now or hereafter imposed. Notwithstanding anything to the contrary contained in this Paragraph, if the food service opens for business and subsequently closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease, except that Tenant shall not be required to pay Tenant's Proportionate Share of the food service subsidy for the period in which the food service is not operational. Further, in the event there is no food service in the Building for thirty (30) or more consecutive days, Landlord shall provide Tenant with a revocable license to use the food service area so that Tenant can provide its own licensed and reputable food service operator for the purpose of providing food service in the lower level of the Building.

63.           Fitness Facility. The parties acknowledge that a fitness facility is or shall be provided in the lower level of the Building, containing approximately 3,000 rentable square feet, in or about the location shown on Exhibit "D" annexed hereto and made a part hereof. For so much of the Term as such fitness facility is provided in the Building, Tenant's principals and employees may use same at a cost of $100 per year per member (which amount is subject to reasonable increases from time to time during the Term). Landlord agrees to maintain the fitness facility in good condition and Landlord shall be responsible, at its sole cost and expense, for the maintenance, repair and replacement of the fitness facility and equipment located therein. The use of the fitness facility shall be subject to the reasonable rules and regulations ofLandlord now or hereafter imposed. Notwithstanding anything contained herein to the contrary, if the fitness facility closes, either temporarily or permanently, there shall be no abatement or diminution of Rent and Tenant shall in no event be relieved from any of its obligations under this lease.

64.   Miscellaneous.

(a)  This lease shall not be recorded. No memorandum of this lease shall be recorded without the express written consent of Landlord.

(b)  The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any of the other provisions contained in this lease. Landlord and Tenant understand, agree and acknowledge that this lease has been freely negotiated by both parties and that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this lease or any of its terms and conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this lease or any portion hereof.

(c)  There are no oral agreements between the parties hereto affecting this lease and this lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and shall not be used to interpret or construe this lease.

16

(d)  Wherever in this lease there is any conflict between the provisions of any of the preprinted portions of the lease and the non-preprinted portions of the lease (e.g. typewritten or handwritten changes to the pre-printed form and the provisions of this rider), the non-preprinted provisions shall be deemed to supersede the preprinted provisions.

(e)  Any references in the printed portions of this lease to the City of New York and the Administrative Code of the City of New York are deemed deleted, and where applicable the town in which the Demised Premises is located and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

(f)  This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

(g)  The mailing or delivery of a lease by the Landlord to a possible Tenant, its agent or attorney, shall not be deemed an offer nor shall any obligation or liability be created on the part of Landlord until such time as a lease, duly executed by the Landlord, is delivered to such possible Tenant, its agent or attorney.

(h)  Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises, (ii) all fires and other casualties within the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

(i)       In the event Standard Microsystems Corporation is no longer the "Tenant" under this lease, Landlord hereby reserves the right, in its sole discretion, to require that such successor "Tenant" deposit a security deposit (in an amount to be determined by Landlord, in its reasonable discretion) and, in such event, Paragraph 32 of the preprinted portion of this lease shall be re-inserted into the Lease. Additionally, in the event that Landlord holds such security deposit in an interest bearing account, Landlord may retain a portion of the interest earned thereon equal to one (1%) per annum of such deposit as an administrative fee.

(j)       In the event Landlord is not an individual, Landlord represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so. In the event that Tenant is not an individual, Tenant represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so.

(k)       Tenant hereby acknowledges that Landlord makes no representations as to the compatibility of the Building systems with Tenant's equipment.

(1)       Tenant shall indemnify, hold harmless and defend Landlord, its affiliates, managing agents, construction company, subsidiaries, directors, officers, employees and agents from and against any and all liabilities, claims, demands, damages, costs, expenses (including reasonable attorneys' fees) suits, judgments whether actual or alleged, including such for bodily injury or wrongful death to any person (including tenant employees and invitees) and property damage to any property, arising out of or in connection with the operations or business of the Tenant at the demised premises or real property; the acts or omissions of the Tenant, its sub-tenants, its employees, invitees, contractors or agents; or any breach of this lease or improper conduct. Upon notification by the Landlord of an indemnifiable event, Tenant at its own expense shall arrange for Landlord's defense (at Landlord's option) and confirm indemnification. Tenant will still be responsible to fulfill its obligations under this Article in the event Tenant or Tenant's insurance company does not accept a tender of claim by the Landlord. These indemnification provisions are to continue after lease expiration and are not limited by the amount of available insurance in place. Tenant agrees not to settle any claims pursuant to this indemnity without Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

17

(m)     Landlord shall indemnify and save harmless Tenant, its affiliates, managing agents, directors, officers, employees and agents from and against all liability, claims, demands, damages, costs, expenses (including reasonable legal fees), suits and judgments arising from any injury or death to persons or any damage to the property of third parties sustained in the common areas of the Building or which arise out of construction or work performed by Landlord or its construction affiliate in an about the Building and/or Demised Premises and will further indemnify and save harmless Tenant against and from all costs, expenses, and liabilities incurred in connection with any such claim or loss or action or proceeding brought thereon (including reasonable attorney fees and costs); and in case any action or proceeding be brought against Tenant by reason of any such claim or loss, Landlord, upon notice from Tenant, agrees that Landlord, at Landlord's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Tenant. Landlord will still be responsible to fulfill its obligations under this Article in the event Landlord or Landlord's insurance company does not accept a tender of claim by Tenant. These indemnification provisions are to continue after lease expiration and are not limited by the amount of available insurance in place. Landlord agrees not to settle any claims pursuant to this indemnity without Tenant's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(n)      Except with respect to damages set forth in Paragraph 52(ii) and (iii) hereof, neither party shall be liable to the other for any lost profits, incidental, special, exemplary, punitive, indirect or other consequential damages.

(o)      With respect to any dispute between Landlord and Tenant involving this lease which is resolved through legal proceedings, the non-prevailing party, if evident, shall bear all reasonable fees, costs and expenses of the subject legal proceeding, including, without limitation, the reasonable attorney's fees and costs of the prevailing party.

65.   INTENTIONALLY DELETED.

66.   Subordination. So long as Tenant continues to lease and occupy at least twenty-five (25%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord shall obtain for the benefit of Tenant a Subordination, Attornment and Non- Disturbance Agreement (an "SNDA") from Landlord's future mortgagees on such mortgagee's standard form. Tenant shall be responsible for paying (or reimbursing Landlord, as additional rent) for any fees or costs imposed by a mortgagee or its counsel in connection with the issuance and/or negotiation of any SNDA. Notwithstanding the foregoing, an SNDA shall not be required from the mortgagee existing as of the date of this lease.

67.   Tenant's Exclusive. So long as Tenant continues to lease and occupy at least fifty (50%) percent of the Building (taking into consideration premises leased pursuant to the Tenant Leases, collectively), Landlord covenants and agrees not to lease any space in the Building to a Competitor (as hereinafter defined) for a purpose in competition with Tenant's primary business (i.e., the manufacturing, testing, storing or sale of semi-conductors). The term "Competitors" shall mean and refer to the following entities: Alcor Micro Corp., ASIX Electronics Corp., Avnera Corporation, Broadcom Coiporation, Cypress Semiconductor, Davicom Semiconductor Inc., Display Link, eNe, Genesys Logic, GMT, Inc., Integrated Technology Express, Inc., Marvell Technology Group Ltd., Micrel Semiconductor, Inc., Nuvoton (formerly Winbond Electronics Corporation), Realtek Semiconductor Corp., Renesas Technology, ST-Ericsson, Syncomm and Texas Instruments. Notwithstanding anything to the contrary contained in this Paragraph, nothing herein shall prevent Landlord from leasing any space in the building to any affiliate or subsidiary of a Competitor who intends on using such space solely for non-competitive purposes.

68.   Notices. Supplementing Paragraph 28 of the pre-printed portion of this lease, all notices delivered to Tenant should be sent to the attention of Walter Siegel, Esq., with copies of all such notices delivered to Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, Attention: Peter Byrnes and to Moritt Hock & Hamroff, LLP, 400 Garden City Plaza, Garden City, New York 11530, Attention: Gary C. Hisiger, Esq.

18

69.   Destruction. Fire and Other Casualty. Supplementing the terms and conditions of Paragraph 9 of the pre-printed portion of this lease:

(a)  If the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and the estimated date of completion of such restoration work, as reasonably determined by Landlord's architect, is more than twelve (12) months following the date of such damage or destruction, then Tenant shall have the right to terminate this lease by written notice delivered to Landlord within ten (10) days following receipt of such written determination by Landlord's architect. Furthermore, if the Demised Premises shall be totally damaged or rendered wholly unusable or wholly inaccessible by fire or other casualty and Landlord has not terminated this lease pursuant to Paragraph 9(d) hereof and Landlord has not completed the making of the required repairs and restored and rebuilt the Demised Premises and/or access thereto within twelve (12) months from the date of such damage or destruction (and such additional time not to exceed sixty (60) days after such date as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance), then Tenant may serve notice on Landlord of its intention to terminate this lease, and, if, within thirty (30) days thereafter, Landlord shall not have completed the making of the required repairs and restored and rebuilt the Demised Premises and/or access thereto, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

(b)  In the event the Demised Premises are rendered wholly unusable or wholly inaccessible and neither Landlord nor Tenant have exercised their options to terminate this lease (as set forth herein), then, at the request of Tenant, Landlord shall use commercially reasonable efforts to locate and provide Tenant with substitute, habitable office space reasonably suitable for Tenant's business elsewhere in the Building or in another building owned by Landlord or its affiliates; such space to be of approximately the same size as the Demised Premises (the "Substitute Space"). If Tenant agrees to accept the Substitute Space, then Rent shall abate with respect to the Demised Premises from the date of such damage or destruction, Tenant shall accept the Substitute Space in its then "as is" condition; it being acknowledged by the parties that the occupancy of the Substitute Space by Tenant is intended to be temporary, lasting only as long as is necessary for Landlord to substantially complete restoration of the Demised Premises, and Tenant shall pay to Landlord the fair market rental value of the Substitute Space, on a monthly basis, in advance, throughout its occupancy thereof. It is further agreed that, in the event Tenant accepts the Substitute Space, Tenant shall be deemed to have waived the termination right set forth in Paragraph 69(a) above. Upon substantial completion of the restoration of the Demised Premises, Tenant shall surrender the Substitute Space to Landlord and re-occupy the Demised Premises.

19

70.   Reserved Parking Allocation. Supplementing Paragraph 55 hereof, Landlord and Tenant agree that, at any time during term of this Lease (until the Allocation (as defined below) is completed subject to the Reallocation (as defined below), either party may request the other to allocate between Landlord and Tenant up to 200 parking spaces (the "Allocation") in the parking area, which is otherwise first come, first served, to be on a "reserved" basis. Any reserved spaces shall be from those spaces shown on the parking plan annexed hereto as Exhibit E (which has 245 spaces available to be reserved and of which 200 can be so reserved). If an Allocation is desired, the requesting party shall send the other a notice identifying spaces to be designated as reserved (which may be on multiple occasions during the term of the Lease), up to the aggregate of 200 spaces. Within ten (10) days of the requesting party's notice, if Tenant is the party requesting and designating spaces, Landlord reserves to itself the right to select up to 40% of the spaces initially designated by Tenant to thereafter be "Landlord (or future tenant) reserved" and if Landlord is the party requesting and designating spaces, Tenant reserves to itself the right to select up to 60% of the spaces initially designated by Landlord to thereafter be "Tenant reserved"; provided if the Landlord Allocation (80 spaces) or Tenant Allocation (120 spaces) is completed but the other party's is not yet completed, the party who has not yet obtained its full Allocation may thereafter designate spaces on notice to the other party but without a right to select any portion of such spaces. In addition, once the Allocation is complete, a party may thereafter select different spaces (the "Reallocation") to be the reserved spaces but they may not, in connection with a Reallocation, require the other party to give up any of their previously selected spaces in connection with such Reallocation. Landlord and Tenant further agree that the allocation between Landlord and Tenant shall ultimately be for up to 80 spaces for use by Landlord or its future tenants and up to 120 spaces for use by Tenant. Landlord shall be responsible for marking the spaces as "reserved" for the appropriate party and for enforcing the rights of parties to the spaces so designated as "reserved".

20

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC

By:
Name:
Title:

Tenant:	STANDARD MICROSYSTEMS CORPORATION

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord:	REP 80 ARKAY DRIVE, LLC

Tenant:	STANDARD MICROSYSTEMS CORPORATION

By:
Name:
Title:

EXHIBIT A

RENTAL PLAN DATED AS OF                                                      , 2011

21

12,336 RSF
14,525 RSF
10,954 RSF
LEGEND
MASTER LEASE SPACE
SHARED COMMON

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY	REVISION
	6.4.11	DP	REVISION
	3.17.11	AS	REVISION
	3.10.11	AS	REVISION
	2.18.11	AS	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

FIRST FLOOR MASTER LEASE RENTAL PLAN

A-1

22

5,550 RSF
6,454 RSF
15,251 RSF
11,724 RSF
LEGEND
MASTER LEASE SPACE
SHARED COMMON

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION
		CP	REVISION
		CP	REVISION
		AS	REVISION
		AS	REVISION
		AS	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

SECOND FLOOR MASTER LEASE RENTAL PLAN

SCALE: NOT TO SCALE

A-2

23

SMSC
SMSC
9,000 RSF
STORAGE
HEALTH
CLUB
CAFETERIA
MULTI
PURPOSE
ROOM
LEGEND
SMSC NEW BLDG
SHARED COMMON
SMSC NEW BLDG STORAGE

RECHLER
EQUITY
PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

BASEMENT PLAN

DRAWING NO.
A-3

SCALE: NOT TO SCALE

24

EXHIBIT A - 1
LOCATION OF SECURITY BOOTH

AREA FOR
SECURITY DESK

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO.	DATE	BY.	REVISION
	[illegible]	CP	REVISION
	8.10.11	CP	REVISION
	[illegible]	CP	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A-1
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

FIRST FLOOR
SECURITY BOOTH LOCATION

DRAWN BY: CP

SCALE: NOT TO SCALE

A-1

25

EXHIBIT B

FIXTURES EXISTING AT THE DEMISED PREMISES NOT REQUIRING
 REMOVAL/RESTORATION AT THE EXPIRATION OF THE TERM

Fixtures Existing at the Demised Premises that Remain property of SMSC - 80 Arkay Dr.

In addition to the items listed below that are the property of SMSC, fixtures that are currently installed at 80 Arkay Dr. or will be in the future that will remain the property of SMSC at the termination of the lease are -
Electrical Conditioning Equipment utilized in our Test Operations to supply conditioned power to our test devices.
Reels to support compressed air and electrical feeds for Test Operations.

Property of SMSC-

Kitchen Appliances - Appliances used in Break Rms., Kitchens, Coffee Stations. Refrigerators, microwave ovens, coffee makers. This does not include specialty equipment purchased specifically for the operation of the Cafeteria.

Security Systems - Security access and surveillance systems consisting of electronic card readers, control panels, local server, card printer, CCTV cameras, recording equipment, cabinets, PCs, etc.

Fire Extinguishers - All portable fire extinguishers.

Supplementary Air Conditioning Systems - Split type air conditioning units utilized to supplement main building units.

Telephone System - Telephone system consists of servers, switches, modular components, racks and cabinets, PCs, monitors, telephone instruments and cellular amplification systems.

Communications Cabling System - Copper and fiber optic cables, patch panels, racks, jacks, data switches, etc.

IT Equipment - Electronic data computing and switching equipment including wireless network broadcast equipment.

Audio Visual Equipment - Screens, projectors, speakers, microphones, consoles, modular components, cabinets, PCs, monitors that make up our audio visual presentation and conferencing systems.

Furniture and Furnishings - Free standing furniture including desks, tables, chairs, cabinets, lockers. Modular furniture systems consisting of partition panels, work surfaces, shelves, cabinets, drawer modules, lighting and electrical components.

Storage Shelving and Rack Systems - Metal shelving and rack systems used for storage of equipment, materials, files, etc,

26

EXHIBIT C

HAZARDOUS MATERIALS USED IN CONNECTION WITH TENANT'S BUSINESS

Table 3.1.1 - 80 ARKAY DRIVE

HAZARDOUS MATERIALS
 USED BY OA FOR RELIABILTIY TEST AND FAILURE ANALYSIS

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
Acetone	3.2	ACETONE	8 Gals
Isopropyl Alcohol	3.2	IPA	8 gals
Fuming Nitric Acid	5.1	HN03	8pts
Sulfuric Acid	8.1	H2S04	4 gals
Fuming Sulfuric Acid	8.1	Oleum	2pts
Acetic acid	8.1	Acetic	8 gals
Liquid Nitrogen	2.2	LN2	2200 liters
Alpha Metals Flux	3.2	AM-100	8 gallons
Buehler "Varidur"	0.2		2 pints
Lead Free Solder	0.2	Pb free	50 lbs
Varidur Kit	0.2	Plastic Powder
Ultramount Liquid	3.3	Acrylic Activator
Hydrochloric Acid	8.1	HC1	I pt
Hydrofluoric Acid	8.1	HF	Ipt
TetrabutylAminoraum Hydroxide	8.2		4 gals

USED BY PRODUCTION TEST TO MAINTAIN SOCKETS
(Gold replatiiig - Brush Application')

MATERIAL	DOT Shipping Class	AKA	MAXIMUM QUANTITY
TECHNIC INC TAS #1	8.2		Igal
TECHNIC Inc "TSC-15101"	8.3		20 lbs
Technic Inc "Gelling Agent"	0.2		lqt
Acid Nickel Brush Plating	6.1		2 gals
Technic Strip II	6.1		2 gal
Technic "Orobrush 999 No Gel"	6.1		2qt
Isopropyl Alcohol	3.2		2 pints
Speedball Cleaner			4 gals

27

Tier 2 Online Submission Report
Reporting period : From January 1, 2010 to December 31, 2010

Facility Name	SMSC	Facility ID	1633388

Department Name	Corp Facilities	Facility Email

Physical Address	80 Arkay Drive , Hauppauge, Suffolk county, NY - 11788, USA	Latitude / Longitude	40.813094 /-73.252969

Mail Address	80 Arkay Drive, Hauppauge, NY - 11788	Method of Determination	A1 - Address Matching (House Number)

NAICS	541710 -	Location Description	CE - Center of Facility

Dun & Bradstreet	054988506 - Semiconductor Manufacturer

Contact Information	Name	Phone	Email	Mail address

Emergency Contact	Ed Montvidas	631-4344654 (24-hour)	ed.montvi das® smsc.corn	80 Arkay Drive. Hauppauge. COUNTY. NY - 11788, USA

Owner / Operator	Don Sundin	6314344649 (Work)	don.sundingJsirisc.com	80 Arkay Drive. Hauppauge. Suffolk COUNTY. NY - 11788. USAA

Submitter	Ed Montvidas	631-4344654 (24-hour)	ed.montvidas® smsc.com	80 Arkay Drive, Hauppauge. COUNTY. NY - 11788, USA

Chemical Inventory Information
Chemical Description	Physical & Health Hazards	Inventory	Mixture components	Storage locations and codes (Non- Confidential)
CAS 64742650 Trade Secret ☐	Fire ☒	99999.0 Max. Daily Amount		1) North West Side of Building: Type R
Chem. Name Diesel Fuel	Pressure ☐	24000.0 Avg. Daily Amount		Pressure 1. Temperature 4.
Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☐	Reactive ☐	365 No. of Days On-site
EHS ☐	Acute ☐
Chronic ☐
State Specific Information
No State specific information

CAS 7727379 Trade Secret ☐	Fire ☐	3750.0 Max. Daily Amount		1) North Driveway - By Loading Dock: Type
Chem. Name Nitrogen	Pressure ☒	2000.0 Avg. Daily Amount		A Pressure 2. Temperature 7
Pure ☒ Mixture ☐ Solid ☐ Liquid ☒ Gas ☒	Reactive ☐	365 No. of Days On-site
EHS ☐	Acute ☐
Chronic ☐
State Specific Information
No State specific information

Facility Name: SMSC	Facility ID: 1633388	Managed by The University of Texas at Dallas

28

Tier 2 Online Submission Report
Reporting period: From January 1, 2010 to December 31, 2010

Chemical Description	Physical & Health Hazards	Inventory	Mixture components	storage locations and codes (Non- Confidential)
CAS 7664939 Trade Secret ☐	Fire ☐	999.0 Max. Daily Amount		1) UPS _Basement: Type R.
Chern. Name Sulfuric Acid	Pressure ☐	600.0 Avg. Daily Amount		Pressure 1. Temperature 4
Pure ☒ Mixture ☒ Solid ☐ Liquid☒ Gas ☐	Reactive ☒	365 No. of Days On-site		2) UPS _Boiler Room Existing Bldg: Type R.
EHS ☒	Acute ☒			Pressure 1. Temperature 4
	Chronic ☒			3) Loading Dock - Pallet Jacks: Type R.
State Specific Information				Pressure 1. Temperature 4
No State specific Information				4) OA-Failure Analysis Lab: Type R.
Pressure 1. Temperature 4

State Specific Information

No State specific information

Additional Information

☐ I have attached a  document.  ☐ I have attached two or  more documents.

Certification

I certify under penalty of law that I have personally examined and am familiar with the Information submitted in pages ______ through ______ . and that based on my Inquiry of those individuals responsible for obtaining the information. I believe that the submitted information is true. accurate and complete.

Name and official title of owner/operator OR owner/operator's authorized representative	Signature	Date signed

Facility Name: SMSC Facility ID: 1633388	Managed by The University of Texas at Dallas

29

EXHIBIT D
LOCATION OF FITNESS FACILITY

SMSC
SMSC
3,000 RSF
STORAGE
HEALTH
CLUB
MULTI
PURPOSE
ROOM
CAFETERIA
LEGEND
SMSC NEW BLDG
SHARED COMMON
SMSC NEW BLDG STORAGE

RECHLER EQUITY PARTNERS

SUITE 184W
225 BROADHOLLOW ROAD
MELVILLE, N.Y. 11747
631-414-8400

NO	DATE	BY.	REVISION

THESE DRAWINGS HAVE BEEN PREPARED UNDER MY DIRECT SUPERVISION.

SEAL

PROJECT TITLE

EXHIBIT A
80 ARKAY DRIVE
HAUPPAUGE

DRAWING TITLE

BASEMENT PLAN

SCALE: NOT TO SCALE

A-3

30

EXHIBIT E

SUFFOLK COURT
ARKAY DRIVE

COLOR SHADED AREA INDICATES 255 PARKING SPACES FROM WHICH UP TO 300 SPACES CAN BE RESERVED

RECHLER EQUITY PARTNERS

85 SOUTH SERVICE ROAD
PLAINVIEW, N.Y. 11803
631-414-8400

PROJECT TITLE

80 ARKAY DRIVE HAUPPAUGE

DRAWING TITLE

SHSC RESERVED PARKING PLAN

P-1

31